BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

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(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

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3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)	Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are

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subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

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5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S.Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquiring Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email: GroupOfficeofRegisteredFunds@blackrock.com

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7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of BlackRock California Municipal Series Trust, BlackRock Equity Dividend Fund, BlackRock EuroFund, BlackRock Financial Institutions Series Trust, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V, BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Series Trust and BlackRock Natural Resources Trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee,

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officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ Eric C. Freed
Name:	Eric C. Freed
Title:	Assistant Secretary

EACH ACQUIRED FUND REGISTRANT LISTED ON SCHEDULE B HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:
Name:
Title:

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THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust

BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust

iShares, Inc.

iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

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Schedule A: Acquiring Funds

Registrant: AllianceBernstein Global High Income Fund, Inc.

Registrant: AllianceBernstein National Municipal Income Fund, Inc.

Registrant: AB Multi-Manager Alternative Fund

Registrant: AB Bond Fund, Inc.

Series: AB Total Return Bond Portfolio

AB All Market Real Return Portfolio

AB Bond Inflation Strategy

AB Limited Duration High Income Portfolio

AB Municipal Bond Inflation Strategy

AB Tax-Aware Fixed Income Opportunities Portfolio

AB High Yield Portfolio

AB Income Fund

AB Short Duration Income Portfolio

AB Sustainable Thematic Credit Portfolio

Registrant: AB Cap Fund, Inc.

Series: AB Small Cap Growth Portfolio

AB Emerging Markets Multi-Asset Portfolio

AB Select US Equity Portfolio

AB Select US Long/Short Portfolio

AB Concentrated Growth Fund

AB Global Core Equity Portfolio

AB Sustainable US Thematic Portfolio

AB Small Cap Value Portfolio

AB International Strategic Core Portfolio

AB All Market Income Portfolio

AB Concentrated International Growth Portfolio

AB All China Equity Portfolio

Registrant: AB Core Opportunities Fund, Inc.

Registrant: AB Corporate Shares

Series: AB Corporate Income Shares

AB Municipal Income Shares

AB Taxable Multi-Sector Income Shares

AB Impact Municipal Income Shares

AB Tax-Aware Real Return Income Shares

Registrant: AB Discovery Growth Fund, Inc.

Registrant: AB Equity Income Fund, Inc.

Registrant: AB Fixed-Income Shares, Inc.

Series: AB Government Money Market Portfolio

Registrant: AB Global Bond Fund, Inc.

Registrant: AB Global Real Estate Investment Fund, Inc.

Registrant: AB Global Risk Allocation Fund, Inc.

Registrant: AB High Income Fund, Inc.

Registrant: AB Institutional Funds, Inc.

Series: AB Global Real Estate Investment Fund II

Registrant: AB Large Cap Growth Fund, Inc.

Registrant: AB Municipal Income Fund, Inc.

Series: AB California Portfolio

AB High Income Municipal Portfolio

AB National Portfolio

AB New York Portfolio

Registrant: AB Municipal Income Fund II

Series: AB Arizona Portfolio

AB Massachusetts Portfolio

AB Minnesota Portfolio

AB New Jersey Portfolio

AB Ohio Portfolio

AB Pennsylvania Portfolio

AB Virginia Portfolio

Registrant: AB Relative Value Fund, Inc.

Registrant: AB Sustainable Global Thematic Fund, Inc.

Registrant: AB Sustainable International Thematic Fund, Inc.

Registrant: AB Trust

Series: AB International Value Fund

AB Discovery Value Fund

AB Value Fund

Registrant: AB Variable Products Series Fund, Inc.

Series: AB Balanced Wealth Strategy Portfolio

AB Dynamic Asset Allocation Portfolio

AB Global Thematic Growth Portfolio

AB Growth and Income Portfolio

AB Intermediate Bond Portfolio

AB International Growth Portfolio

AB International Value Portfolio

AB Large Cap Growth Portfolio

AB Small Cap Growth Portfolio

AB Small-Mid Cap Value Portfolio

AB Global Risk Allocation – Moderate Portfolio

Registrant: Sanford C. Bernstein Fund, Inc.

Series: Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

Emerging Markets Portfolio

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

Registrant: Sanford C. Bernstein Fund II, Inc.

Series: Bernstein Intermediate Duration Institutional Portfolio

Registrant: Bernstein Fund, Inc.

Series: International Strategic Equities Portfolio

International Small Cap Portfolio

Small Cap Core Portfolio

Registrant: The AB Portfolios

Series: AB Growth Fund

AB All Market Total Return Portfolio

AB Wealth Appreciation Strategy

AB Conservative Wealth Strategy

AB Tax-Managed All Market Income Portfolio

AB Tax-Managed Wealth Appreciation Strategy

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

Vince Noto

c/o AllianceBernstein L.P.

1345 Avenue of the Americas

New York, NY 10105

Fax:

Email: vince.noto@alliancebernstein.com

With a copy to:

Emilie D. Wrapp, Esq.

Attn: Legal Dept.

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, NY 10105

Fax:

Email: emilie.wrapp@alliancebernstein.com

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

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(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

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3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)

Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

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4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

4

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email: GroupOfficeofRegisteredFunds@blackrock.com

7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

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8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of BlackRock California Municipal Series Trust, BlackRock Equity Dividend Fund, BlackRock EuroFund, BlackRock Financial Institutions Series Trust, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V, BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Series Trust and BlackRock Natural Resources Trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund

6

in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ Matthew Prasse
Name:	Matthew Prasse
Title:	Secretary

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

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THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

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Schedule A: Acquiring Funds

Registrant: Allspring Funds Trust

Series: Allspring Asset Allocation Fund

Allspring Growth Balanced Fund

Allspring Moderate Balanced Fund

Allspring Spectrum Aggressive Growth Fund

Allspring Spectrum Conservative Growth Fund

Allspring Spectrum Growth Fund

Allspring Spectrum Income Allocation Fund

Allspring Spectrum Moderate Growth Fund

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

Allspring Funds

c/o Allspring Funds Management, LLC

525 Market Street, 12th Floor

San Francisco, CA 94105

Email: Johanne.F.Castro@allspring-global.com

With a copy to:

Matthew Prasse

Attn: Legal Dept.

101 Seaport Boulevard, 11th Floor

Boston, MA 02210

Email: Matthew.Prasse@allspring-global.com

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

1

(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

2

3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)	Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are

3

subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

4

5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email: GroupOfficeofRegisteredFunds@blackrock.com

5

7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of any Acquiring Fund or Acquired Fund organized as a Massachusetts business trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of

6

doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ Patrick Cleary
Name:	Patrick Cleary
Title:	Chief Compliance Officer, Alpha Architect ETF Trust

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

8

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

9

Schedule A: Acquiring Funds

Registrant: Alpha Architect ETF Trust

Series:

Merlyn.AI SectorSurfer Momentum ETF

Merlyn.AI Bull-Rider Bear-Fighter ETF

Merlyn.AI Tactical Growth and Income ETF

Merlyn.AI Best-of-Breed Core Momentum ETF

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

Alpha Architect ETF Trust

c/o Compliance Department

19 East Eagle Road

Havertown, PA 19083

Fax: NA

Email: compliance@alphaarchitect.com

With a copy to: Not applicable

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

1

(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds: (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

2

3.	Representations of the Acquiring Funds

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)	Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are

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subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals. directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

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5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email: GroupOfficeofRegisteredFunds@blackrock.com

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7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of any Acquiring Fund or Acquired Fund organized as a Massachusetts business trust (each, a “Massachusetts Trust’’), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any

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other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ Patrick Bannigan
Name:	Patrick Bannigan
Title:	President

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

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THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

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Schedule A: Acquiring Funds

Registrant: American Century Strategic Asset Allocations, Inc.

Series: Strategic Allocation: Conservative Fund

Series: Strategic Allocation: Moderate Fund

Series: Strategic Allocation: Aggressive Fund

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

American Century Strategic Asset Allocations, Inc.

c/o American Century Investments

4500 Main Street

Kansas City, MO 64111

Attention: General Counsel

Email: LG-Legal_Notices@americancentury.com

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

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(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

2

3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)	Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are

3

subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

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5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email: GroupOfficeofRegisteredFunds@blackrock.com

5

7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of BlackRock California Municipal Series Trust, BlackRock Equity Dividend Fund, BlackRock EuroFund, BlackRock Financial Institutions Series Trust, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V, BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Series Trust and BlackRock Natural Resources Trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee,

6

officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ Thomas Disbrow
Name:	Thomas Disbrow
Title:	Treasurer, Chief Financial Officer, and Principal Financial Officer

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

8

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

9

Schedule A: Acquiring Funds

Registrants: AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III*, and AMG Funds IV Series: All series of each of the above Registrants, as set forth in the then-current Prospectus, as amended or supplemented from time to time

*A copy of the declaration of trust of each of AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that these instruments are executed on behalf of each of trust by a trustee or officer of such trust in his or her capacity as a trustee or officer and not individually and that the obligations of or arising out of these instruments are not binding upon any of the trustees, officers, or shareholders of any of the trusts individually but are binding only upon the assets and property of each trust or its series.

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder- letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

Chief Compliance Officer

c/o AMG Funds

680 Washington Boulevard, Suite 500

Stamford, CT 06901

Fax:

Email: amgfcco@amg.com

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fun d” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

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(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

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3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund ’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)	Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are

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subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

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5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email: GroupOfficeofRegisteredFunds@blackrock.com

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7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of BlackRock California Municipal Series Trust, BlackRock Equity Dividend Fund, BlackRock EuroFund, BlackRock Financial Institutions Series Trust, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V, BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Series Trust and BlackRock Natural Resources Trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee,

6

officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ Alyssa M. Bernard
Name:	Alyssa M. Bernard
Title:	Vice President

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

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THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

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Schedule A: Acquiring Funds

Registrant: [ETF Series Solutions]

Series: [Aptus Defined Risk ETF]

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

Brett Wickmann

c/o Aptus Capital Advisors, LLC

265 Young Street

Fairhope, AL 36532

Fax:

Email: bwickmann@aptuscapitaladvisors.com

With a copy to:

U.S. Bank Global Fund Services,

Attn: Alyssa Bernard, Regulatory Administration, MK-WI-T10F

777 E. Wisconsin Ave

Miwaukee, WI 53202

Fax:

Email: alyssa.bernard@usbank.com

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

1

(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

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3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)

Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

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4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

4

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email: GroupOfficeofRegisteredFunds@blackrock.com

7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

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8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of BlackRock California Municipal Series Trust, BlackRock Equity Dividend Fund, BlackRock EuroFund, BlackRock Financial Institutions Series Trust, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V, BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Series Trust and BlackRock Natural Resources Trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund

6

in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ Benjamin D. Schmidt
Name:	Benjamin D. Schmidt
Title:	Secretary - Aspiriant Trust

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

8

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II
By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust
By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

9

Schedule A: Acquiring Funds

Registrant: Aspiriant Trust

Series: Aspiriant Risk-Managed Equity Allocation Fund

Aspiriant Defensive Allocation Fund

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

Benjamin D. Schmidt

c/o Aspiriant LLC

11100 Santa Monica Blvd, Suite 600

Los Angeles, CA 90025

Fax: 414-290-3404

Email: aspiriantfunds@aspiriant.com

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

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(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

2

3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)	Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are

3

subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

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5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email: GroupOfficeofRegisteredFunds@blackrock.com

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7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of any Acquiring Fund or Acquired Fund organized as a Massachusetts business trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of

6

doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ David W. Rossmiller
Name:	David W. Rossmiller
Title:	President

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

8

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust

BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust

iShares, Inc.

iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

9

Schedule A: Acquiring Funds

Registrant: Old Westbury Funds, Inc.

Series: Old Westbury All Cap Core Fund

Old Westbury Large Cap Strategies Fund

Old Westbury Small & Mid Cap Strategies Fund

Old Westbury Credit Income Fund

Old Westbury Fixed Income Fund

Old Westbury Municipal Bond Fund

Old Westbury California Municipal Bond Fund

Old Westbury New York Municipal Bond Fund

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

Portfolio Operations Manager

Bessemer Investment Management, Inc.

1271 Avenue of the Americas

New York, NY 10020

Email: PMOD-NY@bessemer.com

With a copy to:

General Counsel

Bessemer Investment Management, Inc.

1271 Avenue of the Americas

New York, NY 10020

Email: garciay@bessemer.com

EXECUTION VERSION

BLACKROCK RULE 12d1-4

PROPRIETARY FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

1

(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

2

3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(c)

Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims;

3

provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

5.	Reserved.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

To the Acquiring Funds or Acquired Funds, as applicable:

iShares ETFs:

Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:

Email: GroupOfficeofRegisteredFunds@blackrock.com

7.	Changes to Acquiring Funds and Acquired Funds.

In the event that any party wishes to add additional Acquiring Funds or Acquired Funds to this Agreement, or to remove certain Acquiring Funds or Acquired Funds from this Agreement, Schedule A or Schedule B, as applicable, shall be amended accordingly and the amended schedule shall be made a part of this Agreement and supersede the prior schedule. Except as modified by the amended Schedule A or Schedule B, as applicable, all other terms and conditions of this Agreement shall remain in full force.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

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9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of any Acquiring Fund or Acquired Fund organized as a Massachusetts business trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

THE FOLLOWING ACQUIRING FUND REGISTRANTS LISTED ON SCHEDULE A HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

Each Open-End Mutual Fund Listed on Schedule A

By:	/s/ John Perlowski
Name:	John Perlowski
Title:	President and Chief Executive Officer

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II
Each Open-End Mutual Fund Listed on Schedule B

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

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Schedule A: Acquiring Funds

Open-End Mutual Funds:

BlackRock Allocation Target Shares

BATS: Series P Portfolio

BlackRock Balanced Capital Fund, Inc.

BlackRock Funds II

BlackRock Dynamic High Income Portfolio

BlackRock Managed Income Fund

BlackRock Funds III

BlackRock LifePath® Dynamic Retirement Fund

BlackRock LifePath® Dynamic 2025 Fund

BlackRock LifePath® Dynamic 2030 Fund

BlackRock LifePath® Dynamic 2035 Fund

BlackRock LifePath® Dynamic 2040 Fund

BlackRock LifePath® Dynamic 2045 Fund

BlackRock LifePath® Dynamic 2050 Fund

BlackRock LifePath® Dynamic 2055 Fund

BlackRock LifePath® Dynamic 2060 Fund

BlackRock LifePath® Dynamic 2065 Fund

BlackRock LifePath® ESG Index Retirement Fund

BlackRock LifePath® ESG Index 2025 Fund

BlackRock LifePath® ESG Index 2030 Fund

BlackRock LifePath® ESG Index 2035 Fund

BlackRock LifePath® ESG Index 2040 Fund

BlackRock LifePath® ESG Index 2045 Fund

BlackRock LifePath® ESG Index 2050 Fund

BlackRock LifePath® ESG Index 2055 Fund

BlackRock LifePath® ESG Index 2060 Fund

BlackRock LifePath® ESG Index 2065 Fund

BlackRock LifePath® Index Retirement Fund

BlackRock LifePath® Index 2025 Fund

BlackRock LifePath® Index 2030 Fund

BlackRock LifePath® Index 2035 Fund

BlackRock LifePath® Index 2040 Fund

BlackRock LifePath® Index 2045 Fund

BlackRock LifePath® Index 2050 Fund

BlackRock LifePath® Index 2055 Fund

BlackRock LifePath® Index 2060 Fund

BlackRock LifePath® Index 2065 Fund

BlackRock Variable Series Funds, Inc.

BlackRock 60/40 Target Allocation ETF V.I. Fund

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Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

Open-End Mutual Funds:

BlackRock Advantage Global Fund, Inc.

BlackRock Advantage SMID Cap Fund, Inc.

BlackRock Allocation Target Shares

All Series

BlackRock Capital Appreciation Fund, Inc.

BlackRock California Municipal Series Trust

All Series

BlackRock Emerging Markets Fund, Inc.

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock FundSM

All Series

BlackRock Funds II

All Series

BlackRock Funds III

All Series

BlackRock Funds IV

All Series

BlackRock Funds V

All Series

BlackRock Funds VI

All Series

BlackRock Funds VII, Inc.

All Series

BlackRock Index Funds, Inc.

All Series

BlackRock Large Cap Focus Growth Fund, Inc.

BlackRock Large Cap Focus Value Fund, Inc.

BlackRock Large Cap Series Funds, Inc.

All Series

BlackRock Latin America Fund, Inc.

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BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Value Series, Inc.

All Series

BlackRock Multi-State Municipal Series Trust

All Series

BlackRock Municipal Bond Fund, Inc.

All Series

BlackRock Municipal Series Trust

All Series

BlackRock Natural Resources Trust

BlackRock Series Fund, Inc.

All Series

BlackRock Series Fund II, Inc.

All Series

BlackRock Series, Inc.

All Series

BlackRock Variable Series Funds, Inc.

All Series

BlackRock Variable Series Funds II, Inc.

All Series

Managed Account Series

All Series

Master Investment Portfolio

All Series

Master Investment Portfolio II

All Series

Master Large Cap Series LLC

All Series

Quantitative Master Series LLC

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

This Schedule B is further amended to exclude any Acquired Fund that is identified as an Ineligible Fund within the Section 12(d)(1) Policy applicable to each Acquiring Fund and Acquired Fund, as the relevant section of such policy is deemed incorporated by reference into the Agreement and as amended, supplemented or revised and in effect from time to time.

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BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

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(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

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3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)	Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are

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subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

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5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquiring Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email: GroupOfficeofRegisteredFunds@blackrock.com

5

7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of BlackRock California Municipal Series Trust, BlackRock Equity Dividend Fund, BlackRock EuroFund, BlackRock Financial Institutions Series Trust, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V, BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Series Trust and BlackRock Natural Resources Trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee,

6

officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRED FUND REGISTRANT LISTED ON SCHEDULE B HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ James Windels
Name:	James Windels
Title:	Treasurer

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:
Name:
Title:

8

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

9

Schedule A: Acquiring Funds

Registrant: BNY Mellon Absolute Insight Funds, Inc.

Series: BNY Mellon Core Plus Fund

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

Deirdre Cunnane

Attn: Legal Dept.

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Email: deirdre.cunnane@bnymellon.com

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

1

(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

2

(b)	An Acquired Fund shall provide an Acquiring Fund with daily information regarding the net asset value of the Acquired Fund’s total outstanding voting securities.

3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined by Rule 12d1- 4(d)(1)), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

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(f)

Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time. Where an Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc. (a “BlackRock Sub- Adviser”), the obligations set forth in this Section 3(f) and the 12d1-4 List shall be borne by the BlackRock Sub-Adviser.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

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5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

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If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email: GroupOfficeofRegisteredFunds@blackrock.com

7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall become an Acquiring Fund hereunder, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

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(e)

In the case of any Acquiring Fund or Acquired Fund organized as a Massachusetts business trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ Kristi Slavin
Name:	Kristi Slavin
Title:	President

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

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THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

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SOLELY WITH RESPECT TO SECTION 3(F) OF THIS AGREEMENT:

BlackRock Financial Management, Inc.

By:	/s/ Kathleen Nedl
Name:	Kathleen Nedl
Title:	Managing Director

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Schedule A

Acquiring Funds and Series

Acquiring Fund	Series
Brighthouse Funds Trust I	BlackRock Global Tactical Strategies Portfolio
Brighthouse Funds Trust I	SSGA Growth ETF Portfolio
Brighthouse Funds Trust I	SSGA Growth and Income ETF Portfolio

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Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholderletters/ blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

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Schedule C: Notice for Acquiring Funds

Brighthouse Funds Trust I

c/o Kristi Slavin

125 High Street, Suite 732

Boston, Massachusetts 02110

Email: kslavin@brighthousefinancial.com

With a copy to:

Brighthouse Funds Trust I

Attn: Funds Compliance and Mutual Fund Legal

Email #1: fundscompliance@brighthousefinancial.com

Email #2: mflegal@brighthousefinancial.com

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BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d 1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

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(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d 1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

2

3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)	Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are

3

subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d l -4 List”). Each Acquiring Fund acknowledges that the 12d 1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d 1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Funds) or Acquired Funds) that is/are involved in the matter in controversy and not to any other series.

4

5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“B1ackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or B1ackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of B1ackRock without entering into a separate trademark license agreement with B1ackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d 1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email: GroupOfficeofRegisteredFunds@blackrock.com

5

7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of any Acquiring Fund or Acquired Fund organized as a Massachusetts business trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee,. officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of

6

doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABL SERIES

By:
Name:
Title:

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

8

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust

BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust

iShares, Inc.

iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

9

Schedule A: Acquiring Funds

Registrant: Calamos Investment Trust

Series: Calamos Market Neutral Income Fund

            Calamos Hedged Equity Fund

            Calamos Phineus Long/Short Fund

Calamos Long/Short Equity & Dynamic Income Trust

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

B1ackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-l2d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds [Calamos to provide desired contact information for receipt of Notice.]

Calamos Family of Funds

c/o Calamos Advisors LLC

2020 Calamos Court

Naperville, IL 60563

Email: Legalnotices@calamos.com

With a copy to:

Calamos Advisors LLC

Attn: Compliance Department

2020 Calamos Court

Naperville, IL 60563

Email: Compliancedept@calamos.com

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

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(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such

2

Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make any new investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and, if, the Acquiring Fund holds 5% or more of such Acquired Fund’s total outstanding voting securities, information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)

Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

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4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

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(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds: Eaton Vance Management c/o Legal and Compliance Division Two International Place Boston, MA 02110 Email: fundoffundnotices@eatonvance.com	If to the Acquired Funds: iShares ETFs: Email: Group12d14@blackrock.com BlackRock Mutual Funds and Active ETFs: Email: GroupOfficeofRegisteredFunds@blackrock.com

7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

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(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of any Acquiring Fund or Acquired Fund organized as a Massachusetts business trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ Deidre Walsh
Name:	Deidre Walsh
Title:	Vice President

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

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THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust iShares, Inc. iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

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Schedule A: Acquiring Funds

Registrant: Calvert Variable Products, Inc.

Series: Calvert VP Volatility Managed Growth Portfolio

Calvert VP Volatility Managed Moderate Portfolio

Calvert VP Volatility Managed Moderate Growth Portfolio

Registrant: Calvert Social Investment Fund*

Series: Calvert Conservative Allocation Fund*

Calvert Moderate Allocation Fund*

Calvert Growth Allocation Fund*

*	Denotes a Fund that is organized as a Massachusetts business trust (or a series thereof).

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Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

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Schedule C: Notice for Acquiring Funds

Eaton Vance Management

c/o Legal and Compliance Division

Two International Place

Boston, MA 02110

Email: fundoffundnotices@eatonvance.com

With a copy to:

Deidre E. Walsh

Attn: Legal Dept.

Two International Place

Boston, MA 02110

Email: dwalsh@eatonvance.com

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BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

1

(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

2

3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)	Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are

3

subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

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5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email: GroupOfficeofRegisteredFunds@blackrock.com

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7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of BlackRock California Municipal Series Trust, BlackRock Equity Dividend Fund, BlackRock EuroFund, BlackRock Financial Institutions Series Trust, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V, BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Series Trust and BlackRock Natural Resources Trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee,

6

officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ Jonathan keetz
Name:	Jonathan keetz
Title:	COO

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

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THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

9

Schedule A: Acquiring Funds

Registrant: Cambria Investment Management

Series: Cambria ETF Trust

Cambria Global Value ETF

Cambria Global Momentum ETF

Cambria Global Asset Allocation ETF

Cambria Trinity ETF

Cambria Global Tail Risk ETF

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

Jonathan keetz

c/o Cambria Investment Management

2321 Rosecrans Ave, Suite 3225

El Segundo, CA 90245

Email: jk@cambriainvestments.com

With a copy to:

Attn: Cambria ETF Trust.

2321 Rosecrans Ave, Suite 3225

El Segundo, CA 90245

Email: info@cambriafunds.com

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

1

(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

2

3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)	Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are

3

subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

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5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email: GroupOfficeofRegisteredFunds@blackrock.com

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7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of BlackRock California Municipal Series Trust, BlackRock Equity Dividend Fund, BlackRock EuroFund, BlackRock Financial Institutions Series Trust, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V, BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Series Trust and BlackRock Natural Resources Trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee,

6

officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ Mike Forker
Name:	Mike Forker
Title:	Secretary

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

8

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

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Schedule A: Acquiring Funds

Registrant: AdvisorOne Funds

Series:	CLS Global Diversified Equity Fund CLS Global Aggressive Equity Fund
CLS Growth and Income Fund
CLS Shelter Fund
CLS Flexible Income Fund

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

Mike Forker

c/o AdvisorOne Funds

17605 Wright Street

Omaha, NE 68130

Fax: 402-493-2811

Email: mike@orion.com

With a copy to:

AdvisorOne Funds

Attn: Legal Dept.

17605 Wright Street

Omaha, NE 68130

Fax: 402-493-2811

Email: legal@orion.com

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

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(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

2

3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)	Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are

3

subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

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5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquiring Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email: GroupOfficeofRegisteredFunds@blackrock.com

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7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of BlackRock California Municipal Series Trust, BlackRock Equity Dividend Fund, BlackRock EuroFund, BlackRock Financial Institutions Series Trust, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V, BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Series Trust and BlackRock Natural Resources Trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee,

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officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ Ryan C. Larrenaga
Name:	Ryan C. Larrenaga
Title:	Senior Vice President

EACH ACQUIRED FUND REGISTRANT LISTED ON SCHEDULE B HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:
Name:
Title:

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THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

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Schedule A: Acquiring Funds

Each severally and not jointly

Registrant: Columbia Funds Series Trust
Series:	Columbia Overseas Value Fund
Columbia Small Cap Index Fund

Registrant: Columbia Funds Series Trust I
Series:	Columbia Balanced Fund
Columbia Adaptive Retirement 2020 Fund
Columbia Adaptive Retirement 2025 Fund
Columbia Adaptive Retirement 2030 Fund
Columbia Adaptive Retirement 2035 Fund
Columbia Adaptive Retirement 2040 Fund
Columbia Adaptive Retirement 2045 Fund
Columbia Adaptive Retirement 2050 Fund
Columbia Adaptive Retirement 2055 Fund
Columbia Adaptive Retirement 2060 Fund
Columbia Pyrford International Stock Fund

Registrant: Columbia Funds Series Trust II
Series:	Columbia Strategic Municipal Income Fund
Columbia High Yield Bond Fund
Columbia Global Opportunities Fund
Columbia Overseas Core Fund
Columbia Global Value Fund

Registrant: Columbia Funds Variable Series Trust II
Series:	Columbia Variable Portfolio – Overseas Core Fund
Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund
Columbia Variable Portfolio – Balanced Fund

Registrant: Columbia Funds Variable Insurance Trust
Series:	Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund
Columbia Variable Portfolio – Managed Volatility Growth Fund
Columbia Variable Portfolio – Managed Volatility Conservative Fund
Columbia Variable Portfolio – U.S. Flexible Growth Fund
Columbia Variable Portfolio – U.S. Flexible Moderate Growth Fund
Columbia Variable Portfolio – U.S. Flexible Conservative Growth Fund
Columbia Variable Portfolio – Managed Risk Fund
Columbia Variable Portfolio – Managed Risk U.S. Fund

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

Dan Beckman c/o Columbia Threadneedle Investments 290 Congress St.
Boston, MA 02210
Email: dan.beckman@columbiathreadneedle.com

With a copy to:
Ryan Larrenaga c/o Columbia Threadneedle Investments 290 Congress St.
Boston, MA 02210
Email: ryan.c.larrenaga@columbiathreadneedle.com

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

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(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

2

3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)	Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are

3

subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

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5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquiring Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email: GroupOfficeofRegisteredFunds@blackrock.com

5

7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of BlackRock California Municipal Series Trust, BlackRock Equity Dividend Fund, BlackRock EuroFund, BlackRock Financial Institutions Series Trust, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V, BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Series Trust and BlackRock Natural Resources Trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee,

6

officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ Angela Brickl
Name:	Angela Brickl
Title:	CEO/Secretary

EACH ACQUIRED FUND REGISTRANT LISTED ON SCHEDULE B HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:
Name:
Title:

8

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

9

Schedule A: Acquiring Funds

Registrant: Direxion Shares ETF Trust
Series:	Direxion Daily FTSE China Bull 3X Shares
Direxion Daily Homebuilders & Supplies Bull 3X Shares
Direxion Daily Mid Cap Bull 3X Shares
Direxion Daily MSCI Emerging Markets Bull 3X Shares
Direxion Daily MSCI Mexico Bull 3X Shares
Direxion Daily MSCI South Korea Bull 3X Shares
Direxion Daily S&P 500 Bull 3X Shares
Direxion Daily Small Cap Bull 3X Shares
Direxion Daily 7-10 Year Treasury Bull 3X Shares
Direxion Daily 20+ Year Treasury Bull 3X Shares
Direxion Daily Global Clean Energy Bull 2X Shares
Direxion Daily Gold Miners Index Bull 2X Shares
Direxion Daily Junior Gold Miners Index Bull 2X Shares
Direxion Daily MSCI Brazil Bull 2X Shares
Direxion Daily MSCI India Bull 2X Shares
Direxion Daily Russia Bull 2X Shares
Direxion Daily S&P 500 Bull 2X Shares
Direxion Russell 1000 Growth over Value ETF
Direxion Russell 1000 Value over Growth ETF

Registrant: Direxion Funds
Series:	Direxion Monthly Emerging Markets Bull 2X Fund
Direxion Monthly High Yield Bull 1.2X Fund
Direxion Monthly S&P 500 Bull 2X Fund
Direxion Monthly Small Cap Bull 2X Fund
Direxion Monthly 7-10 Year Treasury Bull 2X Fund
Hilton Tactical Income Fund

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

Angela Brickl

c/o Rafferty Asset Management, LLC

1301 Avenue of the Americas (6th Avenue), 28th Floor

New York, New York 10019

Email: compliancedirexion@direxioninvestments.com

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

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(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such

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Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make any new investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and, if, the Acquiring Fund holds 5% or more of such Acquired Fund’s total outstanding voting securities, information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)

Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

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4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

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(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

Eaton Vance Management	iShares ETFs:
c/o Legal and Compliance Division	Email: Group12d14@blackrock.com
Two International Place Boston, MA 02110	BlackRock Mutual Funds and Active ETFs:
Email: fundoffundnotices@eatonvance.com	Email: GroupOfficeofRegisteredFunds@blackrock.com

7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

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(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of any Acquiring Fund or Acquired Fund organized as a Massachusetts business trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ Deidre Walsh
Name:	Deidre Walsh
Title:	Vice President

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

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THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

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Schedule A: Acquiring Funds

Registrant:
Eaton Vance Growth Trust
Series: Eaton Vance Richard Bernstein All Asset Strategy Fund*
Eaton Vance Richard Bernstein Equity Strategy Fund*

Registrant: Eaton Vance Mutual Funds Trust
Series: Eaton Vance Tax-Managed Equity Asset Allocation Fund*
Eaton Vance Multi-Asset Credit Fund*

*	Denotes a Fund that is organized as a Massachusetts business trust (or a series thereof).

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Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

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Schedule C: Notice for Acquiring Funds

Eaton Vance Management

c/o Legal and Compliance Division

Two International Place

Boston, MA 02110

Email: fundoffundnotices@eatonvance.com

With a copy to:

Deidre E. Walsh

Attn: Legal Dept.

Two International Place

Boston, MA 02110

Email: dwalsh@eatonvance.com

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BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

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(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

2

3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)	Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are

3

subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

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5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquiring Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Equitable Investment Management	Email: Group12d14@blackrock.com
1290 Avenue of the Americas, 16th Floor	BlackRock Mutual Funds and Active ETFs:
New York, NY 10104	Email: GroupOfficeofRegisteredFunds@blackrock.com
Email: FMG-Compliance@equitable.com

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7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, which shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of BlackRock California Municipal Series Trust, BlackRock Equity Dividend Fund, BlackRock EuroFund, BlackRock Financial Institutions Series Trust, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V, BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Series Trust and BlackRock Natural Resources Trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee,

6

officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ Kenneth Kozlowski
Name:	Kenneth Kozlowski
Title:	Senior Vice President and Chief Investment Officer

EACH ACQUIRED FUND REGISTRANT LISTED ON SCHEDULE B HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:
Name:
Title:

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THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust

BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust

iShares, Inc.

iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

9

SCHEDULE A

Applicable Funds

Acquiring Funds

EQ ADVISORS TRUST

1290 VT Convertible Securities Portfolio

1290 VT DoubleLine Dynamic Allocation Portfolio

1290 VT DoubleLine Opportunistic Bond Portfolio

1290 VT Equity Income Portfolio

1290 VT GAMCO Mergers & Acquisitions Portfolio

1290 VT GAMCO Small Company Value Portfolio

1290 VT High Yield Bond Portfolio

1290 VT Low Volatility Global Equity Portfolio

1290 VT Micro Cap Portfolio

1290 VT Moderate Growth Allocation Portfolio

1290 VT Multi-Alternative Strategies Portfolio

1290 VT Natural Resources Portfolio

1290 VT Real Estate Portfolio

1290 VT Small Cap Value Portfolio

1290 VT SmartBeta Equity Portfolio

1290 VT Socially Responsible Portfolio

ATM International Managed Volatility Portfolio

ATM Large Cap Managed Volatility Portfolio

ATM Mid Cap Managed Volatility Portfolio

ATM Small Cap Managed Volatility Portfolio

EQ/2000 Managed Volatility Portfolio

EQ/400 Managed Volatility Portfolio

EQ/500 Managed Volatility Portfolio

EQ/AB Dynamic Aggressive Growth Portfolio

EQ/AB Dynamic Growth Portfolio

EQ/AB Dynamic Moderate Growth Portfolio

EQ/AB Short Duration Government Bond Portfolio

EQ/AB Small Cap Growth Portfolio

EQ/AB Sustainable U.S. Thematic Portfolio

EQ/Aggressive Growth Strategy Portfolio

EQ/All Asset Growth Allocation Portfolio

EQ/American Century Mid Cap Value Portfolio

EQ/American Century Moderate Growth Allocation Portfolio

EQ/AXA Investment Managers Moderate Allocation Portfolio

EQ/Balanced Strategy Portfolio

EQ/Capital Group Research Portfolio

EQ/ClearBridge Large Cap Growth Portfolio

EQ/ClearBridge Select Equity Managed Volatility Portfolio

EQ/Common Stock Index Portfolio

EQ/Conservative Growth Strategy Portfolio

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EQ/Conservative Strategy Portfolio

EQ/Core Bond Index Portfolio

EQ/Emerging Markets Equity PLUS Portfolio

EQ/Equity 500 Index Portfolio

EQ/Fidelity Institutional AM®Large Cap Portfolio

EQ/First Trust Moderate Growth Allocation Portfolio

EQ/Franklin Growth Allocation Portfolio

EQ/Franklin Moderate Allocation Portfolio

EQ/Franklin Rising Dividends Portfolio

EQ/Franklin Small Cap Value Managed Volatility Portfolio

EQ/Franklin Strategic Income Portfolio

EQ/Global Equity Managed Volatility Portfolio

EQ/Goldman Sachs Growth Allocation Portfolio

EQ/Goldman Sachs Mid Cap Value Portfolio

EQ/Goldman Sachs Moderate Growth Allocation Portfolio

EQ/Growth Strategy Portfolio

EQ/Intermediate Government Bond Portfolio

EQ/International Core Managed Volatility Portfolio

EQ/International Equity Index Portfolio

EQ/International Managed Volatility Portfolio

EQ/International Value Managed Volatility Portfolio

EQ/Invesco Comstock Portfolio

EQ/Invesco Global Portfolio

EQ/Invesco Global Real Assets Portfolio

EQ/Invesco International Growth Portfolio

EQ/Invesco Moderate Allocation Portfolio

EQ/Invesco Moderate Growth Allocation Portfolio

EQ/Janus Enterprise Portfolio

EQ/JPMorgan Growth Allocation Portfolio

EQ/JPMorgan Value Opportunities Portfolio

EQ/Large Cap Core Managed Volatility Portfolio

EQ/Large Cap Growth Index Portfolio

EQ/Large Cap Growth Managed Volatility Portfolio

EQ/Large Cap Value Index Portfolio

EQ/Large Cap Value Managed Volatility Portfolio

EQ/Lazard Emerging Markets Equity Portfolio

EQ/Long-Term Bond Portfolio

EQ/Loomis Sayles Growth Portfolio

EQ/MFS International Growth Portfolio

EQ/MFS International Intrinsic Value Portfolio

EQ/MFS Mid Cap Focused Growth Portfolio

EQ/MFS Technology Portfolio

EQ/MFS Utilities Series Portfolio

EQ/Mid Cap Index Portfolio

EQ/Mid Cap Value Managed Volatility Portfolio

EQ/Moderate Growth Strategy Portfolio

EQ/Money Market Portfolio

EQ/Morgan Stanley Small Cap Growth Portfolio

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EQ/PIMCO Global Real Return Portfolio

EQ/PIMCO Real Return Portfolio

EQ/PIMCO Total Return Portfolio

EQ/PIMCO Ultra Short Bond Portfolio

EQ/Quality Bond PLUS Portfolio

EQ/Small Company Index Portfolio

EQ/T. Rowe Price Growth Stock Portfolio

EQ/T. Rowe Price Health Sciences Portfolio

EQ/Ultra Conservative Strategy Portfolio

EQ/Value Equity Portfolio

EQ/Wellington Energy Portfolio

Equitable Growth MF/ETF Portfolio

Equitable Moderate Growth MF/ETF Portfolio

Multimanager Aggressive Equity Portfolio

Multimanager Core Bond Portfolio

Multimanager Technology Portfolio

1290 FUNDS

1290 Diversified Bond Fund

1290 DoubleLine Dynamic Allocation Fund

1290 GAMCO Small/Mid Cap Value Fund

1290 High Yield Bond Fund

1290 Multi-Alternative Strategies Fund

1290 SmartBeta Equity Fund

1290 Retirement 2020 Fund

1290 Retirement 2025 Fund

1290 Retirement 2030 Fund

1290 Retirement 2035 Fund

1290 Retirement 2040 Fund

1290 Retirement 2045 Fund

1290 Retirement 2050 Fund

1290 Retirement 2055 Fund

1290 Retirement 2060 Fund

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Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

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(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

2

3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)	Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are

3

subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

4

5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email: GroupOfficeofRegisteredFunds@blackrock.com

5

7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of BlackRock California Municipal Series Trust, BlackRock Equity Dividend Fund, BlackRock EuroFund, BlackRock Financial Institutions Series Trust, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V, BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Series Trust and BlackRock Natural Resources Trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee,

6

officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank; signature pages follow]

7

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ J. Garrett Stevens
Name:	J. Garrett Stevens
Title:	President, Exchange Traded Concepts Trust and Exchange Listed Funds Trust

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

8

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust

BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust

iShares, Inc.

iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

9

Schedule A: Acquiring Funds

Registrant: Exchange Listed Funds Trust
Series:	Cabana Target Drawdown 5 ETF
Cabana Target Drawdown 7 ETF
Cabana Target Drawdown 10 ETF
Cabana Target Drawdown 13 ETF
Cabana Target Drawdown 16 ETF
Cabana Target Leading Sector Aggressive ETF
Cabana Target Leading Sector Conservative ETF
Cabana Target Leading Sector Moderate ETF
Armor US Equity Index ETF

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

Exchange Traded Concepts, LLC

295 Madison Avenue, 26th Fl.

New York, NY, 11201

Fax: 405-896-5825

Email: 12d1investments@exchangetradedconcepts.com

With a copy to:

Exchange Traded Concepts, LLC

Attn: Legal Dept.

295 Madison Avenue, 26th Fl.

New York, NY, 11201

Fax: 405-896-5825

Email: 12d1investments@exchangetradedconcepts.com

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fun d” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

1

(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

2

3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)	Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are

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subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

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5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email: GroupOfficeofRegisteredFunds@blackrock.com

5

7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of BlackRock California Municipal Series Trust, BlackRock Equity Dividend Fund, BlackRock EuroFund, BlackRock Financial Institutions Series Trust, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V, BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Series Trust and BlackRock Natural Resources Trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee,

6

officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ Alyssa M. Bernard
Name:	Alyssa M. Bernard
Title:	Vice President

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

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THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

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Schedule A: Acquiring Funds

Registrant: [ETF Series Solutions]

Series: [Aptus Defined Risk ETF]

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

[Name]

c/o [Company]

[Address]

[City, State, Zip]

Fax:

Email:

With a copy to:

[Name]

Attn: Legal Dept.

[Address]

[City, State, Zip]

Fax:

Email:

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

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(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

2

3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)	Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are

3

subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

4

5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email: GroupOfficeofRegisteredFunds@blackrock.com

5

7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of BlackRock California Municipal Series Trust, BlackRock Equity Dividend Fund, BlackRock EuroFund, BlackRock Financial Institutions Series Trust, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V, BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Series Trust and BlackRock Natural Resources Trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee,

6

officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES INDIVIDUALLY AND NOT JOINTLY

By:	/s/ Kevin R. Miller
Name	Kevin R. Miller
Title:	President, E-Valuator Funds Trust

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

8

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust

iShares, Inc.

iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

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Schedule A: Acquiring Funds

Registrant: E-Valuator Funds Trust

Series:

The E-Valuator Very Conservative (0%-15%) RMS Fund

The E-Valuator Conservative (15%-30%) RMS Fund

The E-Valuator Conservative/Moderate (30%-50%) RMS Fund

The E-Valuator Moderate (50%-70%) RMS Fund

The E-Valuator Growth (70%-85%) RMS Fund

The E-Valuator Aggressive Growth (85%-99%) RMS Fund

10

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

11

Schedule C: Notice for Acquiring Funds

Kevin R. Miller

E-Valuator Funds Trust

7760 France Avenue South, Suite 620 Bloomington, MN 55435

Email: kevin.miller@evaluatorfunds.com

With a copy to:

Deborah Bielicke Eades Vedder Price P.C.

222 North LaSalle Street Chicago, Illinois 60601

Email: deades@vedderprice.com

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FUND OF FUNDS INVESTMENT AGREEMENT

THIS AGREEMENT, is made this 18th of January, 2022, by and among each trust identified on Schedule A (each a “Fidelity Trust”), on behalf of itself and its respective current and future series as identified on Schedule A, severally and not jointly (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”), and each trust identified on Schedule B (each, an “Underlying Trust”), on behalf of themselves and their respective series identified on Schedule B, severally and not jointly (each, an “Acquired Fund” and collectively the “Acquired Funds” and together with the Acquiring Funds, the “Funds”), and shall become effective on January 19, 2022.

WHEREAS, each Fund is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies, and Section 12(d)(1)(C) limits the extent to which an investment company may invest in the shares of a registered closed-end investment company;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule.

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule.

I.	TERMS OF INVESTMENT

1.1 In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows solely with respect to an investment by such Acquiring Fund in an Acquired Fund that exceeds the limits in Section 12(d)(1)(A)(i) of the 1940 Act:

(i) In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the fiduciary obligations of the Acquired Fund’s investment adviser, applicable law, rules and guidance issued by the SEC or its Staff, and the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

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(ii) Timing/advance notice of redemptions. With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Enumerated Fund(s) if practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Enumerated Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Enumerated Fund is an exchange-traded fund, the requirements of this paragraph (ii) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Enumerated Fund (such as where an Acquiring Fund sells shares in the secondary market). Each Enumerated Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii) Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investment in the Acquired Fund. The Acquired Funds acknowledge and agree that any information provided pursuant to the foregoing is not a commitment to purchase and constitutes an estimate that may differ materially from the amount, timing and manner in which a purchase order is submitted, if any.

1.2 In order to assist each Acquiring Fund’s investment adviser (the “Adviser”) or sub-adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund and its Adviser (and if applicable, sub-adviser) with information reasonably requested to comply with the terms and conditions of Rule 12d1-4, including information on the fees and expenses of the Acquired Fund. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

II.	REPRESENTATIONS OF THE ACQUIRING AND ACQUIRED FUNDS

2.1 In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if the Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

2.2 Each Acquired Fund agrees that any information regarding planned purchases, sales or redemptions of shares of an Acquired Fund provided pursuant to Section 1.1 will be

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treated confidentially, used solely for the purposes of this Agreement, and will not be disclosed to any third party without the prior consent of the Acquiring Fund, except for directors/trustees, officers, employees, accountants and other advisers of the Acquired Fund and its affiliates on a need-to-know basis and solely for the purposes of this Agreement.

2.3 Each Acquired Fund represents that it will not purchase or otherwise acquire during the term of this Agreement, the securities of an investment company or private fund (as defined in the Rule) where immediately after such purchase or acquisition, the securities of investment companies and private funds owned by the Acquired Fund have an aggregate value in excess of 10% of the value of the total assets of the Acquired Fund except as otherwise permitted by the Rule and guidance issued thereunder by the SEC or its Staff, or relevant SEC exemptive relief.

2.4 In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to the Acquiring Fund; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

2.5 An Acquiring Fund shall promptly notify an Acquired Fund:

(i) of any initial purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund, in its estimation, to hold more than 3% of such Acquired Fund’s total outstanding voting securities; and

(ii) where an Acquiring Fund and its Advisory Group (as defined by Rule 12d1-4(d)(1)), individually or in the aggregate, hold in their estimation more than 25% of such Acquired Fund’s total outstanding voting securities.

2.6 Notwithstanding anything herein to the contrary, an Acquiring Fund may not make an investment in an Acquired Fund that causes such Acquiring Fund to hold, in its estimation, 5% or more of such Acquired Fund’s total outstanding voting securities without the prior approval of the Acquired Fund.

2.7 The requirements set forth in Section 2.5 above shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

2.8 An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund upon the Acquired Fund’s reasonable request.

2.9 Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

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III.	CERTIFICATIONS

3.1 Each Underlying Trust, on behalf of itself and its respective Acquired Funds, agrees to deliver to the relevant Fidelity Trust and the Adviser on an annual basis a certificate, duly certified by the President or any Vice President of the Underlying Trust, substantially in the form attached hereto as Exhibit A.

3.2 Each Underlying Trust, on behalf of itself and its respective Acquired Funds, acknowledges that such certificate will be accepted and reasonably relied upon by the relevant Fidelity Trust, the Adviser and their affiliates as conclusive evidence of the facts set forth therein.

IV.	NOTICES

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered mail, overnight mail, or electronic mail to the address for each party specified below, which address may be changed from time to time by written notice to the other party. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List, unless otherwise agreed in writing.

If to a Fidelity Trust or an Acquiring Fund:

Jason Pogorelec

Senior Vice President, Asset Management Compliance

c/o Fidelity Investments

88 Black Falcon Avenue

Boston, Massachusetts 02210

E-mail: jason.pogorelec@fmr.com

and

Kenneth Robins

Senior Vice President, Asset Management Compliance

c/o Fidelity Investments

88 Black Falcon Avenue

Boston, Massachusetts 02210

E-mail: kenneth.robins@fmr.com

With a copy to:

Brian Blackburn

c/o Fidelity Investments

88 Black Falcon Avenue

Boston, Massachusetts 02210

E-mail: brian.blackburn@fmr.com

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If to an Underlying Trust or an Acquired Fund:

iShares ETFs:

Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:

Email: GroupOfficeofRegisteredFunds@blackrock.com

V.	TERMINATION; ASSIGNMENT; AMENDMENT; GOVERNING LAW

5.1 This Agreement shall be effective for the duration of the Acquired Funds’ and/or the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 5.2.

5.2 This Agreement shall continue until terminated in writing by either party for any reason upon thirty (30) days’ notice to the other party. Upon termination of this Agreement, the Acquiring Funds may not purchase additional shares of the Acquired Funds beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

5.3 This Agreement may not be assigned by either party without the prior written consent of the other. In the event either party assigns this Agreement to a third party as provided in this Section, such permitted third party shall be bound by the terms and conditions of this Agreement applicable to the assigning party.

5.4 This Agreement may be amended only by a writing that is signed by each affected party.

5.5 This Agreement will be governed by the laws of the Commonwealth of Massachusetts without regard to its choice of law principles.

5.6 In any action involving the Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to the individual Acquiring Funds that are involved in the matter in controversy and not to any other series of the relevant Fidelity Trust.

5.7 In any action involving the Acquired Funds under this Agreement, each Acquiring Fund agrees to look solely to the individual Acquired Funds that are involved in the matter in controversy and not to any other series of the relevant Underlying Trust.

5.8 The parties are hereby put on notice that no director/trustee, officer, employee, agent, employee or shareholder of the Funds shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable Funds.

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VI.	USE OF NAME

6.1 Each Underlying Trust hereby consents to the use of its name, the name of each Acquired Fund and the names of their affiliates (i) in the Acquiring Funds’ prospectus, statement of additional information, fact sheet, shareholder report or similar disclosure document, (ii) solely for the purpose of discussing and/or identifying an Acquiring Fund’s investment in an Acquired Fund, in the Acquiring Fund’s shareholder communications, advertising, sales literature and similar communications, and/or (iii) as otherwise required by applicable laws, rules and regulations. No Acquired Fund shall use the name or any tradename, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof of the Adviser, a Fidelity Trust, an Acquiring Fund, or any of their affiliates in its marketing materials (other than referencing the Acquiring Fund in the Acquired Fund’s statement of additional information or as otherwise required by applicable law, rules and regulations) unless it first receives prior written approval of the relevant Acquiring Fund and its investment adviser.

6.2 It is understood that the name of each party to this Agreement, and any derivatives thereof or logos associated with that name is the valuable property of the party in question and/or its affiliates, and that each other party has the right to use such names pursuant to the relationship created by this Agreement only so long as this Agreement shall continue in effect. Upon termination of this Agreement, the parties shall forthwith cease to use the names of the other parties (or any derivative or logo) as appropriate and to the extent that continued use is not required by applicable laws, rules and regulations.

VII.	MISCELLANEOUS

7.1 Counterparts. This Agreement may be executed in two or more counterparts, each of which is deemed an original but all of which together constitute one and the same instrument.

7.2 Severability. If any provision of this Agreement is determined to be invalid, illegal, in conflict with any law or otherwise unenforceable, the remaining provisions hereof will be considered severable and will not be affected thereby, and every remaining provision hereof will remain in full force and effect and will remain enforceable to the fullest extent permitted by applicable law.

7.3 Third Party Beneficiary. Each Underlying Trust, on behalf of each Acquired Fund each acknowledge and agree that notwithstanding anything contained in this document to the contrary, the Adviser is and shall be an intended third party beneficiary of this Agreement.

7.4 Additional Acquiring Funds and Acquired Funds; Additional Investment Companies.

7.4.1. In the event that a Fidelity Trust or an Underlying Trust wishes to include one or more series as an Acquiring or Acquired Fund in addition to those originally set forth on Schedules A and B, respectively, the relevant party shall so notify the other party in writing, and if the other party agrees in writing, such series shall hereunder become an Acquiring Fund or Acquired Fund, as the case may be, and Schedule A or Schedule B, as appropriate, shall be amended accordingly.

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7.4.2. Certain open-end investment companies (or series thereof) advised by Strategic Advisers LLC (“SAI”) or any investment adviser controlling, controlled by or under common control with SAI (each, an “Affiliated Investment Company”) may subsequently determine to invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) and (B) in reliance on the Rule and may desire to be included under this Agreement. In such event, such Affiliated Investment Company shall so notify the Underlying Trust in writing, and if the Underlying Trust agrees in writing, such Affiliated Investment Company shall hereunder become a Fidelity Trust or Acquiring Fund, as the case may be, and Schedule A shall be amended accordingly.

7.5 Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior written or oral agreements, understandings and negotiations, except as otherwise supplemented or superseded by the parties in writing.

[The remainder of this page intentionally left blank.]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Each Fidelity Trust listed on Schedule A, on behalf of itself and each of its Acquiring Funds, Severally and Not Jointly

/s/ Stacie Smith
Name:	Stacie Smith
Title:	Officer

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITSELF AND ITS APPLICABLE SERIES LISTED ON SCHEDULE B, Severally and Not Jointly

iShares Trust
iShares, Inc.

By:
Name:
Title:

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Each Fidelity Trust listed on Schedule A, on behalf of itself and each of its Acquiring Funds, Severally and Not Jointly

Name:	Stacie Smith
Title:	Officer

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITSELF AND ITS APPLICABLE SERIES LISTED ON SCHEDULE B, Severally and Not Jointly

iShares Trust
iShares, Inc.

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

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SCHEDULE A

Fidelity Trusts and Acquiring Funds

Fidelity Trusts	Acquiring Funds
Fidelity Equity and High Income Funds:
Fidelity Advisor Series I	All current and future series
Fidelity Advisor Series VII	All current and future series
Fidelity Advisor Series VIII	All current and future series
Fidelity Beacon Street Trust	All current and future series
Fidelity Capital Trust	All current and future series
Fidelity Central Investment Portfolios LLC	All current and future series
Fidelity Concord Street Trust	All current and future series
Fidelity Congress Street Fund	All current and future series
Fidelity Contrafund	All current and future series
Fidelity Commonwealth Trust	All current and future series
Fidelity Commonwealth Trust II	All current and future series
Fidelity Covington Trust	All current and future series
Fidelity Destiny Portfolios	All current and future series
Fidelity Devonshire Trust	All current and future series
Fidelity Exchange Fund	All current and future series
Fidelity Financial Trust	All current and future series
Fidelity Hanover Street Trust	All current and future series
Fidelity Hastings Street Trust	All current and future series
Fidelity Investment Trust	All current and future series
Fidelity Magellan Fund	All current and future series
Fidelity Mt. Vernon Street Trust	All current and future series
Fidelity Puritan Trust	All current and future series
Fidelity Securities Fund	All current and future series
Fidelity Select Portfolios	All current and future series
Fidelity Summer Street Trust	All current and future series
Fidelity Trend Fund	All current and future series
Variable Insurance Products Fund	All current and future series

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Fidelity Trusts	Acquiring Funds
Variable Insurance Products Fund II	All current and future series
Variable Insurance Products Fund III	All current and future series
Variable Insurance Products Fund IV	All current and future series
Fidelity Fixed Income and Asset Allocation Funds:
Fidelity Aberdeen Street Trust	All current and future series
Fidelity Advisor Series II	All current and future series
Fidelity Advisor Series IV	All current and future series
Fidelity Boylston Street Trust	All current and future series
Fidelity California Municipal Trust	All current and future series
Fidelity California Municipal Trust II	All current and future series
Fidelity Central Investment Portfolios II LLC	All current and future series
Fidelity Charles Street Trust	All current and future series
Fidelity Colchester Street Trust	All current and future series
Fidelity Court Street Trust	All current and future series
Fidelity Court Street Trust II	All current and future series
Fidelity Garrison Street Trust	All current and future series
Fidelity Hereford Street Trust	All current and future series
Fidelity Income Fund	All current and future series
Fidelity Massachusetts Municipal Trust	All current and future series
Fidelity Merrimack Street Trust	All current and future series
Fidelity Money Market Trust	All current and future series
Fidelity Municipal Trust	All current and future series
Fidelity Municipal Trust II	All current and future series
Fidelity Newbury Street Trust	All current and future series
Fidelity New York Municipal Trust	All current and future series
Fidelity New York Municipal Trust II	All current and future series
Fidelity Oxford Street Trust	All current and future series
Fidelity Oxford Street Trust II	All current and future series
Fidelity Phillips Street Trust	All current and future series
Fidelity Revere Street Trust	All current and future series

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Fidelity Trusts	Acquiring Funds
Fidelity Salem Street Trust	All current and future series
Fidelity School Street Trust	All current and future series
Fidelity Union Street Trust	All current and future series
Fidelity Union Street Trust II	All current and future series
Variable Insurance Products Fund V	All current and future series
Fidelity Alts Funds
Fidelity Greenwood Street Trust	All current and future series

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SCHEDULE B

Underlying Trusts and Acquired Funds

Underlying Trusts	Acquired Funds
iShares Trust iShares, Inc.	All current and future series

12d1-4 List. This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

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Exhibit A

Form of Officer’s Certificate

I, [                     ], the duly elected and qualified [President/Vice President] of [                    ] hereby certify in my capacity as such officer pursuant to that certain Fund of Funds Investment Agreement, dated as of [                    ], by and among each Fidelity Trust, on behalf of itself and each Acquiring Fund, and each Underlying Trust, on behalf of itself and each Acquired Fund, (the “Investment Agreement”) that during the preceding calendar year:

(a)

no Acquired Fund purchased or otherwise acquired the securities of an investment company or private fund (as defined in the Rule) where immediately after such purchase or acquisition, the securities of investment companies and private funds owned by the Acquired Fund had an aggregate value in excess of 10% of the value of the total assets of the Acquired Fund except as otherwise permitted by the Rule and guidance issued thereunder by the SEC or its Staff, or relevant SEC exemptive relief; and

(b)	each Acquired Fund complied with all applicable terms and conditions of the Rule and the Investment Agreement.

Capitalized terms used and not otherwise defined herein shall have the meanings as defined in the Investment Agreement.

IN WITNESS WHEREOF, the undersigned has executed this certificate as of the      day of             , 202    .

Name:
Title:	[President/Vice President]

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BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

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(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

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3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)	Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are

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subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify each Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

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5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email: GroupOfficeofRegisteredFunds@blackrock.com

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7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Acquired Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party; provided, however, that Section 4 shall survive the termination of this Agreement solely with regard to any Claims, the basis of which arose during the term of the agreement. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of any Acquiring Fund or Acquired Fund organized as a Massachusetts business trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability

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under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ George Magera
Name:	George Magera
Title:	Assistant Secretary

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

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THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust

BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust

iShares, Inc.

iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

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Schedule A: Acquiring Funds

Registrant: Federated Hermes Fixed Income Securities, Inc.

Series: Federated Hermes Strategic Income Fund

Registrant: Federated Hermes MDT Series

Series: Federated Hermes MDT Balanced Fund

Registrant: Federated Hermes Global Allocation Fund

Series: Federated Hermes Global Allocation Fund

Registrant: Federated Hermes Insurance Series

Series: Federated Hermes Managed Volatility Fund II

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Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

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Schedule C: Notice for Acquiring Funds

Chief Compliance Officer

c/o Federated Hermes, Inc.

1001 Liberty Avenue

Pittsburgh, PA 15222

Email: StephenVanMeter@FederatedHermes.com

With a copy to:

General Counsel

Attn: Legal Department

1001 Liberty Avenue

Pittsburgh, PA 15222

Email: Geroge.Magera@FederatedHermes.com

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FUND OF FUNDS INVESTMENT AGREEMENT

THIS AGREEMENT, is made this 18th of January, 2022, by and among Fidelity Rutland Square Trust II (the “Fidelity Trust”), a statutory trust organized under the State of Delaware, on behalf of itself and its current and future series as identified on Schedule A, severally and not jointly (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”), and each trust identified on Schedule B (each, an “Underlying Trust”), on behalf of themselves and their respective series identified on Schedule B, severally and not jointly (each, an “Acquired Fund” and collectively the “Acquired Funds” and together with the Acquiring Funds, the “Funds”), and shall become effective on January 19, 2022 (the “Effective Date”).

WHEREAS, each Fund is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies, and Section 12(d)(1)(C) limits the extent to which an investment company may invest in the shares of a registered closed-end investment company;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule;

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

WHEREAS, to date certain of such investments have been governed by a Participation Agreement dated as of September 17, 2010, by and among the Fidelity Trust on behalf of the Acquiring Funds and iShares Trust, iShares, Inc., and iShares U.S. ETF Trust, on behalf their respective Acquired Funds, as revised by separate letter agreements dated November 10, 2010, February 3, 2011, January 3, 2012 and January 15, 2013, as further revised by Amendment No. 1 to Participation Agreement dated as of February 14, 2014, as further revised by separate letter agreements dated February 11, 2016 and May 10, 2016, as further revised by Amendment No. 2 to Participation Agreement dated as of December 20, 2018, and as further revised by separate letter agreements dated August 29, 2019, October 12, 2020, September 2, 2021, and September 10, 2021 (collectively, the “iShares Participation Agreement”); and

WHEREAS, to date certain of such other investments have been governed by a Participation Agreement dated as of December 22, 2008, by and among the Fidelity Trust, on behalf of the Acquiring Funds, and BlackRock Funds V, BlackRock Capital Appreciation Fund, Inc., and BlackRock Municipal Bond Fund, Inc., on behalf of their respective Acquired Funds, as revised by Amendment No. 1 to Participation Agreement dated as of July 13, 2010, as further revised by Amendment No. 2 to Participation Agreement dated as of January 24, 2011, as further revised by separate letter agreements dated June 7, 2012, August 1, 2013, June 2, 2014, and October 12, 2020, and as further revised by Amendment No. 3 to Participation Agreement dated as of June 10, 2021 (collectively and together with the iShares Participation Agreement, the “Participation Agreements”); and

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WHEREAS, to date investments in the Acquired Funds by the Acquiring Funds have been made in reliance on SEC exemptive relief that will be rescinded one year from the effective date of the Rule.

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule.

I.	TERMINATION OF PARTICIPATION AGREEMENTS

The parties hereby mutually agree to terminate the Participation Agreements as of the Effective Date and waive the notice requirement for termination as set forth therein.

II.	TERMS OF INVESTMENT

2.1 In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows solely with respect to an investment by such Acquiring Fund in an Acquired Fund that exceeds the limits in Section 12(d)(1)(A)(i) of the 1940 Act:

(i) In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the fiduciary obligations of the Acquired Fund’s investment adviser, applicable law, rules and guidance issued by the SEC or its Staff, and the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

(ii) Timing/advance notice of redemptions. With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Enumerated Fund(s) if practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Enumerated Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Enumerated Fund is an exchange-traded fund, the requirements of this paragraph (ii) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Enumerated Fund (such as where an Acquiring Fund sells shares in the secondary market). Each Enumerated Fund acknowledges and agrees that any notification

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provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii) Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investment in the Acquired Fund. The Acquired Funds acknowledge and agree that any information provided pursuant to the foregoing is not a commitment to purchase and constitutes an estimate that may differ materially from the amount, timing and manner in which a purchase order is submitted, if any.

2.3 In order to assist the Acquiring Fund’s investment adviser (the “Adviser”) or sub-adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund and its Adviser (and if applicable, sub-adviser) with information reasonably requested to comply with the terms and conditions of Rule 12d1-4, including information on the fees and expenses of the Acquired Fund. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

III.	REPRESENTATIONS OF THE ACQUIRING AND ACQUIRED FUNDS

3.1 In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if the Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

3.2 Each Acquired Fund agrees that any information regarding planned purchases, sales or redemptions of shares of an Acquired Fund provided pursuant to Section 2.1 will be treated confidentially, used solely for the purposes of this Agreement, and will not be disclosed to any third party without the prior consent of the Acquiring Fund, except for directors/trustees, officers, employees, accountants and other advisers of the Acquired Fund and its affiliates on a need-to-know basis and solely for the purposes of this Agreement.

3.3 Each Acquired Fund represents that it will not purchase or otherwise acquire during the term of this Agreement, the securities of an investment company or private fund (as defined in the Rule) where immediately after such purchase or acquisition, the securities of investment companies and private funds owned by the Acquired Fund have an aggregate value in excess of 10% of the value of the total assets of the Acquired Fund except as otherwise permitted by the Rule and guidance issued thereunder by the SEC or its Staff, or relevant SEC exemptive relief.

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3.4 In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to the Acquiring Fund; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

3.5 An Acquiring Fund shall promptly notify an Acquired Fund:

(i) of any initial purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund, in its estimation, to hold more than 3% of such Acquired Fund’s total outstanding voting securities; and

(ii) where an Acquiring Fund and its Advisory Group (as defined by Rule 12d1-4(d)(1)), individually or in the aggregate, hold in their estimation more than 25% of such Acquired Fund’s total outstanding voting securities.

3.6 Notwithstanding anything herein to the contrary, an Acquiring Fund may not make an investment in an Acquired Fund that causes such Acquiring Fund to hold, in its estimation, 5% or more of such Acquired Fund’s total outstanding voting securities without the prior approval of the Acquired Fund.

3.7 The requirements set forth in Section 3.5 above shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

3.8 An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund upon the Acquired Fund’s reasonable request.

3.9 Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

IV.	CERTIFICATIONS

4.1 Each Underlying Trust, on behalf of itself and its respective Acquired Funds, agrees to deliver to the Fidelity Trust and the Adviser on an annual basis a certificate, duly certified by the President or any Vice President of the Underlying Trust, substantially in the form attached hereto as Exhibit A.

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4.2 Each Underlying Trust, on behalf of itself and its respective Acquired Funds, acknowledges that such certificate will be accepted and reasonably relied upon by the Fidelity Trust, the Adviser and their affiliates as conclusive evidence of the facts set forth therein.

V.	NOTICES

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered mail, overnight mail, or electronic mail to the address for each party specified below, which address may be changed from time to time by written notice to the other party. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List, unless otherwise agreed in writing.

If to the Fidelity Trust or an Acquiring Fund:

James Gryglewicz

Senior Vice President, Asset Management Compliance

Fidelity Investments

88 Black Falcon Avenue, Suite 167, V5C

Boston, Massachusetts 02210

E-mail: james.gryglewicz@fmr.com

With a copy to:

Christina H. Lee

Vice President & Associate General Counsel

Fidelity Investments

88 Black Falcon Avenue, Suite 167, V13E

Boston, Massachusetts 02210

E-mail:christina.lee@fmr.com

If to an Underlying Trust or an Acquired Fund:

iShares ETFs:

Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:

Email: GroupOfficeofRegisteredFunds@blackrock.com

VI.	TERMINATION; ASSIGNMENT; AMENDMENT; GOVERNING LAW

6.1 This Agreement shall be effective for the duration of the Acquired Funds’ and/or the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 6.2.

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6.2 This Agreement shall continue until terminated in writing by either party for any reason upon thirty (30) days’ notice to the other party. Upon termination of this Agreement, the Acquiring Funds may not purchase additional shares of the Acquired Funds beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

6.3 This Agreement may not be assigned by either party without the prior written consent of the other. In the event either party assigns this Agreement to a third party as provided in this Section, such permitted third party shall be bound by the terms and conditions of this Agreement applicable to the assigning party.

6.4 This Agreement may be amended only by a writing that is signed by each affected party.

6.5 This Agreement will be governed by the laws of the Commonwealth of Massachusetts without regard to its choice of law principles.

6.6 In any action involving the Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to the individual Acquiring Funds that are involved in the matter in controversy and not to any other series of the Fidelity Trust.

6.7 In any action involving the Acquired Funds under this Agreement, each Acquiring Fund agrees to look solely to the individual Acquired Funds that are involved in the matter in controversy and not to any other series of an Underlying Trust.

6.8 The parties are hereby put on notice that no director/trustee, officer, employee, agent, employee or shareholder of the Funds shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable Funds.

VII.	USE OF NAME

7.1 Each Underlying Trust hereby consents to the use of its name, the name of each Acquired Fund and the names of their affiliates (i) in the Acquiring Funds’ prospectus, statement of additional information, fact sheet, shareholder report or similar disclosure document, (ii) solely for the purpose of discussing and/or identifying an Acquiring Fund’s investment in an Acquired Fund, in the Acquiring Fund’s shareholder communications, advertising, sales literature and similar communications, and/or (iii) as otherwise required by applicable laws, rules and regulations. No Acquired Fund shall use the name or any tradename, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof of the Adviser, the Fidelity Trust, an Acquiring Fund, or any of their affiliates in its marketing materials (other than referencing the Acquiring Fund in the Acquired Fund’s statement of additional information or as otherwise required by applicable law, rules and regulations) unless it first receives prior written approval of the relevant Acquiring Fund and its investment adviser.

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7.2 It is understood that the name of each party to this Agreement, and any derivatives thereof or logos associated with that name is the valuable property of the party in question and/or its affiliates, and that each other party has the right to use such names pursuant to the relationship created by this Agreement only so long as this Agreement shall continue in effect. Upon termination of this Agreement, the parties shall forthwith cease to use the names of the other parties (or any derivative or logo) as appropriate and to the extent that continued use is not required by applicable laws, rules and regulations.

VIII. MISCELLANEOUS

8.1 Counterparts. This Agreement may be executed in two or more counterparts, each of which is deemed an original but all of which together constitute one and the same instrument.

8.2 Severability. If any provision of this Agreement is determined to be invalid, illegal, in conflict with any law or otherwise unenforceable, the remaining provisions hereof will be considered severable and will not be affected thereby, and every remaining provision hereof will remain in full force and effect and will remain enforceable to the fullest extent permitted by applicable law.

8.3 Third Party Beneficiary. Each Underlying Trust, on behalf of each Acquired Fund each acknowledge and agree that notwithstanding anything contained in this document to the contrary, the Adviser is and shall be an intended third party beneficiary of this Agreement.

8.4 Additional Acquiring Funds and Acquired Funds; Additional Investment Companies.

8.4.1 In the event that the Fidelity Trust or an Underlying Trust wishes to include one or more series as an Acquiring or Acquired Fund in addition to those originally set forth on Schedules A and B, respectively, the relevant party shall so notify the other party in writing, and if the other party agrees in writing, such series shall hereunder become an Acquiring Fund or Acquired Fund, as the case may be, and Schedule A or Schedule B, as appropriate, shall be amended accordingly.

8.4.2 Certain open-end investment companies (or series thereof) advised by Fidelity Management & Research Company LLC (“FMR”) or any investment adviser controlling, controlled by or under common control with FMR (each, an “Affiliated Investment Company”) may subsequently determine to invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) and (B) in reliance on the Rule and may desire to be included under this Agreement. In such event, such Affiliated Investment Company shall so notify the Underlying Trust in writing, and if the Underlying Trust agrees in writing, such Affiliated Investment Company shall hereunder become a Fidelity Trust or Acquiring Fund, as the case may be, and Schedule A shall be amended accordingly.

8.5 Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior written or oral agreements, understandings and negotiations, except as otherwise supplemented or superseded by the parties in writing.

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[The remainder of this page intentionally left blank.]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

FIDELITY RUTLAND SQUARE TRUST II, ON BEHALF OF ITSELF AND THE ACQUIRING FUNDS LISTED ON SCHEDULE A, Severally and Not Jointly

/s/ Stacie Smith
Name:	Stacie Smith
Title:	President & Treasurer

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITSELF AND ITS APPLICABLE SERIES LISTED ON SCHEDULE B, Severally and Not Jointly

BlackRock ETF Trust BlackRock ETF Trust II BlackRock Funds V BlackRock Capital Appreciation Fund, Inc. BlackRock Municipal Bond Fund, Inc.

By:	/s/ John Perlowski
Name:	John Perlowski
Title:	President and Chief Executive Officer

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITSELF AND ITS APPLICABLE SERIES LISTED ON SCHEDULE B, Severally and Not Jointly

iShares Trust iShares, Inc. iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

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SCHEDULE A

Fidelity Trust and Acquiring Funds

Fidelity Trust	Acquiring Funds
Fidelity Rutland Square Trust II (“RS II”)	All current and future series of RS II

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SCHEDULE B

Underlying Trusts and Acquired Funds

Underlying Trusts	Acquired Funds
BlackRock Funds V	BlackRock High Yield Bond Portfolio BlackRock Low Duration Bond Portfolio

BlackRock Capital Appreciation Fund, Inc.	BlackRock Capital Appreciation Fund, Inc.

BlackRock Municipal Bond Fund, Inc.	BlackRock National Municipal Fund

BlackRock ETF Trust
BlackRock ETF Trust II
iShares Trust	All current and future series
iShares, Inc.
iShares U.S. ETF Trust

12d1-4 List. This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

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Exhibit A

Form of Officer’s Certificate

I, [                    ], the duly elected and qualified [President/Vice President] of [                    ] hereby certify in my capacity as such officer pursuant to that certain Fund of Funds Investment Agreement (the “Investment Agreement”), dated as of [                    ], by and among Fidelity Rutland Square Trust II, on behalf of itself and the Acquiring Funds, and each Underlying Trust , on behalf of itself and its respective series Acquired Funds, that during the preceding calendar year:

(a)

no Acquired Fund purchased or otherwise acquired the securities of an investment company or private fund (as defined in the Rule) where immediately after such purchase or acquisition, the securities of investment companies and private funds owned by the Acquired Fund had an aggregate value in excess of 10% of the value of the total assets of the Acquired Fund except as otherwise permitted by the Rule and guidance issued thereunder by the SEC or its Staff, or relevant SEC exemptive relief; and

(b)	each Acquired Fund complied with all applicable terms and conditions of the Rule and the Investment Agreement.

Capitalized terms used and not otherwise defined herein shall have the meanings as defined in the Investment Agreement.

IN WITNESS WHEREOF, the undersigned has executed this certificate as of the      day of             , 202    .

Name:
Title: [President/Vice President]

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BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company or as an unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

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(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser or the Acquiring Fund’s principal underwriter or depositor, as applicable, with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

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3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)	Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are

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subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

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5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email: GroupOfficeofRegisteredFunds@blackrock.com

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7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of any Acquiring Fund or Acquired Fund organized as a Massachusetts business trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of

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doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ James M. Dykas
Name:	James M. Dykas
Title:	President and CEO

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

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THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

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Schedule A: Acquiring Funds

FT Series

All Existing and Future Series

First Trust Exchange-Traded Fund

All Existing and Future Series

First Trust Exchange-Traded Fund II

All Existing and Future Series

First Trust Exchange-Traded Fund III

All Existing and Future Series

First Trust Exchange-Traded Fund IV

All Existing and Future Series

First Trust Exchange-Traded Fund V

All Existing and Future Series

First Trust Exchange-Traded Fund VI

All Existing and Future Series

First Trust Exchange-Traded Fund VII

All Existing and Future Series

First Trust Exchange-Traded Fund VIII

All Existing and Future Series

First Trust Series Fund

All Existing and Future Series

First Trust Variable Insurance Trust

All Existing and Future Series

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Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

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Schedule C: Notice for Acquiring Funds

Kristi Maher

c/o First Trust Portfolios, L.P

120 E. Liberty Drive, Suite 400

Wheaton, IL 60187

Email: foflegal@ftportfolios.com

With a copy to:

W. Scott Jardine, Esq.

Attn: Legal Dept.

First Trust Portfolios L.P.

120 E. Liberty Drive, Suite 400

Wheaton, IL 60187

Email: foflegal@ftportfolios.com

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BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

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(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

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3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)	Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are

3

subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

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5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:
As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com
BlackRock Mutual Funds and Active ETFs:
Email: GroupOfficeofRegisteredFunds@blackrock.com

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7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of any Acquiring Fund or Acquired Fund organized as a Massachusetts business trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any

6

other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

Franklin Fund Allocator Series

Franklin Templeton ETF Trust

Franklin Templeton Variable Insurance Products Trust

By:	/s/ Navid J. Tofigh
Name:	Navid J. Tofigh
Title:	Vice President

Legg Mason Partners Variable Equity Trust

By:	/s/ Jane E. Trust
Name:	Jane E. Trust
Title:	President

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

8

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES BlackRock ETF Trust BlackRock ETF Trust II BlackRock Variable Series Funds II, Inc.

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust

iShares, Inc.

iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

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Schedule A: Acquiring Funds

Franklin Fund Allocator Series

Franklin Conservative Allocation Fund

Franklin Growth Allocation Fund

Franklin Moderate Allocation Fund

Franklin LifeSmart 2020 Retirement Target Fund

Franklin LifeSmart 2025 Retirement Target Fund

Franklin LifeSmart 2030 Retirement Target Fund

Franklin LifeSmart 2035 Retirement Target Fund

Franklin LifeSmart 2040 Retirement Target Fund

Franklin LifeSmart 2045 Retirement Target Fund

Franklin LifeSmart 2050 Retirement Target Fund

Franklin LifeSmart 2055 Retirement Target Fund

Franklin LifeSmart 2060 Retirement Target Fund

Franklin LifeSmart Retirement Income Fund

Franklin Templeton ETF Trust

Franklin Equity Portfolio Fund

Franklin Fixed Income Portfolio Fund

Franklin Templeton Variable Insurance Products Trust

Franklin VolSmart Allocation VIP Fund

Legg Mason Partners Variable Equity Trust

Franklin Multi-Asset Dynamic Multi-Strategy VIT

Franklin Templeton Aggressive Model Portfolio

Franklin Templeton Conservative Model Portfolio

Franklin Templeton Moderate Model Portfolio

Franklin Templeton Moderately Aggressive Model Portfolio

Franklin Templeton Moderately Conservative Model Portfolio

10

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

Open-End Mutual Funds:

BlackRock Variable Series Funds II, Inc.

BlackRock High Yield V.I Fund

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

11

Schedule C: Notice for Acquiring Funds

Kevin Wuerfel

Vice President Investment Compliance

Franklin Templeton

One Franklin Parkway

Building 920, 2nd Floor

San Mateo, CA 94403

E-mail: Rule12d1-4InvestmentAgreements@franklintempleton.com

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BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

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(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

2

3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)

Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

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4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

4

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email: GroupOfficeofRegisteredFunds@blackrock.com

7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

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8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of BlackRock California Municipal Series Trust, BlackRock Equity Dividend Fund, BlackRock Euro Fund, BlackRock Financial Institutions Series Trust, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V, BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Series Trust and BlackRock Natural Resources Trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund

6

in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	President

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

8

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

9

Schedule A: Acquiring Funds

Registrant: FundX Investment Trust

Series: All Series

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

Sean McKeon, CCO

c/o FundX Investment Group

101 Montgomery St Ste 2400

San Francisco, CA 94104

Fax: 415-986-7980

Email: smckeon@fundx.com

With a copy to:

Cravath & Associates, LLC

Attn: Legal Dept.

19809 Shady Brook Way

Gaithersburg, MD 20879

Fax: 301-926-5959

Email: scravath@verizon.net

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

1

(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

2

3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)	Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are

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subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

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5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquiring Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email: GroupOfficeofRegisteredFunds@blackrock.com

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7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of BlackRock California Municipal Series Trust, BlackRock Equity Dividend Fund, BlackRock EuroFund, BlackRock Financial Institutions Series Trust, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V, BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Series Trust and BlackRock Natural Resources Trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee,

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officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ Kent E. Weaver
Name:	Kent E. Weaver
Title:	President - The Glenmede Fund, Inc.

EACH ACQUIRED FUND REGISTRANT LISTED ON SCHEDULE B HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:
Name:
Title:

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THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

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Schedule A: Acquiring Funds

Registrant: The Glenmede Fund, Inc. on behalf of the following series:

Strategic Equity Portfolio

Quantitative U.S. Long/Short Equity Portfolio

Quantitative U.S. Large Cap Growth Equity Portfolio

Quantitative U.S. Large Cap Core Equity Portfolio

Small Cap Equity Portfolio

Quantitative International Equity Portfolio

High Yield Municipal Portfolio

Responsible ESG U.S. Equity Portfolio

Women in Leadership U.S. Equity Portfolio

Short Term Tax Aware Fixed Income Portfolio

Equity Income Portfolio

Quantitative U.S. Large Cap Value Equity Portfolio

Quantitative U.S. Small Cap Equity Portfolio

Core Fixed Income Portfolio

Quantitative U.S. Total Market Equity Portfolio

Secured Options Portfolio

Global Secured Options Portfolio

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

Mr. Kent E. Weaver - President

c/o The Glenmede Fund, Inc.

1650 Market Street, Suite 1200

Philadelphia, PA. 19103

Fax: 215-419-6720

Email: kent.weaver@glenmede.com

With a copies to:

Mr. Christopher E. McGuire – Treasurer

c/o The Glenmede Fund, Inc.

1650 Market Street, Suite 1200

Philadelphia, PA. 19103

Fax: 215-845-0120

Email: chris.mcguire@glenmede.com

Mr. Bernard Brick – Assistant Secretary

c/o The Glenmede Fund, Inc.

One Lincoln Street

Boston, MA. 02111

Mailstop: SFC 0805

Email: bjbrick@statestreet.com

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

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(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund. The Acquired Fund acknowledges and agrees that any information provided pursuant to the foregoing is not a commitment to purchase and constitutes an estimate that may differ materially from the amount, timing and manner in which a purchase order is submitted, if any.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

2

3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)	Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are

3

subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals. directors or trustees, officers, employees and agents, against and from any and all losses. expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals. directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund. including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Funds) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

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5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile. or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

GMO Trust	iShares ETFs:
generalcounsel@gmo.com compliance@gmo.com	Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email: GroupOfficeofRegisteredFunds@blackrock.com

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7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A. the Acquiring Fund shall so notify the Acquired Fund in writing (which may be by email), and if the Acquired Fund agrees in writing (which may be by email), such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original. but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of any Acquiring Fund or Acquired Fund organized as a Massachusetts business trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent. employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

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10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank]

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EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ Douglas Y Charton
Name:	Douglas Y Charton
Title:	Counsel

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

8

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

9

SCHEDULE A

ACQUIRING FUNDS

GMO Benchmark-Free Fund

GMO Emerging Domestic Opportunities Fund

GMO Climate Change Fund

GMO Tax-Managed International Equities Fund

GMO Strategic Opportunities Allocation Fund

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Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

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(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

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3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)	Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are

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subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

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5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email: GroupOfficeofRegisteredFunds@blackrock.com

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7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of BlackRock California Municipal Series Trust, BlackRock Equity Dividend Fund, BlackRock EuroFund, BlackRock Financial Institutions Series Trust, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V, BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Series Trust and BlackRock Natural Resources Trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee,

6

officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ Patrick Young
Name:	Patrick Young
Title:	Vice-President and Treasurer

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

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THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

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Schedule A: Acquiring Funds

GPS Funds I

GuideMark Large Cap Core Fund

GuideMark Emerging Markets Fund

GuideMark Small/Mid Cap Core Fund

GuideMark World ex-US Fund

GuideMark Core Fixed Income Fund

GPS Funds II

GuidePath Growth Allocation Fund

GuidePath Conservative Allocation Fund

GuidePath Tactical Allocation Fund

GuidePath Absolute Return Allocation Fund

GuidePath Multi-Asset Income Allocation Fund

GuidePath Flexible Income Allocation Fund

GuidePath Conservative Income Fund

GuidePath Income Fund

GuidePath Growth and Income Fund

Savos Investments Trust

Savos Dynamic Hedging Fund

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

Fund Compliance Team

c/o AssetMark, Inc.

1655 Grant Street, 10th Floor

Concord, CA 94520

fundcompliance@assetmark.com

With a copy to:

Fabio Battaglia, III

Stradley Ronon Stevens & Young, LLP

2005 Market Street

Philadelphia, PA 19103-7028

fbattaglia@stradley.com

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

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(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A) in reliance on the Rule, the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

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3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A) in reliance on the Rule, the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.

of any redemption or sale of shares in an Acquired Fund that causes such Acquiring Fund to, immediately after and as a result of such redemption or sale, no longer hold voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, other than the broker-dealers, banks, futures commission merchants or swap dealers listed on Schedule C, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)	Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated

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Funds are subject to certain additional conditions necessary to complete Section 1(a)(ii)1 and described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (all such losses, expenses, liabilities, claims or actions, collectively “Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

4

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

(c)

No Acquired Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquiring Fund or any of its affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquiring Fund.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

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If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule D	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email: GroupOfficeofRegisteredFunds@blackrock.com

7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of any Acquiring Fund or Acquired Fund organized as a Massachusetts business trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent,

6

employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.	Miscellaneous.

(a)

Several Liability. In any action involving the Acquiring Funds under this Agreement, each Acquired Fund agrees to look solely to the individual Acquiring Fund that is involved in the matter in controversy and not to any other series of the Acquiring Fund. In any action involving the Acquired Funds under this Agreement, each Acquiring Fund agrees to look solely to the individual Acquired Fund that is involved in the matter in controversy and not to any other series of the Acquired Fund.

(b)

Severability. If any provision of this Agreement is determined to be invalid, illegal, in conflict with any law or otherwise unenforceable, the remaining provisions hereof will be considered severable and will not be affected thereby, and every remaining provision hereof will remain in full force and effect and will remain enforceable to the fullest extent permitted by applicable law.

(c)

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ Joseph DiMaria
Name:	Joseph DiMaria
Title:	Treasurer

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THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

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Schedule A: Acquiring Funds

The following Trusts and their current and future series:

Goldman Sachs Trust

Goldman Sachs Variable Insurance Trust

Goldman Sachs Trust II

Goldman Sachs ETF Trust

Goldman Sachs ETF Trust II

Goldman Sachs MLP and Energy Renaissance Fund

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms necessary to complete Section 1(a)(ii)1 of this Agreement (the “Enumerated Funds”) as described on the 12d1-4 List, all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4- list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: “Affiliated” Broker-Dealers

Beijing GAO HUA Securities Company Limited

Equilend Holdings LLC

Folio Investment Inc.

Goldman Sachs Asset Management Australia Pty Ltd

Goldman Sachs Asset Management International

Goldman Sachs (Asia) Finance

Goldman Sachs (Asia) L.L.C.

Goldman Sachs (Asia) L.L.C., Seoul Branch

Goldman Sachs (Asia) Securities Limited

Goldman Sachs Australia Pty Ltd

Goldman Sachs Bank AG

Goldman Sachs Bank Europe SE

Goldman Sachs Canada Inc.

Goldman Sachs Collective Trust

Goldman Sachs do Brasil Corretora de Títulos e Valores Mobiliários S.A.

Goldman Sachs Europe Limited

Goldman Sachs Financial Markets, L.P.

Goldman Sachs Financial Markets Pty Ltd

Goldman Sachs Futures Pte Ltd

Goldman Sachs Gao Hua Securities Company Limited

Goldman Sachs (India) Capital Markets Private Limited

Goldman Sachs (India) Securities Private Limited

Goldman Sachs International

Goldman Sachs Investments (Mauritius) I Limited

Goldman Sachs Israel LLC

Goldman Sachs Japan Co., Ltd.

Goldman Sachs Mexico, Case de Bolsa, S.A. DE C.V.

Goldman Sachs New Zealand Limited

Goldman Sachs Paris Inc. ET CIE

Goldman Sachs (Russia)

Goldman Sachs Saudi Arabia

Goldman Sachs (Singapore) PTE

Goldman Sachs Trust Company, N.A. (The)

Goldman Sachs & Co. LLC

Goldman Sachs Lending Partners LLC

J. Aron & Company LLC

JBWere Pty. Ltd.

KeyBank National Association

Mercer Allied Company, L.P.

OOO Goldman Sachs Bank

Qian Kun Futures Co., Ltd.

SBI Japannext Co., Ltd.

Simon Markets LLC

Wells Fargo Bank, N.A.

Schedule D: Notice for Acquiring Funds

Caroline Kraus

Secretary

Goldman Sachs Funds

200 West Street, 15th Floor

New York, NY 10282

Email: caroline.kraus@gs.com

With a copy to:

Goldman Sachs Asset Management, L.P.

Attn: Legal Dept.

200 West Street, 15th Floor

New York, NY 10282

Email: gs-section-12d1-notices@ny.gmail.gs.com

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

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(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 1 2d1 -4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 1 2(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any. The Acquired Fund agrees to treat any information provided by the Acquiring Fund under this provision confidentially and to use such information only for the purposes set forth in this Agreement.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund. The Acquired Fund acknowledges and agrees that any summary information provided pursuant to the foregoing is not a commitment to purchase and constitutes an estimate that may differ materially from the amount, timing and manner in which the Acquiring Fund may acquire shares of the Acquired Fund, if at all. The Acquired Fund agrees to treat any information provided by the Acquiring Fund under this provision confidentially and to use such information only for the purposes set forth in this Agreement.

(b)

In order to assist the Acquiring Fund’s investment adviser, principal underwriter, or depositor with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

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2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

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(d)	The requirements set forth in Sections 3 (b)(i), 3 (b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates described in Section 3(c) of the Acquiring Fund, upon the Acquired Fund’s reasonable request. The Acquired Fund agrees to treat any information provided by the Acquiring Fund under this provision confidentially and to use such information only for the purposes set forth in this Agreement.

(f)

Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement. For the avoidance of doubt, any obligations under this Section of an Acquiring Fund that is a unit investment trust or series thereof shall be borne by its sponsor.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

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(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

5

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email: GroupOfficeofRegisteredFunds@blackrock.com

7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

6

(e)

In the case of any Acquiring Fund or Acquired Fund organized as a Massachusetts business trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT (EXCEPT GUGGENHEIM UNIT INVESTMENT TRUSTS) LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ Amy J. Lee
Name:	Amy J. Lee
Title:	Chief Legal Officer and Vice President

GUGGENHEIM UNIT INVESTMENT TRUSTS (GUGGENHEIM DEFINED PORTFOLIOS) ON BEHALF OF EACH OF ITS EXISTING AND FUTURE SERIES

By: Guggenheim Funds Distributors, LLC

By:	/s/ Amy J. Lee
Name:	Amy J. Lee
Title:	General Counsel and Vice President

GUGGENHEIM FUNDS DISTRIBUTORS, LLC (solely with respect to Section 4(a))

By:	/s/ Amy J. Lee
Name:	Amy J. Lee
Title:	General Counsel and Vice President

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THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

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Schedule A: Acquiring Funds

Registrant: Rydex Dynamic Funds

Series: All Series

Registrant: Rydex Series Funds

Series: All Series

Registrant: Rydex Variable Trust

Series: All Series

Registrant: Guggenheim Funds Trust

Series: All Series

Registrant: Guggenheim Variable Funds Trust

Series: All Series

Registrant: Guggenheim Strategy Funds Trust

Series: All Series

Registrant: Transparent Value Trust

Series: All Series

Registrant: Guggenheim Active Allocation Fund

Registrant: Guggenheim Energy & Income Fund

Registrant: Guggenheim Strategic Opportunities Fund

Registrant: Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust

Registrant: Guggenheim Unit Investment Trusts (Guggenheim Defined Portfolios) on behalf of each of its existing and future series

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

[Name of Acquiring Fund]

c/o Guggenheim Investments

702 King Farm Boulevard, Suite 200

Rockville, MD 20850

Email: Guggenheim12d1-4@guggenheimpartners.com

With a copy to:

Guggenheim Investments

Attn: Legal Dept.

330 Madison Avenue, 10th Floor

New York, NY 10017

Email: michael.megaris@guggenheimpartners.com

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

1

(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

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3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)

Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

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4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

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ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email: GroupOfficeofRegisteredFunds@blackrock.com

7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

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8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of BlackRock California Municipal Series Trust, BlackRock Equity Dividend Fund, BlackRock EuroFund, BlackRock Financial Institutions Series Trust, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V, BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Series Trust and BlackRock Natural Resources Trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund

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in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ Matt Chambers
Name:	Matt Chambers
Title:	Vice President

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

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THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

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Schedule A: Acquiring Funds

Registrant: Horizon Funds

Series:

Horizon Active Asset Allocation Fund

Horizon Active Risk Assist® Fund

Horizon Active Income Fund

Horizon Active Dividend Fund

Horizon Defined Risk Fund

Horizon U.S. Defensive Equity Fund

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

[Name]

c/o [Company]

[Address]

[City, State, Zip]

Fax:

Email:

With a copy to:

[Name]

Attn: Legal Dept.

[Address]

[City, State, Zip]

Fax:

Email:

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

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(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

2

3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer (not including any limited purpose broker-dealer that does not execute securities transactions), (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

3

(f)

Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

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5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (except when the reference to an Acquired Fund is included in a list of holdings), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email: GroupOfficeofRegisteredFunds@blackrock.com

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7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of any Acquiring Fund or Acquired Fund organized as a Massachusetts business trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and

6

property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ Jonathan Zimmerman
Name:	Jonathan Zimmerman
Title:	Executive Vice President

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

8

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

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Schedule A: Acquiring Funds

Registrant: INDEXIQ ETF TRUST

IQ Hedge Multi-Strategy Tracker ETF

IQ Hedge Macro Tracker ETF

IQ Hedge Market Neutral Tracker ETF

IQ Real Return ETF

IQ Hedge Long/Short Tracker ETF

IQ Hedge Event-Driven Tracker ETF

10

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

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Schedule C: Notice for Acquiring Funds

INDEXIQ ETF TRUST

51 Madison Avenue

New York, NY 10010

Attn: Matthew V. Curtin, Secretary

Email: mcurtin@indexiq.com

With a copy to:

IndexIQ Advisors LLC

51 Madison Avenue

New York, NY 10010

Attn: Chief Legal Officer

Email: contractnotice@indexiq.com

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BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

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(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

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3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)

Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

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4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

4

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund]. BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries

(“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email: GroupOfficeofRegisteredFunds@blackrock.com

7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

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8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of BlackRock California Municipal Series Trust, BlackRock Equity Dividend Fund, BlackRock EuroFund, BlackRock Financial Institutions Series Trust, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V, BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Series Trust and BlackRock Natural Resources Trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund

6

in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ Carla Fava
Name:	Carla Fava
Title:	Chief Compliance Officer

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

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THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

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Schedule A: Acquiring Funds

Registrant: Innealta Capital, LLC on behalf of Northern Lights Fund Trust II

Series:

•	Dynamic Funds

Dynamic International Opportunity Funds

Dynamic U.S. Opportunity Fund

•	Acclivity Funds

Acclivity Mid Cap Multi-Style Fund

Acclivity Small Cap Value Fund

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

Carla Fava

c/o Innealta Capital, LLC

13215 Bee Cave Pkwy, A-240

Austin, TX, 78738

cfava@innealtacapital.com

With a copy to:

[Name]

Attn: Legal Dept.

[Address]

[City, State, Zip]

Fax:

Email:

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule; NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

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(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

2

3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)	Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are

3

subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

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5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email: GroupOfficeofRegisteredFunds@blackrock.com

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7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by New York law without regard to choice of lawprinciples.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of BlackRock California Municipal Series Trust, BlackRock Equity Dividend Fund, BlackRock EuroFund, BlackRock Financial Institutions Series Trust, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V, BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Series Trust and BlackRock Natural Resources Trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee,

6

officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ Elizabeth Nelson
Name:	Elizabeth Nelson
Title:	Assistant Secretary

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

8

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

9

Schedule A: Acquiring Funds

Registrant: Invesco Growth Series

Series: Invesco Active Allocation Fund

Invesco Select Risk: Conservative Investment Fund

Invesco Select Risk: Growth Investor Fund

Invesco Select Risk: High Growth Investor Fund

Invesco Select Risk: Moderate Investor Fund

Invesco Select Risk: Moderately Conservative Investor Fund

Invesco Income Allocation Fund

Invesco Peak Retirement 2010 Fund

Invesco Peak Retirement 2015 Fund

Invesco Peak Retirement 2020 Fund

Invesco Peak Retirement 2025 Fund

Invesco Peak Retirement 2030 Fund

Invesco Peak Retirement 2035 Fund

Invesco Peak Retirement 2040 Fund

Invesco Peak Retirement 2045 Fund

Invesco Peak Retirement Destination Fund

Invesco Peak Retirement 2050 Fund

Invesco Peak Retirement 2055 Fund

Invesco Peak Retirement 2060 Fund

Invesco Peak Retirement 2065 Fund

Registrant: Invesco Investment Funds

Series: Invesco Global Allocation Fund

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

Invesco Advisers, Inc.

Attn: General Counsel

11 Greenway Plaza, Suite 100

Houston, Texas 77046

Email: veronica.castillo@invesco.com

With a copy to:

Client Contracts

Email: dealersupport@invesco.com

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as a registered investment company (specifically, a unit investment trust in the instance of the Registrants listed on Schedule A) under the Investment Company Act of 1940, asamended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

1

(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

3.	Representations of the Acquiring Funds.

(a)	In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i)

2

comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)

Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the12d1-4 List is available as described in Schedule B, and further acknowledges that itis an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

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4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

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5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email: GroupOfficeofRegisteredFunds@blackrock.com

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7.	Governing Law; Counterparts.

(a)	This Agreement will be governed by New York law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

8.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of BlackRock California Municipal Series Trust, BlackRock Equity Dividend Fund, BlackRock EuroFund, BlackRock Financial Institutions Series Trust, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V, BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Series Trust and BlackRock Natural Resources Trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee,

6

officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

9.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESCO UNIT TRUSTS, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ Adam Henkel
Name:	Adam Henkel
Title:	Invesco Global Trading

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

8

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

9

Schedule A: Acquiring Funds

Registrant: Invesco Unit Trusts

Series: All current and future series

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder- letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

Invesco Unit Trusts

c/o Invesco

Capital

Markets, Inc.

11 Greenway

Plaza, Suite

100

Houston, Texas

77046

Email:adam.henkel@invesco.com

With a copy to:

Client

Contracts

Attn: Legal Dept.

Email:dealersupport@invesco.com

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

1

(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined on Schedule B and below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

2

3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)	Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are

3

subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.	Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S.

4

Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email: GroupOfficeofRegisteredFunds@blackrock.com

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7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(c)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of any Acquiring or Acquired Fund that is a Massachusetts business trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

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10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

JNL Series Trust

By:	/s/ Kelly L. Crosser
Name:	Kelly L. Crosser
Title:	Assistant Secretary

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

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THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

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Schedule A: Acquiring Funds

Registrant: JNL Series Trust

Series: JNL iShares Tactical Moderate Fund

JNL iShares Tactical Moderate Growth Fund

JNL iShares Tactical Growth Fund

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

Susan S. Rhee

c/o Jackson National Asset Management, LLC

1 Corporate Way, Mail Code 8N41

Lansing, Michigan 48951

Email: susan.rhee@jackson.com

With a copy to:

JNAM Legal

c/o Jackson National Asset Management, LLC

1 Corporate Way, Mail Code 8N41

Lansing, Michigan 48951

Email: JNAM-Legal@jackson.com

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

1

(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

2

3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)	Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are

3

subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

4

5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registe red or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email: GroupOfficeofRegisteredFunds@blackrock.com

5

7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of BlackRock California Municipal Series Trust, BlackRock Equity Dividend Fund, BlackRock EuroFund, BlackRock Financial Institutions Series Trust, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V, BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Series Trust and BlackRock Natural Resources Trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee,

6

officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ Lesley Ott
Name:	Lesley Ott
Title:	CCO

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

8

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

9

Schedule A: Acquiring Funds

Registrant: James Advantage Funds

Series: James Balanced: Golden Rainbow Fund – Retail Class (GLRBX)

James Balanced: Golden Rainbow Fund – Institutional Class (GLRIX)

James Aggressive Allocation Fund (JAVAX)

James Small Cap Fund (JASCX)

James Micro Cap Fund (JMCRX)

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

James Advantage Funds

c/o Lesley Ott

P.O. Box 8

Alpha, OH 45301

Phone: 937-426-7640

Email: lott@jamesinvestment.com

With a copy to:

Davis Graham & Stubbs LLP

Attn: Peter Schwartz

1550 17th Street, Suite 500

Denver, CO 80202

Phone: 303-892-7381

Email: Peter.Schwartz@dgslaw.com

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the Agreement”), dated as of January 19, 2022 (the “Effective Date”). is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

1

(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A). the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

3.	Representations of the Acquiring Funds

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A). the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its

2

obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.

if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above (with respect to (i) and (i1) due to a sale or redemption of such securities).

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)

Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

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(g) Each Acquiring Fund represents that no insurance company sponsoring a registered separate account funding variable insurance contracts will be permitted to invest in an Acquiring Fund unless the insurance company has certified to such Acquiring Fund that the aggregate of all fees and charges associated with each contract that invests in the Acquiring Fund, including fees and charges at the separate account, Acquiring Fund and Acquired Fund levels are reasonable in relation to the services rendered. the expenses expected to be incurred, and the risks assumed by the insurance company.

(h) Each Acquiring Fund, or the Adviser, represents and warrants that the contracts will be issued and sold in compliance in all material respects with all applicable federal and state laws and are issued in reliance upon a “mixed and shared” exemptive relief issued by the SEC which permits the shares of a registered investment company to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies and certain qualified pension and retirement plans.

(i) Each Acquiring Fund represents that the Acquiring Funds are offered only to variable annuity and variable life insurance separate accounts established by insurance companies which have entered into participation agreements with the Acquiring Funds in order to fund variable annuity contracts and variable life insurance policies and to qualified retirement and pension plans not affiliated with the Acquiring Fund’s investment adviser.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, d rectors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund. including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a

4

violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock™). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation. contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information. fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

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6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C:	As set forth on Schedule C:
Janus Henderson Clayton	iShares ETFs:
Street Trust	Email: Group12d14@blackrock.com
Email:
janushendersonfundoffunds@janushenderson.com	BlackRock Mutual Funds and Active ETFs:
Email:
GroupOftficeofRegisteredFundsi@blackrock.com

7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment: Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

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(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of any Acquiring Fund or Acquired Fund organized as a Massachusetts business trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts. and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee. officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ Jesper Nergaard
Name:	Jesper Nergaard
Title:	Vice President, CFO, Treasurer & Principal
Accounting Officer

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

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THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

9

Schedule A: Acquiring Funds

Registrant: Janus Henderson Clayton Street Trust

Series:	Protective Life Dynamic Allocation Series – Conservative Portfolio

Protective Life Dynamic Allocation Series – Moderate Portfolio

Protective Life Dynamic Allocation Series – Growth Portfolio

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

Byron Hittle

Janus Henderson

151 Detroit St,

Denver, CO 80206

Email: janushendersonfundoffunds(@janushenderson.com

With a copy to:

Cara Owen

Attn: Legal Dept.

151 Detroit St,

Denver, CO 80206

Email: Cara.Owen@janushenderson.com

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

1

(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its

2

obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.

if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above (with respect to (i) and (ii) due to a sale or redemption of such securities).

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)

Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

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4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

4

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds: Janus Investment Fund: Joshua Rader 151 Detroit St, Denver CO, 80206 Email: janushendersonfundoffunds@janushenderson.com	If to the Acquired Funds: iShares ETFs: Email: Group12d14@blackrock.com BlackRock Mutual Funds and Active ETFs: Email: GroupOfficeofRegisteredFunds@blackrock.com

7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

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8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of any Acquiring Fund or Acquired Fund organized as a Massachusetts business trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ Abigail Murray
Name:	Abigail Murray
Title:	Vice President, Secretary and Chief Legal Counsel

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THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

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Schedule A: Acquiring Funds

Registrant: Janus Investment Fund

Series: Janus Henderson Adaptive Global Allocation Fund

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

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(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

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3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)	Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are

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subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

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ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquiring Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email:
GroupOfficeofRegisteredFunds@blackrock.com

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7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of BlackRock California Municipal Series Trust, BlackRock Equity Dividend Fund, BlackRock EuroFund, BlackRock Financial Institutions Series Trust, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V, BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Series Trust and BlackRock Natural Resources Trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee,

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officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ Andrew G. Arnott
Name:	Andrew G. Arnott
Title:	President

EACH ACQUIRED FUND REGISTRANT LISTED ON SCHEDULE B HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:
Name:
Title:

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THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

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Schedule A: Acquiring Funds

John Hancock Variable Insurance Trust

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Managed Volatility Balanced Portfolio

Managed Volatility Conservative Portfolio

Managed Volatility Growth Portfolio

Managed Volatility Moderate Portfolio

John Hancock Funds II

Alternative Asset Allocation Fund

Multi-Index 2010 Lifetime Portfolio

Multi-Index 2015 Lifetime Portfolio

Multi-Index 2020 Lifetime Portfolio

Multi-Index 2025 Lifetime Portfolio

Multi-Index 2030 Lifetime Portfolio

Multi-Index 2035 Lifetime Portfolio

Multi-Index 2040 Lifetime Portfolio

Multi-Index 2045 Lifetime Portfolio

Multi-Index 2050 Lifetime Portfolio

Multi-Index 2055 Lifetime Portfolio

Multi-Index 2060 Lifetime Portfolio

Multi-Index 2065 Lifetime Portfolio

Multi-Index Income Preservation Portfolio

Multi-Index Lifestyle Aggressive Portfolio

Multi-Index Lifestyle Balanced Portfolio

Multi-Index Lifestyle Conservative Portfolio

Multi-Index Lifestyle Growth Portfolio

Multi-Index Lifestyle Moderate Portfolio

Multi-Index 2025 Preservation Portfolio

Multi-Index 2030 Preservation Portfolio

Multi-Index 2035 Preservation Portfolio

Multi-Index 2040 Preservation Portfolio

Multi-Index 2045 Preservation Portfolio

Multi-Index 2050 Preservation Portfolio

Multi-Index 2055 Preservation Portfolio

Multi-Index 2060 Preservation Portfolio

Multi-Index 2065 Preservation Portfolio

Multimanager 2010 Lifetime Portfolio

Multimanager 2015 Lifetime Portfolio

Multimanager 2020 Lifetime Portfolio

Multimanager 2025 Lifetime Portfolio

Multimanager 2030 Lifetime Portfolio

Multimanager 2035 Lifetime Portfolio

Multimanager 2040 Lifetime Portfolio

Multimanager 2045 Lifetime Portfolio

Multimanager 2050 Lifetime Portfolio

Multimanager 2055 Lifetime Portfolio

Multimanager 2060 Lifetime Portfolio

Multimanager 2065 Lifetime Portfolio

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Multimanager Lifestyle Aggressive Portfolio

Multimanager Lifestyle Balanced Portfolio

Multimanager Lifestyle Conservative Portfolio

Multimanager Lifestyle Growth Portfolio

Multimanager Lifestyle Moderate Portfolio

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Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

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Schedule C: Notice for Acquiring Funds

Jay Aronowitz

c/o John Hancock Investment Management LLC

200 Berkeley Street

Boston, MA 02116

Email: Jay_Aronowitz@jhancock.com

With a copy to:

Christopher Sechler

Attn: Legal Dept.

200 Berkeley Street

Boston, MA 02116

Email: CSechler@jhancock.com

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BLACKROCK RULE 12dl-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(l)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d 1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(l) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(l )(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d 1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(l)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated time line of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(l)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(l)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)	Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d 1-4 List”). Each Acquiring Fund acknowledges that the 12dl-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12dl-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund, of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock, except that the Acquiring Fund and/or its affiliates may identify an Acquired Fund in a listing of the holdings of the Acquiring Fund. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12dl-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group 12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email:
GroupOfficeofRegisteredFunds@blackrock.com

7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Acquired Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(l)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of any Acquired Fund or Acquiring Fund that is a Massachusetts business trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITSELF AND ITS RESPECTIVE SERIES LISTED ON SCHEDULE A, SEVERALLY AND NOT JOINTLY.

By:	/s/ Timothy Clemens
Name:	Timothy Clemens
Title:	Executive Director

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

Schedule A: Acquiring Funds

JPMorgan Trust I

JPMorgan Access Balanced Fund

JPMorgan Access Growth Fund

JPMorgan California Tax Free Bond Fund

JPMorgan Corporate Bond Fund

JPMorgan Diversified Fund

JPMorgan Emerging Markets Debt Fund

JPMorgan Emerging Markets Equity Fund

JPMorgan Emerging Markets Strategic Debt Fund

JPMorgan Equity Focus Fund

JPMorgan Europe Dynamic Fund

JPMorgan Floating Rate Income Fund

JPMorgan Global Allocation Fund

JPMorgan International Global Bond Opportunities Fund

JPMorgan Hedged Equity Fund

JPMorgan Hedged Equity 2 Fund

JPMorgan Hedged Equity 3 Fund

JPMorgan High Yield Municipal Fund (formerly known as JPMorgan Tax High Yield Municipal Fund)

JPMorgan Income Fund

JPMorgan Income Builder Fund

JPMorgan Inflation Managed Bond Fund

JPMorgan Intermediate Tax Free Bond Fund

JPMorgan International Equity Fund

JPMorgan International Focus Fund (formerly known as JPMorgan International Unconstrained Equity Fund)

JPMorgan International Value Fund

JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)

JPMorgan Managed Income Fund

JPMorgan Mid Cap Equity Fund

JPMorgan New York Tax Free Bond Fund

JPMorgan Opportunistic Equity Long/Short Fund

JPMorgan Research Market Neutral Fund

JPMorgan Short Duration Core Plus Fund

JPMorgan Small Cap Blend Fund

JPMorgan Small Cap Equity Fund

JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Advantage Fund)

JPMorgan Trust I (continued)

JPMorgan SmartRetirement Income Fund

JPMorgan SmartRetirement 2020 Fund

JPMorgan SmartRetirement 2025 Fund

JPMorgan SmartRetirement 2030 Fund

JPMorgan SmartRetirement 2035 Fund

JPMorgan SmartRetirement 2040 Fund

JPMorgan SmartRetirement 2045 Fund

JPMorgan SmartRetirement 2050 Fund

JPMorgan SmartRetirement 2055 Fund

JPMorgan SmartRetirement 2060 Fund

JPMorgan SmartRetirement Blend Income Fund

JPMorgan SmartRetirement Blend 2020 Fund

JPMorgan SmartRetirement Blend 2025 Fund

JPMorgan SmartRetirement Blend 2030 Fund

JPMorgan SmartRetirement Blend 2035 Fund

JPMorgan SmartRetirement Blend 2040 Fund

JPMorgan SmartRetirement Blend 2045 Fund

JPMorgan SmartRetirement Blend 2050 Fund

JPMorgan SmartRetirement Blend 2055 Fund

JPMorgan SmartRetirement Blend 2060 Fund

JPMorgan Strategic Income Opportunities Fund

JPMorgan Tax Aware Equity Fund

JPMorgan Tax Aware Real Return Fund

JPMorgan Total Return Fund

JPMorgan U.S. Equity Fund

JPMorgan U.S. GARP Equity Fund (formerly known as JPMorgan Intrepid Growth Fund)

JPMorgan U.S. Large Cap Core Plus Fund

JPMorgan U.S. Research Enhanced Equity Fund (formerly known as JPMorgan Disciplined Equity Fund)

JPMorgan U.S. Small Company Fund

JPMorgan U.S. Value Fund (formerly known as JPMorgan Growth and Income Fund)

JPMorgan Unconstrained Debt Fund

JPMorgan Value Advantage Fund

JPMorgan Trust II

JPMorgan Core Bond Fund

JPMorgan Core Plus Bond Fund

JPMorgan Equity Income Fund

JPMorgan Equity Index Fund

JPMorgan Government Bond Fund

JPMorgan High Yield Fund

JPMorgan International Research Enhanced Equity Fund

JPMorgan Investor Balanced Fund

JPMorgan Investor Conservative Growth Fund

JPMorgan Investor Growth Fund

JPMorgan Investor Growth & Income Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan Limited Duration Bond Fund

JPMorgan Market Expansion Enhanced Index Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Mortgage-Backed Securities Fund

JPMorgan Short Duration Bond Fund

JPMorgan Short-Intermediate Municipal Bond Fund

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Value Fund

JPMorgan SMID Cap Equity Fund (formerly known as JPMorgan Intrepid Mid Cap Fund)

JPMorgan Sustainable Municipal Income Fund (formerly known as JPMorgan Municipal Fund)

JPMorgan Tax Free Bond Fund

J.P. Morgan Fleming Mutual Fund Group, Inc.

JPMorgan Mid Cap Value Fund

JPMorgan Institutional Trust

JPMorgan Core Bond Trust

JPMorgan Intermediate Bond Trust

JPMorgan Insurance Trust

JPMorgan Insurance Trust Core Bond Portfolio

JPMorgan Insurance Trust Global Allocation Portfolio

JPMorgan Insurance Trust Income Builder Portfolio

JPMorgan Insurance Trust Mid Cap Value Portfolio

JPMorgan Insurance Trust Small Cap Core Portfolio

JPMorgan Insurance Trust U.S. Equity Portfolio

J.P. Morgan Mutual Fund Investment Trust

JPMorgan Growth Advantage Fund

Undiscovered Managers Funds

JPMorgan Realty Income Fund

Undiscovered Managers Behavioral Value Fund

J.P. Morgan Exchange-Traded Fund Trust

JPMorgan Diversified Return Emerging Markets Equity ETF

JPMorgan ActiveBuilders Emerging Markets Equity ETF (formerly known as JPMorgan Emerging Markets Equity Core ETF)

JPMorgan Trust IV

JPMorgan Core Focus SMA Fund

JPMorgan International Hedged Equity Fund

JPMorgan Macro Opportunities Fund

JPMorgan Equity Premium Income Fund

JPMorgan Emerging Markets Research Enhanced Equity Fund

JPMorgan SmartSpending 2015 Fund (formerly known as JPMorgan SmartSpending 2050 Fund)

JPMorgan SmartSpending 2020 Fund

JPMorgan Ultra-Short Municipal Fund

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds’’), along with related requirements (the “12d 1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

JPMorgan Funds

277 Park Avenue, 8th Floor

New York, N.Y. 10172

Attention: US Product Implementation

Email: US_Product_Implementation@.jpmorgan.com

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

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(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

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3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)

Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

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4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

4

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email:
GroupOfficeofRegisteredFunds@blackrock.com

7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

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8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of BlackRock California Municipal Series Trust, BlackRock Equity Dividend Fund, BlackRock EuroFund, BlackRock Financial Institutions Series Trust, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V, BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Series Trust and BlackRock Natural Resources Trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund

6

in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ Jessica Falzone
Name:	Jessica Falzone
Title:	Assistant Secretary

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

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THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

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Schedule A: Acquiring Funds

Registrant: The Lazard Funds, Inc.

Series:	Lazard Developing Markets Equity Portfolio

Lazard Emerging Markets Core Equity Portfolio

Lazard Emerging Markets Debt Portfolio

Lazard Emerging Markets Equity Advantage Portfolio

Lazard Emerging Markets Strategic Equity Portfolio

Lazard Emerging Markets Equity Portfolio

Lazard Enhanced Opportunities Portfolio

Lazard Equity Franchise Portfolio

Lazard Global Dynamic Multi-Asset Portfolio

Lazard Global Equity Select Portfolio

Lazard Global Fixed Income Portfolio

Lazard Global Listed Infrastructure Portfolio

Lazard Global Strategic Equity Portfolio

Lazard International Equity Advantage Portfolio

Lazard International Equity Portfolio

Lazard International Equity Select Portfolio

Lazard International Equity Value Portfolio

Lazard International Quality Growth Portfolio

Lazard International Small Cap Equity Portfolio

Lazard International Strategic Equity Portfolio

Lazard Managed Equity Volatility Portfolio

Lazard Opportunistic Strategies Portfolio

Lazard Real Assets Portfolio

Lazard US Corporate Income Portfolio

Lazard US Equity Concentrated Portfolio

Lazard US Equity Focus Portfolio

Lazard US Short Duration Fixed Income Portfolio

Lazard US Small-Mid Cap Equity Portfolio

Lazard US Sustainable Equity Portfolio

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

Lazard Asset Management LLC

Attn: General Counsel

30 Rockefeller Plaza 56th Floor

New York, NY 10112

Fax: 212-332-1703

Email: lam.ny.legal@lazard.com

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

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(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its

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obligationsunder this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)

Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

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4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

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ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs Email:
Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email:
GroupOfficeofRegisteredFunds@blackrock.com

7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

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8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of BlackRock California Municipal Series Trust, BlackRock Equity Dividend Fund, BlackRock EuroFund, BlackRock Financial Institutions Series Trust, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V, BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Series Trust and BlackRock Natural Resources Trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the

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1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ Jayson R. Bronchetti
Name:	Jayson R. Bronchetti
Title:	President

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

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THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

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Schedule A: Acquiring Funds

Registrant:    Lincoln Variable Insurance Products Trust

Series:          Lincoln iShares Global Growth Allocation Fund

 Lincoln iShares Fixed Income Allocation Fund

 Lincoln iShares U.S. Moderate Allocation Fund

 LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund

 LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund

 LVIP Franklin Templeton Multi-Asset Opportunities Fund

 LVIP SSGA Conservative Index Allocation Fund

 LVIP SSGA Moderate Index Allocation Fund

 LVIP SSGA Moderately Aggressive Index Allocation Fund

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Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

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Schedule C: Notice for Acquiring Funds

Lincoln Variable Insurance Products Trust

Attn: Funds Management – Jennifer Matthews

1301 South Harrison Street

Fort Wayne, IN 48602

Email: Jennifer.Matthews@lfg.com

With a copy to:

Lincoln Variable Insurance Products Trust

Attn: Funds Management – Legal Department

150 North Radnor-Chester Road

Radnor, PA 19087

Email: Sam.Goldsten@lfg.com

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BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 21, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule:

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

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(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (1) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

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3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (1) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (i1), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (1) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)	Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are

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subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

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ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

LitmanGregory Funds Trust

j.coughlan@imgp.com

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email:
GroupOfficeofRegisteredFunds@blackrock.com

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7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of any Acquiring Fund or Acquired Fund organized as a Massachusetts business trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of

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Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ John Coughlan
Name:	John Coughlan
Title:	Treasurer

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

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THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

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Schedule A: Acquiring Funds

Registrant: Litman Gregory Funds Trust

Series: iMGP RBA Responsible Global ETF

10

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

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Schedule C: Notice for Acquiring Funds

John Coughlan

c/o iM Global Fund Management LLC

1676 N. California Blvd Suite 500

Walnut Creek, CA 94596

Fax: 925 254 0335

Email:j.coughlan@imgp.com

With a copy to:

Jeff Seeley

iM Global Fund Management LLC

1600 E. Franklin Avenue - Suite D

El Segundo, CA 90245

Fax:

Email:j.seeley@imgp.com

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BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

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(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

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3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)

Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

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4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

4

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email:
GroupOfficeofRegisteredFunds@blackrock.com

7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

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8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of BlackRock California Municipal Series Trust, BlackRock Equity Dividend Fund, BlackRock EuroFund, BlackRock Financial Institutions Series Trust, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V, BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Series Trust and BlackRock Natural Resources Trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund

6

in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ Daniel Geatens
Name:	Daniel Geatens
Title:	Head, US Fund Administration, Division Director

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

8

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

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Schedule A: Acquiring Funds

Delaware Group Equity Funds IV

Delaware Total Return Fund

Delaware Group Equity Funds V

Delaware Wealth Builder Fund

Delaware Group Foundation Funds

Delaware Strategic Allocation Fund

Delaware Pooled Trust

Delaware Global Listed Real Assets Fund

Delaware VIP Trust

Delaware VIP Total Return Series

Ivy Variable Insurance Portfolio

Delaware Ivy VIP Balanced

Delaware Ivy VIP Asset Strategy

Delaware Ivy VIP Pathfinder Aggressive

Delaware Ivy VIP Pathfinder Moderately Aggressive

Delaware Ivy VIP Pathfinder Moderate

Delaware Ivy VIP Pathfinder Moderately Conservative

Delaware Ivy VIP Pathfinder Conservative

Delaware Ivy VIP Pathfinder Moderate – Managed Volatility

Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility

Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility

InvestEd Portfolios (all Funds)

InvestEd 90 Portfolio

InvestEd 80 Portfolio

InvestEd 70 Portfolio

InvestEd 60 Portfolio

InvestEd 50 Portfolio

InvestEd 40 Portfolio

InvestEd 30 Portfolio

InvestEd 20 Portfolio

InvestEd 10 Portfolio

InvestEd 0 Portfolio

Ivy Funds

Delaware Ivy Managed International Opportunities Fund

Delaware Ivy Balanced Fund

Delaware Ivy Asset Strategy Fund

Delaware Ivy Multi-Asset Income Fund

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

David F. Connor (General Counsel)

c/o Macquarie Asset Management

100 Independence, 610 Market Street

Philadelphia, PA 19106

Email: David.Connor@macquarie.com

With a copy to:

Jennifer M. Shields

c/o Macquarie Asset Management

Attn: Legal Dept.

100 Independence, 610 Market Street

Philadelphia, PA 19106

Email: Jennifer.Shields@macquarie.com

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

1

(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

2

3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)

Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

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4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

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ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email:
GroupOfficeofRegisteredFunds@blackrock.com

7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

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8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of BlackRock California Municipal Series Trust, BlackRock Equity Dividend Fund, BlackRock EuroFund, BlackRock Financial Institutions Series Trust, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V, BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Series Trust and BlackRock Natural Resources Trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund

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in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ Holly S. Baggot
Name:	Holly S. Baggot
Title:	Assistant Treasurer

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

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THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

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Schedule A: Acquiring Funds

Madison Funds

Madison Core Bond Fund

Madison High Quality Bond Fund

Madison Tax-Free Virginia Fund

Madison Tax-Free National Fund

Madison Covered Call & Equity Income Fund

Madison International Stock Fund

Madison Dividend Income Fund

Madison Investors Fund

Madison Mid Cap Fund

Madison Small Cap Fund

Madison Sustainable Equity Fund

Madison Aggressive Allocation Fund

Madison Conservative Allocation Fund

Madison Diversified Income Fund

Madison Moderate Allocation Fund

Ultra Series Fund

Conservative Allocation Fund

Moderate Allocation Fund

Aggressive Allocation Fund

Core Bond Fund

High Income Fund

Diversified Income Fund

Large Cap Value Fund

Large Cap Growth Fund

Mid Cap Fund

International Stock Fund

Madison Target Retirement 2020 Fund

Madison Target Retirement 2030 Fund

Madison Target Retirement 2040 Fund

Madison Target Retirement 2050 Fund

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

If to the Acquiring Fund:

Madison Funds

c/o Madison Investments

550 Science Drive

Madison,WI 53711

Fax: 608.274.7905

Email: hollyb@madisonadv.com

With a copy to:

Steven Fredricks

Madison Investments - Legal Department

550 Science Drive

Madison, WI 53711

Fax: 608.274.7905

Email: stevef@madisonadv.com

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

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(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

2

3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)	Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are

3

subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

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5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquiring Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email:
GroupOfficeofRegisteredFunds@blackrock.com

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7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of BlackRock California Municipal Series Trust, BlackRock Equity Dividend Fund, BlackRock EuroFund, BlackRock Financial Institutions Series Trust, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V, BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Series Trust and BlackRock Natural Resources Trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee,

6

officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRED FUND REGISTRANT LISTED ON SCHEDULE B HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ Allyson Stewart
Name:	Allyson Stewart
Title:	Assistant Secretary

EACH ACQUIRED FUND REGISTRANT LISTED ON SCHEDULE B HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:
Name:
Title:

8

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

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Schedule A: Acquiring Funds

Registrant: NORTHERN LIGHTS FUND TRUST II

CURRENT AND PENDING FUNDS

Northern Lights Fund Trust II – 27 funds/22 operational

•	Acclivity Funds (“Acclivity Funds”)

•	Acclivity Mid Cap Multi-Style Fund (“Acclivity Mid-Cap”)

•	Acclivity Small Cap Growth Fund (“Acclivity Small Cap Growth”)*

•	Acclivity Small Cap Value Fund (“Acclivity Small Cap Value”)

•	Acclivity Broad Equity Multi-Style Fund (“Acclivity Broad Equity”)*

•	Al Frank Fund

•	Amberwave Invest USA JSG Fund (“Amberwave”)*

•	Certeza Convex Core Fund (“Certeza”)

•	Dynamic Funds (“Dynamic Funds”)

•	Dynamic International Opportunity Fund (“Dynamic International”)

•	Dynamic U.S. Opportunity Fund (“Dynamic U.S.”)

•	Dynamic Global Diversified Fund (“Dynamic Global”)*

•	Essential 40 Stock Fund (“Essential 40”)

•	FormulaFolios US Equity Fund (“FormulaFolios Fund”)

•	The Future Funds (“Future Funds”)

•	The Future Fund Active ETF (“Future Fund”)

•	The Future Fund Long/Short ETF (“Future Fund Long/Short”)*

•	Invenomic Fund (“Invenomic”)

•	LifeGoal ETFs (“LifeGoal ETFs”)

•	LifeGoal Children Investment ETF (“Children Investment”)

•	LifeGoal General Conservative Investment ETF (“General Conservative Investment”)

•	LifeGoal Homeowner Investment ETF (“Homeowner Investment”)

•	LifeGoal Vacation Investment ETF (“Vacation Investment”)

•	LifeGoal Wealth Builder ETF (“Wealth Builder”)

•	Longboard Funds (“Longboard Funds”)

•	Longboard Managed Futures Strategy Fund (“Longboard Managed Futures”)

•	Longboard Alternative Growth Fund (“Longboard Alternative Growth”)

•	North Star Funds (“North Star Funds”)

•	North Star Opportunity Fund (“North Star Opportunity”)

•	North Star Dividend Fund (“North Star Dividend”)

•	North Star Micro Cap Fund (“North Star Micro Cap”)

•	North Star Bond Fund (“North Star Bond”)

•	WOA All Asset I (“WOA All Asset”)

*	Not operational

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

NORTHERN LIGHTS FUND TRUST II

c/o ULTIMUS FUND SOLUTIONS, LLC

80 Arkay Drive, Suite 110

Hauppauge, NY 11788

Fax:

Email: kwolf@ultimusfundsolutions.com

With a copy to:

Alston & Bird

Attn: David J. Baum

950 F Street NW

Washington, DC 20004

Fax: 202-654-4946

Email: david.baum@alston.com

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

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(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

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3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)

Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

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4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

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ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email:
GroupOfficeofRegisteredFunds@blackrock.com

7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

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8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of BlackRock California Municipal Series Trust, BlackRock Equity Dividend Fund, BlackRock EuroFund, BlackRock Financial Institutions Series Trust, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V, BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Series Trust and BlackRock Natural Resources Trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund

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in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ Adam Schenck
Name:	Adam Schenck
Title:	Trustee, Milliman Variable Insurance Trust

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

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THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

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Schedule A: Acquiring Funds

Registrant: Milliman Variable Insurance Trust

Series:

Milliman 1-Year Buffered S&P 500 & MSCI EAFE with Stacker Cap Outcome Fund - Apr

Milliman 1-Year Buffered S&P 500 & MSCI EAFE with Stacker Cap Outcome Fund - Aug

Milliman 1-Year Buffered S&P 500 & MSCI EAFE with Stacker Cap Outcome Fund - Dec

Milliman 1-Year Buffered S&P 500 & MSCI EAFE with Stacker Cap Outcome Fund - Feb

Milliman 1-Year Buffered S&P 500 & MSCI EAFE with Stacker Cap Outcome Fund - Jan

Milliman 1-Year Buffered S&P 500 & MSCI EAFE with Stacker Cap Outcome Fund - Jul

Milliman 1-Year Buffered S&P 500 & MSCI EAFE with Stacker Cap Outcome Fund - Jun

Milliman 1-Year Buffered S&P 500 & MSCI EAFE with Stacker Cap Outcome Fund - Mar

Milliman 1-Year Buffered S&P 500 & MSCI EAFE with Stacker Cap Outcome Fund - May

Milliman 1-Year Buffered S&P 500 & MSCI EAFE with Stacker Cap Outcome Fund - Nov

Milliman 1-Year Buffered S&P 500 & MSCI EAFE with Stacker Cap Outcome Fund - Oct

Milliman 1-Year Buffered S&P 500 & MSCI EAFE with Stacker Cap Outcome Fund – Sep

Milliman 1-Year Buffered S&P 500 & Nasdaq with Stacker Cap Outcome Fund - Apr

Milliman 1-Year Buffered S&P 500 & Nasdaq with Stacker Cap Outcome Fund - Aug

Milliman 1-Year Buffered S&P 500 & Nasdaq with Stacker Cap Outcome Fund - Dec

Milliman 1-Year Buffered S&P 500 & Nasdaq with Stacker Cap Outcome Fund - Feb

Milliman 1-Year Buffered S&P 500 & Nasdaq with Stacker Cap Outcome Fund - Jan

Milliman 1-Year Buffered S&P 500 & Nasdaq with Stacker Cap Outcome Fund - Jul

Milliman 1-Year Buffered S&P 500 & Nasdaq with Stacker Cap Outcome Fund - Jun

Milliman 1-Year Buffered S&P 500 & Nasdaq with Stacker Cap Outcome Fund - Mar

Milliman 1-Year Buffered S&P 500 & Nasdaq with Stacker Cap Outcome Fund - May

Milliman 1-Year Buffered S&P 500 & Nasdaq with Stacker Cap Outcome Fund - Nov

Milliman 1-Year Buffered S&P 500 & Nasdaq with Stacker Cap Outcome Fund - Oct

Milliman 1-Year Buffered S&P 500 & Nasdaq with Stacker Cap Outcome Fund – Sep

Milliman 1-Year Buffered S&P 500 & Russell 2000 with Stacker Cap Outcome Fund - Apr

Milliman 1-Year Buffered S&P 500 & Russell 2000 with Stacker Cap Outcome Fund - Aug

Milliman 1-Year Buffered S&P 500 & Russell 2000 with Stacker Cap Outcome Fund - Dec

Milliman 1-Year Buffered S&P 500 & Russell 2000 with Stacker Cap Outcome Fund - Feb

Milliman 1-Year Buffered S&P 500 & Russell 2000 with Stacker Cap Outcome Fund - Jan

Milliman 1-Year Buffered S&P 500 & Russell 2000 with Stacker Cap Outcome Fund - Jul

Milliman 1-Year Buffered S&P 500 & Russell 2000 with Stacker Cap Outcome Fund - Jun

Milliman 1-Year Buffered S&P 500 & Russell 2000 with Stacker Cap Outcome Fund - Mar

Milliman 1-Year Buffered S&P 500 & Russell 2000 with Stacker Cap Outcome Fund - May

Milliman 1-Year Buffered S&P 500 & Russell 2000 with Stacker Cap Outcome Fund - Nov

Milliman 1-Year Buffered S&P 500 & Russell 2000 with Stacker Cap Outcome Fund - Oct

Milliman 1-Year Buffered S&P 500 & Russell 2000 with Stacker Cap Outcome Fund – Sep

Milliman 1-Year Buffered S&P 500 with Spread Outcome Fund - Apr

Milliman 1-Year Buffered S&P 500 with Spread Outcome Fund - Aug

Milliman 1-Year Buffered S&P 500 with Spread Outcome Fund - Dec

Milliman 1-Year Buffered S&P 500 with Spread Outcome Fund - Feb

Milliman 1-Year Buffered S&P 500 with Spread Outcome Fund - Jan

Milliman 1-Year Buffered S&P 500 with Spread Outcome Fund - Jul

Milliman 1-Year Buffered S&P 500 with Spread Outcome Fund - Jun

Milliman 1-Year Buffered S&P 500 with Spread Outcome Fund - Mar

Milliman 1-Year Buffered S&P 500 with Spread Outcome Fund - May

Milliman 1-Year Buffered S&P 500 with Spread Outcome Fund - Nov

Milliman 1-Year Buffered S&P 500 with Spread Outcome Fund - Oct

Milliman 1-Year Buffered S&P 500 with Spread Outcome Fund – Sep

Milliman 1-Year Floored S&P 500 with Par Up Outcome Fund - Apr

Milliman 1-Year Floored S&P 500 with Par Up Outcome Fund - Aug

Milliman 1-Year Floored S&P 500 with Par Up Outcome Fund – Dec

Milliman 1-Year Floored S&P 500 with Par Up Outcome Fund - Feb

Milliman 1-Year Floored S&P 500 with Par Up Outcome Fund - Jan

Milliman 1-Year Floored S&P 500 with Par Up Outcome Fund - Jul

Milliman 1-Year Floored S&P 500 with Par Up Outcome Fund - Jun

Milliman 1-Year Floored S&P 500 with Par Up Outcome Fund - Mar

Milliman 1-Year Floored S&P 500 with Par Up Outcome Fund - May

Milliman 1-Year Floored S&P 500 with Par Up Outcome Fund - Nov

Milliman 1-Year Floored S&P 500 with Par Up Outcome Fund - Oct

Milliman 1-Year Floored S&P 500 with Par Up Outcome Fund – Sep

Milliman 6-Month Buffered S&P 500 with Par Up Outcome Fund - Apr/Oct

Milliman 6-Month Buffered S&P 500 with Par Up Outcome Fund - Feb/Aug

Milliman 6-Month Buffered S&P 500 with Par Up Outcome Fund - Jan/Jul

Milliman 6-Month Buffered S&P 500 with Par Up Outcome Fund - Jun/Dec

Milliman 6-Month Buffered S&P 500 with Par Up Outcome Fund - Mar/Sep

Milliman 6-Month Buffered S&P 500 with Par Up Outcome Fund - May/Nov

Milliman 6-Month Parred Down S&P 500 with Par Up Outcome Fund - Apr/Oct

Milliman 6-Month Parred Down S&P 500 with Par Up Outcome Fund - Feb/Aug

Milliman 6-Month Parred Down S&P 500 with Par Up Outcome Fund - Jan/Jul

Milliman 6-Month Parred Down S&P 500 with Par Up Outcome Fund - Jun/Dec

Milliman 6-Month Parred Down S&P 500 with Par Up Outcome Fund - Mar/Sep

Milliman 6-Month Parred Down S&P 500 with Par Up Outcome Fund - May/Nov

Milliman 6-Year Buffered S&P 500 with Par Up Outcome Fund - Apr (I)

Milliman 6-Year Buffered S&P 500 with Par Up Outcome Fund - Jan (I)

Milliman 6-Year Buffered S&P 500 with Par Up Outcome Fund - Jul (I)

Milliman 6-Year Buffered S&P 500 with Par Up Outcome Fund - Oct (I)

Milliman 6-Year Parred Down S&P 500 with Par Up Outcome Fund - Apr (I)

Milliman 6-Year Parred Down S&P 500 with Par Up Outcome Fund - Jan (I)

Milliman 6-Year Parred Down S&P 500 with Par Up Outcome Fund - Jul (I)

Milliman 6-Year Parred Down S&P 500 with Par Up Outcome Fund - Oct (I)

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

Milliman Variable Insurance Trust

Attn: Legal

71 S. Wacker Dr., 31St Floor

Chicago, IL 60606

Email: FRM_Compliance@milliman.com

With a copy to:

Ehsan Sheikh

71 S. Wacker Dr., 31st Floor

Chicago, IL 60606

Email: Ehsan.sheikh@milliman.com

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

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(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

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3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.

of any purchase or acquisition of shares in an Acquired Fund that to the Acquiring Fund’s knowledge causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.

of any purchase or acquisition of shares in an Acquired Fund that to the Acquiring Fund’s knowledge causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.

where an Acquiring Fund and its Advisory Group (as defined in Rule 12d1- 4(d)(1)), individually or in the aggregate, to their knowledge hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.

if at any time an Acquiring Fund to its knowledge no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above (with respect to (i) and (ii) due to a sale or redemption of such securities).

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not to its knowledge make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

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(f)

Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify each Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the foregoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

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5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include substantially the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. and its affiliates and is used under license.

BlackRock® is a registered trademark of BlackRock, Inc. and its affiliates and is used under license.

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications or as provided in other agreements between the parties) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate agreement with BlackRock granting such rights.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email: GroupOfficeofRegisteredFunds@blackrock.com

7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

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8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of any Acquiring Fund or Acquired Fund that is organized as a Massachusetts business trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund

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in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank;

signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ Renee Hitchcock
Name:	Renee Hitchcock
Title:	CFO and Treasurer

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

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THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

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Schedule A: Acquiring Funds

Registrant: MML Series Investment Fund II

Series:  MML Blend Fund

MML iShares® 60/40 Allocation Fund

MML iShares® 80/20 Allocation Fund

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

MML Series Investment Fund II

c/o MML Investment Advisers, LLC

1295 State Street

Springfield, MA 01111

Attention: Douglas Steele

Fax:

Email: dsteele@massmutual.com and fundinfo@massmutual.com

With a copy to:

Andrew Goldberg

Attn: Legal Dept.

1295 State Street

Springfield, MA 01111

Fax:

Email: agoldberg@massmutual.com

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

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(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

2

3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)	Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are

3

subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

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5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email: GroupOfficeofRegisteredFunds@blackrock.com

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7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of BlackRock California Municipal Series Trust, BlackRock Equity Dividend Fund, BlackRock EuroFund, BlackRock Financial Institutions Series Trust, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V, BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Series Trust and BlackRock Natural Resources Trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee,

6

officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

MORNINGSTAR FUNDS TRUST

By:	/s/ D. Scott Schilling
Name:	D. Scott Schilling
Title:	Chief Compliance Officer and Secretary

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

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THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

9

Schedule A: Acquiring Funds

Registrant: Morningstar Funds Trust

Series:	Morningstar Alternatives Fund
Morningstar Global Income Fund
Morningstar Municipal Bond Fund
Morningstar Unconstrained Allocation Fund

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

D. Scott Schilling

c/o Morningstar Funds Trust

22 West Washington Street

Chicago, IL 60602

Email: scott.schilling@morningstar.com

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

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(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

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3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)	Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are

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subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify each Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

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5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email: GroupOfficeofRegisteredFunds@blackrock.com

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7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of any Acquiring Fund or Acquired Fund that is organized as a Massachusetts business trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the

6

avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

THE ACQUIRING FUND REGISTRANTS LISTED ON SCHEDULE A HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

Nationwide Mutual Funds
Nationwide Variable Insurance Trust

By:	/s/ Christopher C. Graham
Name:	Christopher C. Graham
Title:	Senior Vice President – Chief Investment Officer

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

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THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

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Schedule A: Acquiring Funds

The following series of Nationwide Mutual Funds:

Nationwide Destination Retirement Fund

Nationwide Destination 2025 Fund

Nationwide Destination 2030 Fund

Nationwide Destination 2035 Fund

Nationwide Destination 2040 Fund

Nationwide Destination 2045 Fund

Nationwide Destination 2050 Fund

Nationwide Destination 2055 Fund

Nationwide Destination 2060 Fund

Nationwide Destination 2065 Fund

Nationwide Investor Destinations Aggressive Fund

Nationwide Investor Destinations Conservative Fund

Nationwide Investor Destinations Moderate Fund

Nationwide Investor Destinations Moderately Aggressive Fund

Nationwide Investor Destinations Moderately Conservative Fund

The following series of Nationwide Variable Insurance Trust:

NVIT BlueprintSM Aggressive Fund

NVIT BlueprintSM Moderately Aggressive Fund

NVIT BlueprintSM Capital Appreciation Fund

NVIT BlueprintSM Moderate Fund

NVIT BlueprintSM Balanced Fund

NVIT BlueprintSM Moderately Conservative Fund

NVIT BlueprintSM Conservative Fund

NVIT Investor Destinations Aggressive Fund

NVIT Investor Destinations Balanced Fund

NVIT Investor Destinations Capital Appreciation Fund

NVIT Investor Destinations Conservative Fund

NVIT Investor Destinations Moderate Fund

NVIT Investor Destinations Moderately Aggressive Fund

NVIT Investor Destinations Moderately Conservative Fund

NVIT iShares® Global Equity ETF Fund

NVIT iShares® Fixed Income ETF Fund

NVIT BlueprintSM Managed Growth Fund

NVIT BlueprintSM Managed Growth & Income Fund

NVIT Investor Destinations Managed Growth Fund

NVIT Investor Destinations Managed Growth & Income Fund

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Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

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Schedule C: Notice for Acquiring Funds

Nationwide Mutual Funds

Nationwide Variable Insurance Trust

One Nationwide Plaza

Mail Code 5-02-210R

Columbus, OH 43215

Email:  nfglegal@nationwide.com

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BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

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(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the l2d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated time line of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(l)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

2

3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)	Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are

3

subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

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5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S.Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquiring Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email: GroupOfficeofRegisteredFunds@blackrock.com

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7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of BlackRock California Municipal Series Trust, BlackRock Equity Dividend Fund, BlackRock EuroFund, BlackRock Financial Institutions Series Trust, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V, BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Series Trust and BlackRock Natural Resources Trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee,

6

officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ Natalie Wagner
Name:	Natalie Wagner
Title:	Chief Compliance Officer

EACH ACQUIRED FUND REGISTRANT LISTED ON SCHEDULE B HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:
Name:
Title:

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THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

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Schedule A: Acquiring Funds

Registrant: Natixis Funds Trust IV

Series: Natixis Sustainable Future 2015 Fund®

Natixis Sustainable Future 2020 Fund®

Natixis Sustainable Future 2025 Fund®

Natixis Sustainable Future 2030 Fund®

Natixis Sustainable Future 2035 Fund®

Natixis Sustainable Future 2040 Fund®

Natixis Sustainable Future 2045 Fund®

Natixis Sustainable Future 2050 Fund®

Natixis Sustainable Future 2055 Fund®

Natixis Sustainable Future 2060 Fund®

Natixis Sustainable Future 2065 Fund®

Registrant: Natixis Funds Trust II

Series: Loomis Sayles Senior Floating Rate and Fixed Income Fund

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-l2d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

Natalie Wagner

c/o Natixis Investment Managers

888 Boylston Street

Boston, MA 02199-8197

Fax:

Email: Natalie.Wagner@natixis.com

With a copy to:

John DelPrete

c/o Natixis Investment Managers

Attn: Legal Dept.

888 Boylston Street

Boston, MA 02199-8197

Fax:

Email: John.DelPrete@natixis.com

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule.

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

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(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

2

3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)

Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

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4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

4

ii.	include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email: GroupOfficeofRegisteredFunds@blackrock.com

7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

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8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of any Acquiring Fund or Acquired Fund organized as a Massachusetts business trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

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[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ Brian Kerrane
Name:	Brian Kerrane
Title:	Vice President

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

8

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

9

Schedule A: Acquiring Funds

Neuberger Berman Alternative Funds, on behalf of each of its current and future series

Neuberger Berman Equity Funds, on behalf of each of its current and future series

Neuberger Berman Income Funds, on behalf of each of its current and future series

Neuberger Berman Advisers Management Trust, on behalf of each of its current and future series

Neuberger Berman ETF Trust, on behalf of each of its current and future series

10

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

11

Schedule C: Notice for Acquiring Funds

Neuberger Berman - Mutual Funds

C/o Mutual Fund Administration

1290 Avenue of the Americas

New York, NY 10104

Email: NB_Fund_of_Funds@nb.com

With a copy to:

Neuberger Berman - General Counsel, Mutual Funds

1290 Avenue of the Americas

New York, NY 10104

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BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

1

(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

2

3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)	Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are

3

subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

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5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund).

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquiring Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email: GroupOfficeofRegisteredFunds@blackrock.com

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7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of BlackRock California Municipal Series Trust, BlackRock Equity Dividend Fund, BlackRock EuroFund, BlackRock Financial Institutions Series Trust, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V, BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Series Trust and BlackRock Natural Resources Trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee,

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officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ Alan E. Molotsky
Name:	Alan E. Molotsky
Title:	Secretary Treasurer

EACH ACQUIRED FUND REGISTRANT LISTED ON SCHEDULE B HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:
Name:
Title:

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THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

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Schedule A: Acquiring Funds

Registrant: North Square Funds

Series: All current Series, and future Series

As of January 19, 2022:

Advisory Research Small Cap Growth Fund

Advisory Research Small Cap Value Fund

Altrinsic International Equity Fund

Dynamic Small Cap Fund

McKee Bond Fund

Multi Strategy Fund

Preferred and Income Securities Fund

Spectrum Alpha Fund

Strategic Income Fund

Tactical Defensive Fund

Tactical Growth Fund

Trilogy Alternative Return Fund

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

If to the Acquiring Fund:

Dan Ellenwood

c/o North Square Investments, LLC

10 South LaSalle Street

Suite 1925

Chicago, IL 60603

Phone: 312.857.7027

Email: dellenwood@northsquareinvest.com

With a copy to:

Alan Molotsky

Attn: Legal Dept.

c/o North Square Investments, LLC

10 South LaSalle Street

Suite 1925

Chicago, IL 60603

Phone: 312.857.7038

Email: amolotsky@northsquareinvest.com

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

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(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

2

3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)

Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

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4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

4

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email: GroupOfficeofRegisteredFunds@blackrock.com

7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

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8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of BlackRock California Municipal Series Trust, BlackRock Equity Dividend Fund, BlackRock EuroFund, BlackRock Financial Institutions Series Trust, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V, BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Series Trust and BlackRock Natural Resources Trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund

6

in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ Eric Kane
Name:	Eric Kane
Title:	Secretary of Northern Lights Fund Trust III

[Remainder of page intentionally left blank: Acquired Fund signature page follows]

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THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

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Schedule A: Acquiring Funds

CURRENT AND PENDING NORTHERN LIGHTS FUND TRUST III FUNDS
Northern Lights Fund Trust III – 33 Funds
• Absolute: (collectively, the “Absolute Funds”)	• Collectively, FYE 9/30
• Absolute Capital Asset Allocator Fund (Asset Allocator)	• 9/30
• Absolute Capital Defender Fund (Capital Defender)	• 9/30
• ACM: (collectively, the “ACM Funds”)	• Collectively, FYE 12/31
• ACM Dynamic Opportunity Fund (ACM Dynamic)	• FYE 12/31
• ACM Tactical Income Fund (ACM Tactical)	• FYE 12/31
• Boyd Watterson Limited Duration Enhanced Income Fund (BWLD)	• FYE 6/30
• Centerstone: (collectively, the “Centerstone Funds”)	• Collectively, FYE 12/31
• Centerstone International Fund (“CS International”)	• FYE 12/31
• Centerstone Investors Funds (“CS Investors”)	• FYE 12/31
• Counterpoint: (collectively, the “Counterpoint Funds”)
• Counterpoint Tactical Equity Fund (Counterpoint TE)	• FYE 9/30
• Counterpoint Tactical Income Fund (Counterpoint TI)	• FYE 9/30
• Counterpoint Tactical Municipal Fund (Counterpoint TM)	• FYE 9/30
• CP High Yield Trend ETF (CP HYT)	• FYE 12/31
• FPA Global Equity ETF (FPA ETF)*	• FYE TBD
• Good Harbor Tactical Select Fund (Good Harbor)	• FYE 9/30
• HCM: (collectively, the “HCM Funds”)	• Collectively, FYE 6/30
• HCM Defender 100 Index ETF (HCM 100)	• 6/30
• HCM Defender 500 Index ETF (HCM 500)	• 6/30
• HCM Dividend Sector Plus Fund (HCM DSP)	• 6/30
• HCM Income Plus Fund (HCM IP)	• 6/30
• HCM Tactical Growth Fund (HCM TG)	• 6/30
• Issachar Fund (Issachar)	• FYE 9/30
• Marathon Value Portfolio (Marathon)	• FYE 9/30
• Newfound Risk Managed U.S. Growth Fund (Newfound)	• FYE 3/31
• Persimmon Long/Short Fund (Persimmon)	• FYE 9/30
• Pinnacle: (collectively, the “Pinnacle Funds”)	• Collectively, FYE 9/30
• Pinnacle Sherman Multi-Strategy Fund (Pinnacle MS)	• FYE 9/30
• Pinnacle Sherman Breakaway Strategy Fund (Pinnacle BS)	• FYE 9/30
• RESQ: (collectively, the “RESQ Funds”)	• Collectively, FYE 9/30
• RESQ Dynamic Allocation Fund (RESQ DA)	• FYE 9/30
• RESQ Strategic Income Fund (RESQ SI)	• FYE 9/30
• Swan: (collectively, the “Swan Funds”)	• Collectively, FYE 6/30
• Swan Defined Risk Fund (Swan DR)	• 6/30
• Swan Defined Risk Emerging Markets Fund (Swan EM)	• 6/30
• Swan Defined Risk Foreign Fund (Swan Foreign)	• 6/30
• Swan Defined Risk U.S. Small Cap Fund (Swan SC)	• 6/30
• Swan Defined Risk Growth Fund (Swan GF)	• 6/30
• The Covered Bridge Fund (Covered Bridge)	• FYE 9/30
• The Teberg Fund (Teberg)	• FYE 3/31

*	Fund not yet operational as of November 30, 2021

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Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

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Schedule C: Notice for Acquiring Funds

Northern Lights Fund Trust III

Attn: Richard Malinowski

c/o Ultimus Fund Solutions, LLC

80 Arkay Drive

Hauppauge, NY, 11788

Email: rmalinowski@ultimusfundsolutions.com

With a copy to:

Thompson Hine LLP

Attn: Legal Dept.

41 South High Street, Suite 1700

Columbus, OH 43215

Fax: 614-469-3361

Email: joann.strasser@thompsonhine.com

12

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

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(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

2

3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)	Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are

3

subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

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5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email: GroupOfficeofRegisteredFunds@blackrock.com

5

7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of BlackRock California Municipal Series Trust, BlackRock Equity Dividend Fund, BlackRock EuroFund, BlackRock Financial Institutions Series Trust, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V, BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Series Trust and BlackRock Natural Resources Trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee,

6

officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank; signature pages follow]

7

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ Ronald P. Joelson
Name:	Ronald P. Joelson
Title:	President

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

8

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

9

Schedule A: Acquiring Funds

Registrant: Northwestern Mutual Series Fund, Inc.

Series: Asset Allocation Portfolio

Balanced Portfolio

10

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

11

Schedule C: Notice for Acquiring Funds

Ronald P. Joelson

c/o The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

Email: ronaldjoelson@northwesternmutual.com

With a copy to:

Lesli McLinden

Attn: Legal Dept.

720 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

Email: leslimclinden@northwesternmutual.com

12

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

1

(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

2

3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)	Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are

3

subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

4

5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S.Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquiring Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email: GroupOfficeofRegisteredFunds@blackrock.com

5

7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of BlackRock California Municipal Series Trust, BlackRock Equity Dividend Fund, BlackRock EuroFund, BlackRock Financial Institutions Series Trust, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V, BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Series Trust and BlackRock Natural Resources Trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee,

6

officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ Peter K. Ewing
Name:	Peter K. Ewing
Title:	President

EACH ACQUIRED FUND REGISTRANT LISTED ON SCHEDULE B HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:
Name:
Title:

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THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

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Schedule A: Acquiring Funds

Registrant:

FlexShares Trust

Series: All Funds

Northern Funds

Series: All Funds

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

FlexShares Trust

Attn: Himanshu Surti

Northern Trust Investments, Inc.

50 South LaSalle Street

Chicago, Illinois 60603

Email:            hss6@ntrs.com

With a copy to:

The Northern Trust Company

Attn: Jose Del Real, Esq.

Northern Trust Investments, Inc.

50 South LaSalle Street-MB-09

Chicago, Illinois 60603

Telephone:    (312) 557-1441

Email:            jjd4@ntrs.com

Northern Funds

Attn: Kevin O’Rourke

Northern Trust Investments, Inc.

50 South LaSalle Street

Chicago, Illinois 60603

Telephone:    (312) 557-3932

Email:            kpo1@ntrs.com

With a copy to:

The Northern Trust Company

Attn: Jose Del Real, Esq.

Northern Trust Investments, Inc.

50 South LaSalle Street-MB-09

Chicago, Illinois 60603

Telephone:    (312) 557-1441

Email:            jjd4@ntrs.com

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

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(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

2

3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer (not including any limited purpose broker-dealer that does not execute securities transactions), (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

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(f)

Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

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5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (except when the reference to an Acquired Fund is included in a list of holdings), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U. S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email: GroupOfficeofRegisteredFunds@blackrock.com

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7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of any Acquiring Fund or Acquired Fund organized as a Massachusetts business trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and

6

property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ Kirk C. Lehneis
Name:	Kirk C. Lehneis
Title:	President

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

8

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

9

Schedule A: Acquiring Funds

Registrant: MainStay Funds Trust

Series: MainStay Conservative ETF Allocation Fund

 MainStay Defensive ETF Allocation Fund

 MainStay ESG Multi-Asset Allocation Fund

 MainStay Moderate ETF Allocation Fund

 MainStay Growth ETF Allocation Fund

 MainStay Equity ETF Allocation Fund

Registrant: MainStay VP Funds Trust

Series: MainStay VP IQ Hedge Multi-Strategy Portfolio

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

MainStay Group of Funds

51 Madison Avenue

New York, New York 10010

Attn: Secretary

Email: Kevin Gao@nylim.com

With a copy to:

MainStay Group of Funds

c/o New York Life Investment Management LLC

30 Hudson Street

Email: Kevin Gao@nylim.com

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the ‘‘Effective Date’’), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund’’ pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, it principal underwriter or registered brokers or dealers may knowingly sell share of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(l) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

1

(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

2

3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)

Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

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4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the ‘‘iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

4

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock’’). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email: GroupOfficeofRegisteredFunds@blackrock.com

7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

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8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Section 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of BlackRock California Municipal Series Trust, BlackRock Equity Dividend Fund, BlackRock EuroFund, BlackRock Financial Institutions Series Trust, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V, BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Series Trust and BlackRock Natural Resources Trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt. no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund

6

in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ Tara York
Name:	Tara York
Title:	President

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

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THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

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Schedule A: Acquiring Funds

Registrant: Ohio National Fund, Inc.

Series: ON iShares Managed Risk Balanced Portfolio

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

Todd Brockman

Vice President, Mutual Funds

c/o Ohio National Investments, Inc.

P.O. Box 237

Cincinnati, OH 45201

Fax: (513) 794-4507

Email: Todd_Brockman@ohionational.com

With a copy to:

Ohio National Investments, Inc.

Attn: Legal Dept.

P.O. Box 237

Cincinnati, OH 45201

Fax: (513) 794-4507

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

1

(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

2

3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund‘s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)	Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are

3

subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d 1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

4

5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email: GroupOfficeofRegisteredFunds@blackrock.com

5

7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of BlackRock California Municipal Series Trust, BlackRock Equity Dividend Fund, BlackRock EuroFund, BlackRock Financial Institutions Series Trust, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V, BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Series Trust and BlackRock Natural Resources Trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee,

6

officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ Joseph Keefe
Name:	Joseph Keefe
Title:	President

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

8

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

9

Schedule A: Acquiring Funds

Registrant: Pax World Funds Series Trust I and Pax World Funds Series Trust III

All Series

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

John Boese

c/o Impax Asset Management LLC

30 Penhallow Street, Suite 400

Portsmouth, NH 03801

Fax: 603-431-9175

Email: j.boese@impaxam.com

With a copy to:

Joseph Keefe

30 Penhallow Street, Suite 400

Portsmouth, NH 03801

Fax: 603-431-9175

Email: j.keefe@impaxam.com

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

1

(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

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3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)	Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are

3

subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

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5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquiring Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email: GroupOfficeofRegisteredFunds@blackrock.com

5

7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of BlackRock California Municipal Series Trust, BlackRock Equity Dividend Fund, BlackRock EuroFund, BlackRock Financial Institutions Series Trust, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V, BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Series Trust and BlackRock Natural Resources Trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee,

6

officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ Valentine J. Link, Jr.
Name:	Valentine J. Link, Jr.
Title:	Vice President, PFM Multi-Manager Series Trust

EACH ACQUIRED FUND REGISTRANT LISTED ON SCHEDULE B HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:
Name:
Title:

8

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

9

Schedule A: Acquiring Funds

Registrant: PFM Multi-Manager Series Trust

Series: All Series

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

Jim Link

c/o PFM Asset Management LLC

1735 Market Street, 43rd Floor

Philadelphia, PA 19103

Fax: 215-567-4180

Email: linkj@pfm.com

With a copy to:

PFM Asset Management LLC

Attn: General Counsel

213 Market Street

Harrisburg, PA 17101

Fax: 717-233-6073

Email: compliancegroup@pfm.com

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

1

(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

2

3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)	Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are

3

subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

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5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S.Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquiring Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email: GroupOfficeofRegisteredFunds@blackrock.com

5

7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of BlackRock California Municipal Series Trust, BlackRock Equity Dividend Fund, BlackRock EuroFund, BlackRock Financial Institutions Series Trust, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V, BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Series Trust and BlackRock Natural Resources Trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee,

6

officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

PIMCO Variable Insurance Trust

/s/ Eric Johnson
Name:	Eric Johnson
Title:	President

PIMCO Equity Series

/s/ Eric Johnson
Name:	Eric Johnson
Title:	President

PIMCO Funds

/s/ Eric Johnson
Name:	Eric Johnson
Title:	President

EACH ACQUIRED FUND REGISTRANT LISTED ON SCHEDULE B HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:
Name:
Title:

8

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

9

Schedule A: Acquiring Funds

Registrant: PIMCO Equity Series

Series: PIMCO Dividend and Income Fund

Registrant: PIMCO Funds

Series: PIMCO Global Core Asset Allocation Fund

Registrant: PIMCO Variable Insurance Trust

Series: PIMCO Balanced Allocation Portfolio;

 PIMCO Global Diversified Allocation Portfolio; and

 PIMCO Global Managed Asset Allocation Portfolio

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

PIMCO Equity Series,

PIMCO Funds or

PIMCO Variable Insurance Trust

Attn: Ryan Leshaw

650 Newport Center Drive

Newport Beach, CA 92660

Telephone: (800) 927-4648

Email: ETFPANotification@pimco.com

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly, as well as Principal Global Investors, LLC (the “Acquiring Fund Investment Adviser”) for the limited purposes of the obligations set forth in Section 4(a).

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

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(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

2

3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)	Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are

3

subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

The Acquiring Fund Investment Adviser agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that the Acquiring Fund Investment Adviser shall not be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

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5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email:
GroupOfficeofRegisteredFunds@blackrock.com

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7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of any Acquiring or Acquired Fund that is a Massachusetts business trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee,

6

officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:
Name:
Title:

SOLELY WITH RESPECT TO SECTION 4(a), THE ACQUIRING FUND INVESTMENT ADVISER

By:
Name:
Title:

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

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THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

9

Schedule A: Acquiring Funds

Registrant:	Principal Variable Contracts Funds, Inc. (“PVC”)
Series:	All existing and future series of PVC

Registrant:	Principal Funds, Inc. (“PFI”)
Series:	All existing and future series of PFI

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

Teri Root

Chief Compliance Officer, Principal Registered Funds

c/o Principal Registered Funds

711 High Street

Des Moines, IA 50392

Email: Root.Teri@principal.com

With a copy to:

John L. Sullivan

Attn: Legal Dept.

711 High Street

Des Moines, IA 50392

Email: Sullivan.John.L@principal.com

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

1

(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

2

3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)	Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are

3

subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

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5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email:
GroupOfficeofRegisteredFunds@blackrock.com

5

7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of BlackRock California Municipal Series Trust, BlackRock Equity Dividend Fund, BlackRock EuroFund, BlackRock Financial Institutions Series Trust, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V, BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Series Trust and BlackRock Natural Resources Trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee,

6

officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, SEVERALLY AND NOT JOINTLY, ON BEHALF OF ITS APPLICABLE SERIES

ProFunds

By:	/s/ Todd B. Johnson
Name:	Todd B. Johnson
Title:	President

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

8

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

9

Schedule A: Acquiring Funds

ProFunds

All Series

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

Attn: General Counsel

ProFunds

7272 Wisconsin Avenue, 21st Floor

Bethesda, MD 20814

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

1

(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

2

3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)	Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are

3

subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

4

5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email:
GroupOfficeofRegisteredFunds@blackrock.com

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7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of BlackRock California Municipal Series Trust, BlackRock Equity Dividend Fund, BlackRock EuroFund, BlackRock Financial Institutions Series Trust, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V, BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Series Trust and BlackRock Natural Resources Trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee,

6

officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank; signature pages follow]

7

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, SEVERALLY AND NOT JOINTLY, ON BEHALF OF ITS APPLICABLE SERIES

ProShares Trust

By:	/s/ Todd B. Johnson
Name:	Todd B. Johnson
Title:	President

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

8

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

9

Schedule A: Acquiring Funds

ProShares Trust

All Series

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

Attn: General Counsel

ProShares

7272 Wisconsin Avenue, 21st Floor

Bethesda, MD 20814

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

1

(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the applicable advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

2

3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, which such prior approval shall not be unreasonably withheld, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)	Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are

3

subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.	Refer to such Acquired Fund by its legal name, as used by such fund or its sponsor in applicable disclosures to the public, for example, the “iShares®

4

[Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

(c)

No Acquired Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquiring Fund, PGIM or any of their parents or affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquiring Fund or PGIM. Additionally, no Acquired Fund shall use any logo of the Acquiring Fund or of PGIM or Prudential without entering into a separate trademark license agreement with PGIM or Prudential.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

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If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email:
GroupOfficeofRegisteredFunds@blackrock.com

7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

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(e)

In the case of any Acquiring Fund or Acquired Fund organized as a Massachusetts business trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank;

signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

THE FOLLOWING ACQUIRING FUND REGISTRANTS LISTED ON SCHEDULE A HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

Prudential Investment Portfolios 3
Prudential Investment Portfolios 16

By:	/s/ Scott E. Benjamin
Name:	Scott E. Benjamin
Title:	Vice President

Advanced Series Trust

By:	/s/ Timothy S. Cronin
Name:	Timothy S. Cronin
Title:	President and Principal Executive Officer

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

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THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

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Schedule A: Acquiring Funds

Registrant: Prudential Investment Portfolios 3

Series: PGIM Real Assets Fund

Registrant: Prudential Investment Portfolios 16

Series: PGIM Income Builder Fund

Registrant: Advanced Series Trust

Series: All Series

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

Diana Huffman

c/o PGIM Investments LLC

655 Broad Street, 17th Floor

Newark, NJ 07102

Email: diana.huffman@prudential.com

With a copy to:

Claudia DiGiacomo

Attn: Legal Dept.

PGIM Investments LLC

655 Broad Street, 17th Floor

Newark, NJ 07102

Email: Claudia.digiacomo@prudential.com

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

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(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

2

3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)	Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are

3

subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

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5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquiring Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Groupl2d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email:
GroupOfficeofRegisteredFunds(@blackrock.com

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7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of BlackRock California Municipal Series Trust, BlackRock Equity Dividend Fund, BlackRock EuroFund, BlackRock Financial Institutions Series Trust, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V, BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Series Trust and BlackRock Natural Resources Trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee,

6

officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ Kristen Bayazitoglu
Name:	Kristen Bayazitoglu
Title:	Secretary

EACH ACQUIRED FUND REGISTRANT LISTED ON SCHEDULE B HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:
Name:
Title:

8

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

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Schedule A: Acquiring Funds

Registrant:	Salient MF Trust
Series:	Salient MLP & Energy Infrastructure Fund
Salient Tactical Plus Fund

Registrant:	Forward Funds
Series:	Salient Global Real Estate Fund
Salient Select Income Fund
Salient Tactical Growth Fund

Registrant:	Salient Midstream & MLP Fund

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

Tom Dusenberry

c/o Salient

4265 San Felipe, 8th Floor

Houston, TX 77027

Fax:

Email: dl-fundaccounting@salientpartners.com

With a copy to:

Paul Bachtold

c/o Salient

4265 San Felipe, 8th Floor

Houston, TX 77027

Fax:

Email: pbachtold@salientpartners.com

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

1

(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

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3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)	Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are

3

subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

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5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email:
GroupOfficeofRegisteredFunds@blackrock.com

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7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of BlackRock California Municipal Series Trust, BlackRock Equity Dividend Fund, BlackRock EuroFund, BlackRock Financial Institutions Series Trust, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V, BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Series Trust and BlackRock Natural Resources Trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee,

6

officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

THE FOLLOWING ACQUIRING FUND REGISTRANTS LISTED ON SCHEDULE A HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

Schwab Capital Trust
Schwab Annuity Portfolios

By:	/s/ Mark Fischer
Name:	Mark Fischer
Title:	CFO

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

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THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

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Schedule A: Acquiring Funds

Registrant: Schwab Capital Trust
Series:

Schwab Balanced Fund

Schwab MarketTrack All Equity Portfolio

Schwab MarketTrack Balanced Portfolio

Schwab MarketTrack Conservative Portfolio

Schwab MarketTrack Growth Portfolio

Schwab Monthly Income Fund - Enhanced Payout

Schwab Monthly Income Fund - Maximum Payout

Schwab Monthly Income Fund - Moderate Payout

Schwab Target 2010 Fund

Schwab Target 2015 Fund

Schwab Target 2020 Fund

Schwab Target 2025 Fund

Schwab Target 2030 Fund

Schwab Target 2035 Fund

Schwab Target 2040 Fund

Schwab Target 2045 Fund

Schwab Target 2050 Fund

Schwab Target 2055 Fund

Schwab Target 2060 Fund

Schwab Target 2065 Fund

Schwab Target 2010 Index Fund

Schwab Target 2015 Index Fund

Schwab Target 2020 Index Fund

Schwab Target 2025 Index Fund

Schwab Target 2030 Index Fund

Schwab Target 2035 Index Fund

Schwab Target 2040 Index Fund

Schwab Target 2045 Index Fund

Schwab Target 2050 Index Fund

Schwab Target 2055 Index Fund

Schwab Target 2060 Index Fund

Schwab Target 2065 Index Fund

Registrant: Schwab Annuity Portfolios
Series:	Schwab VIT Balanced Portfolio
Schwab VIT Growth Portfolio
Schwab VIT Balanced with Growth Portfolio

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Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

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Schedule C: Notice for Acquiring Funds

Schwab Capital Trust

Schwab Annuity Portfolios

Mark Fischer

Chief Financial Officer

211 Main Street

San Francisco, CA

Email: mark.d.fischer@schwab.com

With a copy to:

Chief Counsel

Charles Schwab Investment Management, Inc.

211 Main Street

San Francisco, CA 94105

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BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

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(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

2

3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)	Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are

3

subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

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5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquiring Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email:
GroupOfficeofRegisteredFunds@blackrock.com

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7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of BlackRock California Municipal Series Trust, BlackRock Equity Dividend Fund, BlackRock EuroFund, BlackRock Financial Institutions Series Trust, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V, BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Series Trust and BlackRock Natural Resources Trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee,

6

officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ David M. Kuplic
Name:	David M. Kuplic
Title:	President

EACH ACQUIRED FUND REGISTRANT LISTED ON SCHEDULE B HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:
Name:
Title:

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THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

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Schedule A: Acquiring Funds

Registrant:	Securian Funds Trust

Series:	SFT Balanced Stabilization Fund
SFT Equity Stabilization Fund

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

Securian Funds Trust

c/o Securian Asset Management, Inc.

Attention: Compliance Department

400 Robert Street North

Mail Stop A9-5567

St. Paul, Minnesota 55101-2098

Email: SecurianAMCompliance@securianam.com

With a copy to:

Securian Funds Trust

c/o Securian Asset Management, Inc.

Attention: Legal Department

400 Robert Street North

Mail Stop A9-1908

St. Paul, Minnesota 55101-2098

Email: SecurianAMLegal@securianam.com

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fun d” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

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(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

2

3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)	Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are

3

subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

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5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email: GroupOfficeofRegisteredFunds@blackrock.com

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7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of BlackRock California Municipal Series Trust, BlackRock Equity Dividend Fund, BlackRock EuroFund, BlackRock Financial Institutions Series Trust, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V, BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Series Trust and BlackRock Natural Resources Trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee,

6

officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ Stephen MacRae
Name:	Stephen MacRae
Title:	Vice President

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

8

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

9

Schedule A: Acquiring Funds

SEI Institutional Managed Trust

Large Cap Value Fund

Large Cap Growth Fund

Tax-Managed Large Cap Fund

Small Cap Value Fund

Small Cap Growth Fund

Tax-Managed Small Cap Fund

Mid-Cap Fund

Core Fixed Income Fund

High Yield Bond Fund

Real Estate Fund

Small/Mid Cap Equity Fund

Managed Volatility Fund

SEI Institutional Investments Trust

Large Cap Fund

Large Cap Value Fund

Large Cap Growth Fund

Small Cap Fund

International Equity Fund

Core Fixed Income Fund

Large Cap Index Fund

Small/Mid Cap Equity Fund

Large Cap Disciplined Equity Fund

Long Duration Bond Fund

Emerging Markets Equity Fund

High Yield Bond Fund

International Fixed Income Fund

SEI Institutional International Trust

International Equity Fund

Emerging Markets Equity Fund

Emerging Markets Debt Fund

International Fixed Income Fund

Adviser Managed Trust

Tactical Offensive Equity Fund

Tactical Offensive Core Fixed Income Fund

Tactical Offensive Enhanced Fixed Income Fund

Diversified Equity Fund

Core Fixed Income Fund

Enhanced Fixed Income Fund

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

SEI Investment Management Corporation

One Freedom Valley Drive

Oaks, PA 19456

Email: InvestmentProductTeam@seic.com

With a copy to:

SEI Investments Management Corporation

Attn: Legal Dept.

One Freedom Valley Drive

Oaks, PA 19456

Email: InvestmentProductTeam@seic.com

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

1

(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

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(b)

Each Acquired Fund agrees that any information regarding planned purchases or sales of shares of the Acquired Fund provided pursuant to Section 1 will be treated confidentially, used solely for the purposes of this Agreement, and will not be disclosed to any third party without the prior consent of the Acquiring Fund, except for directors/trustees, officers, employees, accountants, legal counsel, investment advisers and other advisers of the Acquired Fund and its affiliates on a need-to-know basis and solely for the purposes of this Agreement, or as required by applicable law.

3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

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(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)

Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

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5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding, or similar lists that solely identify an Acquired Fund as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

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If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email:
GroupOfficeofRegisteredFunds@blackrock.com

7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

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(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of any Acquiring Fund or Acquired Fund organized as a Massachusetts business trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ Ann M. Carpenter
Name:	Ann M. Carpenter
Title:	Vice President / Deputy Treasurer

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

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THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

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Schedule A: Acquiring Funds

Registrant: SSGA Active Trust

Series: SPDR SSGA Income Allocation ETF

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Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

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Schedule C: Notice for Acquiring Funds

State Street Global Advisors

One Iron Street

Boston, MA 02210

Attn: Global Funds Management

Email: NewFoFRule@SSGA.com

With a copy to:

State Street Global Advisors

One Iron Street

Boston, MA 02210

Attn: Legal Department

Email: NewFoFRule@SSGA.com

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BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fun d” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

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(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

2

3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)	Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are

3

subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

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5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email: GroupOfficeofRegisteredFunds@blackrock.com

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7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of BlackRock California Municipal Series Trust, BlackRock Equity Dividend Fund, BlackRock EuroFund, BlackRock Financial Institutions Series Trust, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V, BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Series Trust and BlackRock Natural Resources Trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee,

6

officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ James T Gillespie
Name:	James T Gillespie
Title:	President

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

8

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

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Schedule A

Sterling Capital Ultra Short Bond Fund

Sterling Capital Intermediate U.S. Government Fund

Sterling Capital North Carolina Intermediate Tax-Free Fund

Sterling Capital Short-Duration Bond Fund

Sterling Capital South Carolina Intermediate Tax-Free Fund

Sterling Capital Virginia Intermediate Tax-Free Fund

Sterling Capital West Virginia Intermediate Tax-Free Fund

Sterling Capital Long Duration Corporate Bond Fund

Sterling Capital Quality Income Fund

Sterling Capital Behavioral International Equity Fund

Sterling Capital Mid Value Fund

Sterling Capital Behavioral Large Cap Value Equity Fund

Sterling Capital Behavioral Small Cap Value Equity Fund

Sterling Capital SMID Opportunities Fund

Sterling Capital Total Return Bond Fund

Sterling Capital Equity Income Fund

Sterling Capital Special Opportunities Fund

Sterling Capital Mid Cap Relative Value Fund

Sterling Capital Real Estate Fund

Sterling Capital Small Cap Value Fund

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

Jim Gillespie

c/o Sterling Capital Funds

434 Fayetteville St., Suite 500

Raleigh, NC 27601

JGillespie@sterlingcapital.com

With a copy to:

Jodi Stern

Attn: Compliance Dept.

434 Fayetteville St., Suite 500

Raleigh, NC 27601

JStern@sterlingcapital.com

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

1

(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

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3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 2% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

i.	where an Acquiring Fund and its Advisory Group (as defined by Rule 12d1- 4(d)(1)) individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

ii.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)	Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are

3

subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

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5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund. as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information. fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email:
GroupOfficeofRegisteredFunds@blackrock.com

5

7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of any Acquiring Fund or Acquired Fund that is organized as a Massachusetts business trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the

6

avoidance of doubt, no director. trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ John T. Genoy
John T. Genoy
President

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

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THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

9

SCHEDULE A

ACQUIRING FUND REGISTRANT(S)	APPLICABLE SERIES
SunAmerica Series Trust	SA BlackRock Multi-Factor 70/30 Portfolio

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Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

11

SCHEDULE C

SunAmerica Series Trust

c/o SunAmerica Asset Management, LLC

Attn: General Counsel

Harborside 5

185 Hudson Street, Suite 3300

Jersey City, NJ 07311

with a copy to:

SunAmerica Asset Management, LLC

Attn: Mutual Fund Legal Department

2919 Allen Parkway

Houston, Texas 77019

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BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS , each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(l)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(l) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

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(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund‘s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(l)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

2

3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(l)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund‘s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)	Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are

3

subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d 1-4 List”). Each Acquiring Fund acknowledges that the 12dl-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund‘s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

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5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquiring Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12dl-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Groupl2dl4@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email:
GroupOfficeofRegisteredFunds@blackrock.com

5

7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of BlackRock California Municipal Series Trust, BlackRock Equity Dividend Fund, BlackRock EuroFund, BlackRock Financial Institutions Series Trust, BlackRock Funds, BlackRock Funds II, BlackRock Funds TV, BlackRock Funds V, BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Series Trust and BlackRock Natural Resources Trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee,

6

officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(l) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above. ·

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ Philip McDonald
Name:	Philip McDonald
Title:	President

EACH ACQUIRED FUND REGISTRANT LISTED ON SCHEDULE B HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:
Name:
Title:

8

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

9

Schedule A: Acquiring Funds

Registrant:

Symmetry Panoramic Trust

Series:

Symmetry Panoramic US Equity Fund

Symmetry Panoramic International Equity Fund

Symmetry Panoramic Global Equity Fund

Symmetry Panoramic Tax-Managed Global Equity Fund

Symmetry Panoramic US Fixed Income Fund

Symmetry Panoramic Municipal Fixed Income Fund

Symmetry Panoramic Global Fixed Income Fund

Symmetry Panoramic Alternatives Fund

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

Philip McDonald, President

Symmetry Panoramic Trust

151 National Drive

Glastonbury, CT 06033

Email: pmcdonald@symmetrypartners.com

With a copy to:

Symmetry Partners, LLC

Attn: Legal Dept

151 National Drive

Glastonbury, CT 06033

Email: PanoramicTrading@symmetrypartners.com

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

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(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

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3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)	Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are

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subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

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5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email:
GroupOfficeofRegisteredFunds@blackrock.com

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7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of BlackRock California Municipal Series Trust, BlackRock Equity Dividend Fund, BlackRock EuroFund, BlackRock Financial Institutions Series Trust, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V, BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Series Trust and BlackRock Natural Resources Trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee,

6

officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ Michael W. Kremenak
Name:	Michael W. Kremenak
Title:	Senior Vice President

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

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THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

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Schedule A: Acquiring Funds

All series of Thrivent Mutual Funds, Thrivent Series Fund, Inc., and Thrivent Core Funds

10

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

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Schedule C: Notice for Acquiring Funds

Thrivent Funds

901 Marquette Ave., Suite 2500

Minneapolis, MN 55402

Attn.: Portfolio Compliance

Email: 8465-portfolio_compliance@thrivent.com

With a copy to:

Thrivent Funds

901 Marquette Ave., Suite 2500

Minneapolis, MN 55402

Attn: Chief Legal Officer

Email: jay.jackson@thrivent.com

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BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

1

(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

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(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)

Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or

3

actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

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(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Certification

(a)	Each Acquired Fund agrees to deliver to the Acquiring Fund a certificate upon request, duly certified by an officer of the Acquired Fund, substantially in the form attached hereto as Exhibit A.

(b)	Each Acquired Fund acknowledges that such certificate will be accepted and reasonably relied upon by the Acquiring Fund as conclusive evidence of the facts set forth therein.

7.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs: Email:
Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email: GroupOfficeofRegisteredFunds@blackrock.com

8.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

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9.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

10.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of any Acquiring Fund or Acquired Fund organized as a Massachusetts business trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

11.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TRANSAMERICA FUNDS
TRANSAMERICA SERIES TRUST

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Vice President and Chief Investment Officer, Advisory Services

TRANSAMERICA ETF TRUST

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Vice President and Chief Investment Officer

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

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THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust

iShares, Inc.

iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

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SCHEDULE A

Acquiring Funds

Each current and future series of

•	Transamerica Funds

•	Transamerica Series Trust

•	Transamerica ETF Trust

9

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

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SCHEDULE C

Notices to Acquiring Funds:

Compliance Department

Transamerica Asset Management, Inc.

1801 California St.

Denver, CO 80202

Email: shtamcomplianceinbox@transamerica.com

Legal Department

Transamerica Asset Management, Inc.

1801 California St.

Denver, CO 80202

Email: TAMLegalManager@transamerica.com

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EXHIBIT A

Form of Officer’s Certificate

I, [                    ], the duly elected and qualified officer of [                    ], hereby certify in my capacity as such officer pursuant to Section 6(a) of that certain Fund of Funds Investment Agreement dated [                    ] by and between each registered open-end investment company (each, a “Registrant”) on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto (the “Investment Agreement”) that during the preceding calendar year each Acquired Fund complied with all applicable terms and conditions of the Rule (except as otherwise permitted by relief or guidance issued by the Securities and Exchange Commission or its staff) and the Investment Agreement.

Capitalized terms used and not otherwise defined herein shall have the meanings as defined in the Investment Agreement.

IN WITNESS WHEREOF, the undersigned has executed this certificate as of the      day of         , 202  .

Name:
Title:

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BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

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(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

2

3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)

Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

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4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

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ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email: GroupOfficeofRegisteredFunds@blackrock.com

7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

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8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of BlackRock California Municipal Series Trust, BlackRock Equity Dividend Fund, BlackRock EuroFund, BlackRock Financial Institutions Series Trust, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V, BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Series Trust and BlackRock Natural Resources Trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund

6

in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ Stephanie Shearer
Name:	Stephanie Shearer
Title:	Secretary of Northern Lights Fund Trust and Northern Lights Variable Trust

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

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THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust

BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust

iShares, Inc.

iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

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Schedule A: Acquiring Funds

SCHEDULE A

CURRENT AND PENDING NORTHERN LIGHTS FUNDS
Northern Lights Fund Trust – 74 Funds (68 operational)

•   13D Activist Fund (“13D”)

•   Altegris Funds:

•   Altegris Futures Evolution Fund (“Altegris Futures Evolution”)

•   Altegris/AACA Opportunistic Real Estate Fund (“Altegris Opportunistic”)

•   Astor Funds:

•   Astor Dynamic Allocation Fund (“Astor Dynamic”)

•   Astor Macro Alternative Fund (“Astor Macro”)

•   Astor Sector Allocation Fund (“Astor Sector”)

•   Athena Behavioral Tactical Fund (“Athena”)

•   Beech Hill Total Return Fund (“Beech Hill”)

•   Biondo Focus Fund (“Biondo”)

•   BTS Funds:

•   BTS Managed Income Fund (“BTS Managed”)

•   BTS Tactical Fixed Income Fund (“BTS Tactical”)

•   Changing Parameters Fund (“Changing Parameters”)

•   CMG Funds:

•   CMG Mauldin Core Fund (“CMG Mauldin”)

•   CMG Tactical All Asset Strategy Fund (“CMG All Asset”)

•   CMG Tactical Bond Fund (“CMG Bond”)

•   Donoghue Forlines Funds:

•   Donoghue Forlines Dividend Fund (“Donoghue Forlines Dividend”)

•   Donoghue Forlines Risk Managed Income Fund (“Donoghue Forlines Risk Managed”)

•   Donoghue Forlines Tactical Allocation (“Donoghue Forlines Tactical”)

•   Donoghue Forlines Tactical Income Fund (“Donoghue Forlines Income”)

•   Donoghue Forlines Momentum Fund (“Donoghue Forlines Momentum”)

•   Grant Park Multi-Alternative Strategies Fund (“Grant Park”)

•   Ladenburg Funds:

•   Ladenburg Aggressive Growth Fund (“Ladenburg Aggressive”)

•   Ladenburg Growth Fund (“Ladenburg Growth”)

•   Ladenburg Growth & Income Fund (“Ladenburg Growth & Income”)

•   Ladenburg Income Fund (“Ladenburg Income”)

•   Ladenburg Income & Growth Fund (“Ladenburg Income & Growth”)

•   PSI Strategic Growth Fund (“PSI Strategic”)

•   PFG Funds:

•   PFG Active Core Bond Strategy Fund (“PFG Active Core”)

•   PFG American Funds® Conservative Income Strategy Fund (“PFG American Conservative”)

•   PFG American Funds® Growth Strategy Fund (“PFG American Growth”)

•   PFG BNY Mellon Diversifier Strategy Fund (PFG BNY Mellon”)

•   PFG BR Equity ESG Strategy Fund, (“PFG BR Equity”)

•   PFG Fidelity Institutional AM® Equity Index Strategy Fund (“PFR Fidelity Index”)

•   PFG Fidelity Institutional AM® Equity Sector Strategy Fund (“PFG Fidelity Sector”)

•   PFG JP Morgan Tactical Aggressive Strategy Fund (“JP Morgan Aggressive”)

•   PFG JP Morgan Tactical Moderate Strategy Fund (JP Morgan Moderate”)

•   PFG Meeder Tactical Strategy Fund (“PFG Meeder”)

•   PFG MFS® Aggressive Growth Strategy Fund (“PFG MFS”)

•   PFG Tactical Income Strategy Fund (PFG Tactical”)

•   PFG Fidelity Institutional AM® Bond ESG Strategy

•   PFG Janus Henderson® Balanced Strategy

•   PFG Invesco® Thematic Equity ESG Strategy

•   Sierra Funds:

•   Sierra Tactical Core Income Fund (“Sierra Tactical Core”)

•   Sierra Tactical All Asset Fund (“Sierra Tactical”)

•   Sierra Tactical Municipal Fund (“Sierra Municipal”)

•   Sierra Tactical Bond Fund (“Sierra Bond”)

•   Sierra Tactical Risk Spectrum 30 Fund (“Sierra Tactical 30”)*

•   Sierra Tactical Risk Spectrum50 Fund (“Sierra Tactical 50”)

•   Sierra Tactical Risk Spectrum 70 Fund (“Sierra Tactical 70”)*

•   Toews Funds:

•   Toews Agility Shares Dynamic Tactical Income ETF (“Agility Dynamic”)

•   Navigator Funds:

•   Navigator Equity Hedged Fund (“Navigator Equity”)

•   Navigator Tactical Fixed Income Fund (Navigator Tactical”)

•   Navigator Ultra Short Bond Fund (“Navigator Ultra”)

•   Navigator Investment Grade Bond Fund (“Navigator Investment”)

•   Navigator Tactical U.S. Allocation Fund (Navigator Allocation”)

•   Princeton Funds:

•   Deer Park Total Return Credit Fund (“Deer Park Total”)

•   Eagle MLP Strategy Fund (“Eagle”)

•   Princeton Premium Fund (“Princeton Premium”)

•   Princeton Long/Short Treasury Fund (“Princeton L/S”)

•   Princeton Alternative Premium Fund*

•   Probabilities Funds:

•   Probabilities Fund (“Probabilities”)

•   Probabilities Sector Rotation Fund (“Probabilities Sector”) *

•   Toews Agility Shares Managed Risk Equity ETF (“Agility Managed”)

•   Agility Shares Put Write Enhance Equity ETF (“Agility Put Write”) *

•   Agility Shares Tactical Core Fixed Income ETF (“Agility Tactical”) *

•   Toews Tactical Defensive Alpha Fund (‘Toews Defensive”)

•   Toews Tactical Income Fund (“Toews Income”)

•   Toews Hedged U.S. Fund (“Toews Hedged U.S.”)

•   Toews Hedged Oceana Fund (“Toews Oceana”)

•   Toews Hedged U.S. Opportunity Fund (“Toews Opportunity”)

•   Toews Unconstrained Income Fund (“Toews Unconstrained”)

•   TransWestern Institutional Short Duration Government Bond Fund (“TransWestern”)

•   Zeo Funds:

•   Zeo Short Duration Income Fund (“Zeo Short”)

•   Zeo Sustainable Credit Fund (“Zeo Sustainable”)

Northern Lights Variable Trust – 20 Portfolios (15 operational)

•   7Twelve Balanced Portfolio (“7Twelve”)

•   Astor Funds:

•   Astor Long/Short ETF Portfolio* (“Astor VIT”)

•   Astor Macro Alternative Portfolio* (Astor Macro VIT”)

•   BTS Tactical Fixed Income VIT Fund (“BTS Tactical VIT”)

•   Donoghue Forlines Portfolios:

•   Donoghue Forlines Dividend VIT Fund (“Dividend VIT”)

•   Donoghue Forlines Momentum VIT Fund (“Momentum VIT”)

•   Probabilities VIT Fund (“Probabilities VIT”)

•   TOPS® Portfolios:

•   TOPS® Aggressive Growth ETF Portfolio (“TOPS Aggressive”)

•   TOPS® Balanced ETF Portfolio (“TOPS Balanced”)

•   TOPS® Conservative ETF Portfolio (“TOPS Conservative”)

•   TOPS® Global Target Range TM Fund (“TOPS Global”)

•   TOPS® Growth ETF Portfolio (“TOPS Growth”)

•   TOPS® Hedged Equity Conservative Growth ETF Portfolio (“TOPS Hedged Conservative”) *

•   TOPS®F Hedged Equity Growth ETF Portfolio (“TOPS Hedged Growth”) *

•   TOPS® Hedged Equity Moderate Growth ETF Portfolio * (“TOPs Hedged Moderate”)

•   TOPS® Managed Risk Balanced ETF Portfolio (“TOPS Risk Balanced”)

•   TOPS® Managed Risk Growth ETF Portfolio (“TOPS Risk Growth”)

•   TOPS® Managed Risk Moderate Growth ETF Portfolio (“TOPS Risk ETF”)

•   TOPS® Managed Risk Flex ETF Portfolio (“TOPS Risk Flex”)

•   TOPS® Moderate Growth ETF Portfolio (“TOPS Moderate”)

*	Fund not operational as of November 30, 2021

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

Northern Lights Fund Trust and Northern Lights Variable Trust

Attn: Richard Malinowski

c/o Ultimus Fund Solutions, LLC

80 Arkay Drive

Hauppauge, NY, 11788

Email: rmalinowski@ultimusfundsolutions.com

With a copy to:

Thompson Hine LLP

Attn: Legal Dept.

41 South High Street, Suite 1700

Columbus, OH 43215

Fax: 614-469-3361

Email: joann.strasser@thompsonhine.com

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act as amended from time to time and as interpreted or modified by the SEC or its staff from time to time (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

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(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund or this Agreement.

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3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer (not including any limited purpose broker-dealer that does not execute securities transactions), (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

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(f)

Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

5.	Use of Name.

(a)	To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial

4

statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email: GroupOfficeofRegisteredFunds@blackrock.com

5

7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of any Acquiring Fund or Acquired Fund organized as a Massachusetts business trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of

6

doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank; signature pages follow]

7

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ Laura I. Martinez
Name:	Laura I. Martinez
Title:	Vice President & Associate General Counsel

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

8

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust

iShares, Inc.

iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

9

Schedule A: Acquiring Funds

Registrant: VanEck ETF Trust

Series: VanEck BDC Income ETF

VanEck CEF Muni Income ETF

VanEck Inflation Allocation ETF

VanEck Long/Flat Trend ETF

VanEck Muni Allocation ETF

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

VanEck Compliance Department

c/o Van Eck Associates Corporation

666 Third Avenue, 9th Floor

New York, NY 10017

Email: compliance@vaneck.com

With a copy to:

Van Eck Associates Corporation

Attn: Legal Dept.

666 Third Avenue, 9th Floor

New York, NY 10017

Email: legalnotices@vaneck.com

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

1

(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

2

3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)

Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

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4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

4

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs: Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs: Email: GroupOfficeofRegisteredFunds@blackrock.com

7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

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8. Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of BlackRock California Municipal Series Trust, BlackRock Equity Dividend Fund, BlackRock EuroFund, BlackRock Financial Institutions Series Trust, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V, BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Series Trust and BlackRock Natural Resources Trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund

6

in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ Christopher K. Dyer
Name:	Christopher K. Dyer
Title:	President

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

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THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Narne:	Paul C. Lohrey
Title:	Assistant Secretary

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Schedule A: Acquiring Funds

Registrant:

Victory Portfolios

Series: All current and future Series

Victory Portfolios II

Series: All current and future Series

Victory Variable Insurance Funds

Series: All current and future Series

USAA Mutual Funds Trust

Series: All current and future Series

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

Victory Capital Management Inc.

Attn: Chris Dyer

4900 Tiedeman Road

Brooklyn, OH 44144

Email: cdyer@vcm.com

With a copy to:

Victory Capital Management Inc.

Attn: Legal Dept.

4900 Tiedeman Road

Brooklyn, OH 44144

Email: legal@vcm.com

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

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(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

2

3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)

Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

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4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

4

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs: Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs: Email: GroupOfficeofRegisteredFunds@blackrock.com

7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

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8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of BlackRock California Municipal Series Trust, BlackRock Equity Dividend Fund, BlackRock EuroFund, BlackRock Financial Institutions Series Trust, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V, BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Series Trust and BlackRock Natural Resources Trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund

6

in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ Peter Batchelar
Name:	Peter Batchelar
Title:	Senior Vice President

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

8

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

9

Schedule A: Acquiring Funds

Registrant: Virtus Strategy Trust

Series: Virtus AllianzGI Global Allocation Fund

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

Peter Batchelar, Senior Vice President

Virtus Investment Partners

One Financial Plaza

Hartford, CT 06103

Email: peter.batchelar@virtus.com

With a copy to:

Virtus Investment Partners

Attn: Legal Dept.

One Financial Plaza

Hartford, CT 06103

Email: LegalNotices@Virtus.com

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

1

(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

2

3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)	Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are

3

subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

5.	Use of Name.

(a)	To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial

4

statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email: GroupOfficeofRegisteredFunds@blackrock.com

5

7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of BlackRock California Municipal Series Trust, BlackRock Equity Dividend Fund, BlackRock EuroFund, BlackRock Financial Institutions Series Trust, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V, BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Series Trust and BlackRock Natural Resources Trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee,

6

officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ Todd Modic
Name:	Todd Modic
Title:	Senior Vice President

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

8

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust

BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust

iShares, Inc.

iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

9

SCHEDULE A: Acquiring Funds

Voya Balanced Portfolio, Inc.

Voya Balanced Portfolio

Voya Equity Trust

Voya Global Multi-Asset Fund

Voya Investors Trust

Voya Balanced Income Portfolio

Voya Mutual Funds

Voya Global Diversified Payment Fund

Voya Global Perspectives Fund

Voya Partners, Inc.

Voya Index Solution Income Portfolio

Voya Solution 2030 Portfolio

Voya Solution 2035 Portfolio

Voya Solution 2040 Portfolio

Voya Solution 2045 Portfolio

Voya Solution 2050 Portfolio

Voya Solution 2055 Portfolio

Voya Solution 2060 Portfolio

Voya Solution 2065 Portfolio

Voya Solution Aggressive Portfolio

Voya Solution Income Portfolio

Voya Solution Moderately Aggressive Portfolio

Voya Separate Portfolios Trust

Voya Target In-Retirement Fund

Voya Target Retirement 2025 Fund

Voya Target Retirement 2030 Fund

Voya Target Retirement 2035 Fund

Voya Target Retirement 2040 Fund

Voya Target Retirement 2045 Fund

Voya Target Retirement 2050 Fund

Voya Target Retirement 2055 Fund

Voya Target Retirement 2060 Fund

Voya Target Retirement 2065 Fund

Voya Strategic Allocation Portfolios, Inc.

Voya Strategic Allocation Conservative Portfolio

Voya Strategic Allocation Growth Portfolio

Voya Strategic Allocation Moderate Portfolio

A-1

SCHEDULE B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

B-1

SCHEDULE C: Notice for Acquiring Funds

Gizachew Wubishet, Assistant Vice President and Counsel

c/o Voya Investment Management

7337 E. Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258

Fax: 480-477-2744

Email: Gizachew.Wubishet@voya.com

With a copy to:

Joanne F. Osberg, Vice President and Senior Counsel

Attn: Legal Dept.

7337 E. Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258

Fax: 480-477-2744

Email: Joanne.Osberg@voya.com

C-1

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fun d” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Fund s may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

1

(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

2

3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund ’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)	Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are

3

subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

5.	Use of Name.

(a)	To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial

4

statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email: GroupOfficeofRegisteredFunds@blackrock.com

5

7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of BlackRock California Municipal Series Trust, BlackRock Equity Dividend Fund, BlackRock EuroFund, BlackRock Financial Institutions Series Trust, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V, BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Series Trust and BlackRock Natural Resources Trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee,

6

officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank; signature pages follow]

7

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ Jon Hickey
Name:	Jon Hickey
Title:	Treasurer

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

8

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust

BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust

iShares, Inc.

iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

9

Schedule A: Acquiring Funds

Registrant: The Arbitrage Funds

Series: Arbitrage Fund

Water Island Event-Driven Fund

Water Island Credit Opportunities Fund

Registrant: AltShares Trust

Series: AltShares Merger Arbitrage ETF

AltShares Event-Driven ETF

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

Jonathon Hickey

c/o Water Island Capital, LLC

41 Madison Avenue, 42nd Floor

New York, NY 10010

Email: operations@wicfunds.com

With a copy to:

Philip Channen

c/o Water Island Capital, LLC

41 Madison Avenue, 42nd Floor

New York, NY 10010

Email: compliance@wicfunds.com

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

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(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

2

3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)	Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are

3

subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

5.	Use of Name.

(a)	To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial

4

statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquiring Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email: GroupOfficeofRegisteredFunds@blackrock.com

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7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of BlackRock California Municipal Series Trust, BlackRock Equity Dividend Fund, BlackRock EuroFund, BlackRock Financial Institutions Series Trust, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V, BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Series Trust and BlackRock Natural Resources Trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee,

6

officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ Steven Van Solkema
Name:	Steven Van Solkema
Title:	Principal Financial Officer and Treasurer of Absolute Shares Trust
President and Chief Investment Officer of WBI Investments, Inc. (the Sub-Advisor)

EACH ACQUIRED FUND REGISTRANT LISTED ON SCHEDULE B HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:
Name:
Title:

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THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

9

Schedule A: Acquiring Funds

Exchange- Traded Funds:

Absolute Shares Trust

All Series

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

Absolute Shares Trust

331 Newman Springs Road – Suite 143

Red Bank, NJ 07701

Fax: 732-842-8049

Email: 12d1@wbiinvestments.com

With a copy to:

Kevin Murphy

Attn: General Counsel and Chief Compliance Officer

331 Newman Springs Road – Suite 143

Red Bank, NJ 07701

Fax: 732-842-8049

Email: wbi_compliance@wbiinvestments.com

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

1

(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

2

3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)	Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are

3

subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d 1-4 List on an ongoing basis for any changes which may occur from time to time.

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

5.	Use of Name.

(a)	To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial

4

statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d 1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs: Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs: Email: GroupOfficeofRegisteredFunds@blackrock.com

5

7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of BlackRock California Municipal Series Trust, BlackRock Equity Dividend Fund, BlackRock EuroFund, BlackRock Financial Institutions Series Trust, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V, BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Series Trust and BlackRock Natural Resources Trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee,

6

officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ Scott Love
Name:	Scott Love
Title:	President

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THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust
BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust
iShares, Inc.
iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

9

Schedule A: Acquiring Funds

Registrant: WesMark Funds

Series:

WesMark Balanced Fund

WesMark Large Company Fund

WesMark Small Company Fund

WesMark Tactical Opportunity Fund

WesMark Government Bond Fund

WesMark West Virginia Government Bond Fund

In the case of each of the above Acquiring Funds, a copy of the Declaration of Trust of WesMark Funds is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of the Acquiring Fund shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the Acquiring Fund.

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4 List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

WesMark Funds

Attn: Chief Compliance Officer

One Bank Plaza, 5th Floor

Wheeling, WV 26003

Fax: 304-234-9476

Email: jennifer.roth@wesbanco.com

With a copy to:

Perkins Coie LLP

Attn: Todd Zerega

700 13th St. NWWashington, DC 20005

Email: tzerega@perkinscoie.com

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

1

(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

2

3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)

Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

3

4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

4

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:
William Blair Funds

150 North Riverside	iShares ETFs:
Chicago, Illinois 60606	Email: Group12d14@blackrock.com
Attn: Walter R. Randall, Jr.,
rrandall@williamblair.com	BlackRock Mutual Funds and Active ETFs:
Email: GroupOfficeofRegisteredFunds@blackrock.com
With a copy to: IM Compliance imcompliance@williamblair.com

7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

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8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of BlackRock California Municipal Series Trust, BlackRock Equity Dividend Fund, BlackRock EuroFund, BlackRock Financial Institutions Series Trust, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V, BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Series Trust and BlackRock Natural Resources Trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund

6

in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ Andrew Pfau
Name:	Andrew Pfau
Title:	Secretary

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

8

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust

BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust

iShares, Inc.

iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

9

SCHEDULE A

List of Funds to Which the Agreement Applies

William Blair Funds

Macro Allocation Fund

1

BLACKROCK RULE 12d1-4

FUND OF FUNDS INVESTMENT AGREEMENT

THIS FUND OF FUNDS INVESTMENT AGREEMENT (the “Agreement”), dated as of January 19, 2022 (the “Effective Date”), is made by and between each registered open-end investment company (each, a “Registrant”), on behalf of each portfolio series of each such Registrant listed on Schedule A or Schedule B hereto, or if the relevant Registrant has no portfolio series, then the relevant Registrant (as applicable, each an “Acquiring Fund” or “Acquired Fund” pursuant to the applicable schedule), each severally and not jointly.

WHEREAS, each Registrant is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Section 12(d)(1)(A) of the 1940 Act limits the extent to which a registered investment company may invest in shares of other registered investment companies, and Section 12(d)(1)(B) limits the extent to which a registered investment company, its principal underwriter or registered brokers or dealers may knowingly sell shares of such registered investment company to other investment companies;

WHEREAS, Rule 12d1-4 under the 1940 Act (the “Rule”) permits registered investment companies, such as the Acquiring Funds, to invest in shares of other registered investment companies, such as the Acquired Funds, in excess of the limits of Section 12(d)(1) of the 1940 Act subject to compliance with the conditions of the Rule; and

WHEREAS, an Acquiring Fund may, from time to time, invest in shares of one or more Acquired Funds in excess of the limitations of Section 12(d)(1)(A) in reliance on the Rule;

NOW THEREFORE, in accordance with the Rule, the Acquiring Funds and the Acquired Funds desire to set forth the following terms pursuant to which the Acquiring Funds may invest in the Acquired Funds in reliance on the Rule and certain additional terms of investment as provided below.

1.	Terms of Investment.

(a)

In order to help reasonably address the risk of undue influence on an Acquired Fund by an Acquiring Fund, and to assist the Acquired Fund’s investment adviser with making the required findings under the Rule, each Acquiring Fund and each Acquired Fund agree as follows:

(i)

In-kind redemptions. The Acquiring Fund acknowledges and agrees that, if and to the extent consistent with the Acquired Fund’s registration statement, as amended from time to time, the Acquired Fund may honor any redemption request partially or wholly in-kind in the sole discretion of the Acquired Fund (which discretion of the Acquired Fund shall include the selection of portfolio securities to distribute in-kind), even where such Acquired Fund does not ordinarily satisfy redemption requests in-kind (particularly in the case of Acquired Funds that are not exchange-traded funds).

1

(ii)	Timing/advance notice of redemptions.

1.

With respect to Enumerated Funds (as defined on Schedule B), the Acquiring Fund will use reasonable efforts to provide the required advanced notification specified in the 12d1-4 List (as defined below). Such notice shall be provided to the Acquired Fund(s) whenever practicable and consistent with the Acquiring Fund’s best interests. This provision shall only apply in connection with any investment made by an Acquiring Fund in an Acquired Fund in excess of the limits in Section 12(d)(1)(A)(i) of the 1940 Act. For the avoidance of doubt, in the instance where the Acquired Fund is an exchange-traded fund, the requirements of this paragraph (1) shall not apply to transactions in which an Acquiring Fund did not know or have reason to know that such transaction would result in a redemption transaction with the Acquired Fund (such as where an Acquiring Fund sells shares in the secondary market).

2.

The Acquired Fund acknowledges and agrees that any notification provided pursuant to the foregoing is not a commitment to redeem and constitutes an estimate that may differ materially from the amount, timing and manner in which a redemption request is submitted, if any.

(iii)

Scale of investment. Upon a reasonable request by an Acquired Fund, the Acquiring Fund will provide summary information regarding the anticipated timeline of its investment in the Acquired Fund and the scale of its contemplated investments in the Acquired Fund.

(b)

In order to assist the Acquiring Fund’s investment adviser with evaluating the complexity of the structure and fees and expenses associated with an investment in an Acquired Fund, each Acquired Fund shall provide each Acquiring Fund with information on the fees and expenses of the Acquired Fund reasonably requested by the Acquiring Fund with reference to the Rule. Such fee and expense information shall be limited to that which is made publicly available by the Acquired Fund.

2.	Representations of the Acquired Funds.

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquired Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquired Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquiring Fund if such Acquired Fund fails to comply with the Rule with respect to an investment by the Acquiring Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

2

3.	Representations of the Acquiring Funds.

(a)

In connection with any investment by an Acquiring Fund in an Acquired Fund in excess of the limitations in Section 12(d)(1)(A), the Acquiring Fund agrees to: (i) comply with all conditions of the Rule, as interpreted or modified by the SEC or its Staff from time to time, applicable to Acquiring Funds; (ii) comply with its obligations under this Agreement; and (iii) promptly notify the Acquired Fund if such Acquiring Fund fails to comply with the Rule with respect to its investment in such Acquired Fund, as interpreted or modified by the SEC or its Staff from time to time, or this Agreement.

(b)	An Acquiring Fund shall promptly notify an Acquired Fund:

i.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 3% or more of such Acquired Fund’s total outstanding voting securities;

ii.	of any purchase or acquisition of shares in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities;

iii.	where an Acquiring Fund and its Advisory Group (as defined in the Rule), individually or in the aggregate, hold more than 25% of such Acquired Fund’s total outstanding voting securities; and

iv.	if at any time an Acquiring Fund no longer holds voting securities of an Acquired Fund in excess of an amount noted in (i), (ii), or (iii) above.

(c)

Notwithstanding anything herein to the contrary, any Acquiring Fund that has an “affiliated person” (as defined under the 1940 Act) that is: (i) a broker-dealer, (ii) a broker-dealer or bank that borrows as part of a securities lending program, or (iii) a futures commission merchant or a swap dealer, will: (a) not make an investment in an Acquired Fund that causes such Acquiring Fund to hold 5% or more of such Acquired Fund’s total outstanding voting securities without prior approval from the Acquired Fund, and (b) notify the Acquired Fund if any investment by the Acquiring Fund that complied with (a) at the time of purchase no longer complies.

(d)	The requirements set forth in Sections 3(b)(i), 3(b)(ii), and 3(c) shall not apply where the Acquiring Fund’s full portfolio is sub-advised by any affiliate of BlackRock, Inc.

(e)

An Acquiring Fund shall provide an Acquired Fund with information regarding the amount of such Acquiring Fund’s investments in the Acquired Fund, and information regarding affiliates of the Acquiring Fund, upon the Acquired Fund’s reasonable request.

(f)

Each Acquiring Fund acknowledges that it may not rely on this Agreement to invest in the Ineligible Funds (as defined in Schedule B) and that the Enumerated Funds are subject to certain additional conditions described on the list of Ineligible Funds and Enumerated Funds (the “12d1-4 List”). Each Acquiring Fund acknowledges that the 12d1-4 List is available as described in Schedule B, and further acknowledges that it is an Acquiring Fund’s obligation to review the 12d1-4 List on an ongoing basis for any changes which may occur from time to time.

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4.	Indemnification.

(a)

Each Acquiring Fund agrees to hold harmless and indemnify each Acquired Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or claims or actions (“Claims”) asserted against the Acquired Fund, including any of their principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquiring Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquiring Fund shall be liable for indemnifying any Acquired Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquired Fund to such Acquiring Fund pursuant to terms and conditions of this Agreement.

(b)

Each Acquired Fund agrees to hold harmless and indemnify an Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, against and from any and all losses, expenses or liabilities incurred by or Claims asserted against the Acquiring Fund, including any of its principals, directors or trustees, officers, employees and agents, to the extent such Claims result from a violation or alleged violation by such Acquired Fund of any provision of this Agreement, such indemnification to include any reasonable counsel fees and expenses incurred in connection with investigating and/or defending such Claims; provided that no Acquired Fund shall be liable for indemnifying any Acquiring Fund for any Claims resulting from violations that occur directly as a result of incomplete or inaccurate information provided by the Acquiring Fund to such Acquired Fund pursuant to terms and conditions of this Agreement.

(c)

Any liability pursuant to the forgoing provisions shall be several and not joint. In any action involving the parties under this Agreement, the parties agree to look solely to the individual series of the Acquiring Fund(s) or Acquired Fund(s) that is/are involved in the matter in controversy and not to any other series.

5.	Use of Name.

(a)

To the extent an Acquiring Fund refers to one or more Acquired Funds in any prospectus, statement of additional information or otherwise (but not in the financial statements of the Acquiring Fund when the Acquired Fund is listed as a holding), each Acquiring Fund agrees to:

i.

Refer to such Acquired Fund by its legal name, for example, the “iShares® [Index Provider (when required)] [Exposure] ETF” (e.g., iShares U.S. Financial Services ETF or iShares Core S&P 500 ETF or iShares MSCI ACWI ETF) upon first reference to such Acquired Fund, and by its legal name or its ticker symbol for subsequent references; and

4

ii.	Include the following notice within reasonable proximity to the first reference to such Acquired Fund, as applicable:

iShares® is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in [Name of Acquiring Fund].

(b)

No Acquiring Fund shall use the name or any tradename, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof of the Acquired Fund, BlackRock or any of their affiliates in its shareholder communications, advertising, sales literature and similar communications (other than a prospectus, statement of additional information, fact sheet or similar disclosure document, or shareholder report) unless it first receives prior written approval (including approval through written electronic communications) of the Acquired Fund or BlackRock. Additionally, no Acquiring Fund shall use any logo of the Acquired Fund or of BlackRock without entering into a separate trademark license agreement with BlackRock.

6.	Notices.

All notices, including all information that either party is required to provide under the terms of this Agreement and the Rule, shall be in writing and shall be delivered by registered or overnight mail, facsimile, or electronic mail to the address for each party specified below. Either party may notify the other in writing of any changes to these notice provisions. For the avoidance of doubt, it is acknowledged and agreed that no notice is required hereunder to update, supplement or otherwise amend the 12d1-4 List.

If to the Acquiring Funds:	If to the Acquired Funds:

As set forth on Schedule C	iShares ETFs:
Email: Group12d14@blackrock.com

BlackRock Mutual Funds and Active ETFs:
Email: GroupOfficeofRegisteredFunds@blackrock.com

7.	Additional Acquiring Funds.

In the event that an Acquiring Fund wishes to include one or more series in addition to those originally set forth on Schedule A, the Acquiring Fund shall so notify the Acquired Fund in writing, and if the Acquired Fund agrees in writing, such series shall hereunder become an Acquiring Fund, and Schedule A shall be amended accordingly.

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8.	Governing Law; Counterparts.

(a)	This Agreement will be governed by Delaware law without regard to choice of law principles.

(b)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronic copy of a signature received in Portable Document Format (PDF) or a copy of a signature received via a fax machine shall be deemed to be of the same force and effect as an original signature on an original executed document.

9.	Term and Termination; Assignment; Amendment.

(a)

This Agreement shall be effective for the duration of the Acquired Funds’ and the Acquiring Funds’ reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time. While the terms of the Agreement shall only be applicable to investments in Funds made in reliance on the Rule, as interpreted or modified by the SEC or its Staff from time to time, the Agreement shall continue in effect until terminated pursuant to Section 9(b).

(b)

This Agreement shall continue until terminated in writing by either party upon 30 days’ notice to the other party. Upon termination of this Agreement, the Acquiring Fund may not purchase additional shares of the Acquired Fund beyond the Section 12(d)(1)(A) limits in reliance on the Rule.

(c)	This Agreement may not be assigned by either party without the prior written consent of the other.

(d)	Other than as set forth in Sections 6 and 7 above, this Agreement may be amended only by a writing that is signed by each affected party.

(e)

In the case of BlackRock California Municipal Series Trust, BlackRock Equity Dividend Fund, BlackRock EuroFund, BlackRock Financial Institutions Series Trust, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V, BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Series Trust and BlackRock Natural Resources Trust (each, a “Massachusetts Trust”), a copy of the Declaration of Trust of each Massachusetts Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, employee, agent, employee or shareholder of a Massachusetts Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each Massachusetts Trust. For the avoidance of doubt, no director, trustee, officer, employee, agent, employee or shareholder of any other Registrant shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and property of the applicable series of each such Registrant.

10.

Termination of Prior Agreements. The execution of this Agreement shall be deemed to constitute the termination as of the Effective Date of any and all prior agreements between an Acquiring Fund and an Acquired Fund that relates to the investment by any Acquiring Fund

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in any Acquired Fund in reliance on a participation agreement, exemptive order or other arrangement among the parties intended to achieve compliance with Section 12(d)(1) of the 1940 Act (the “Prior Section 12 Agreements”). The parties hereby waive any notice provisions, conditions to termination, or matters otherwise required to terminate such Prior Section 12 Agreements.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EACH ACQUIRING FUND REGISTRANT LISTED ON SCHEDULE A HERETO, ON BEHALF OF ITS APPLICABLE SERIES

By:	/s/ John C. McDonnell
Name:	John C. McDonnell
Title:	Vice President and Chief Operations Officer

[Remainder of page intentionally left blank; Acquired Fund signature page follows]

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THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

BlackRock ETF Trust

BlackRock ETF Trust II

By:	/s/ Jennifer McGovern
Name:	Jennifer McGovern
Title:	Vice President

THE FOLLOWING ACQUIRED FUND REGISTRANTS LISTED ON SCHEDULE B HERETO, EACH ON BEHALF OF ITS APPLICABLE SERIES

iShares Trust

iShares, Inc.

iShares U.S. ETF Trust

By:	/s/ Paul C. Lohrey
Name:	Paul C. Lohrey
Title:	Assistant Secretary

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Schedule A: Acquiring Funds

Registrant: Wilmington Funds

Series: Wilmington Real Asset Fund

Schedule B: Acquired Funds

Exchange-Traded Funds:

BlackRock ETF Trust

All Series

BlackRock ETF Trust II

All Series

iShares Trust

All Series

iShares, Inc.

All Series

iShares U.S. ETF Trust

All Series

This Schedule B is amended to exclude any Acquired Fund that is at the time included on the list of funds that are not permissible as Acquired Funds (the “Ineligible Funds”) and is supplemented to include Acquired Funds that are subject to certain additional terms of investment as set forth in the Agreement (the “Enumerated Funds”), along with related requirements (the “12d1-4

List”), all such additional terms and requirements being deemed incorporated by reference into the Agreement, which is maintained at https://www.ishares.com/us/literature/shareholder-letters/blackrock-12d1-4-list.pdf, as such site is amended, supplemented or revised and in effect from time to time.

Schedule C: Notice for Acquiring Funds

John C. McDonnell

c/o Wilmington Funds Management Corporation

1100 North Market Street, 9th Floor

Wilmington, DE 19890

Email: jmcdonnell@wilmingtontrust.com

With a copy to:

Robert Tuleya

Attn: Legal Dept.

1100 North Market Street

Wilmington, DE 19890

Email: rtuleya@mtb.com